EXHIBIT 99

                            PRICE AND YIELD TABLES

GSR0204 - Price/Yield - A1

Balance      $183,815,000.00  Delay            24
Coupon       4.21             Dated            5/1/02
Settle       5/30/02          First Payment    6/25/02

Price          5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
99-12                     3.974           4.0059            4.0419           4.0804           4.1216            4.1651
99-12                       158              161               165              169              173               177
99-16                    3.9572           3.9824            4.0108           4.0409            4.073            4.1067
99-16                       156              159               162              165              168               171
99-20                    3.9405            3.959            3.9797           4.0015           4.0246            4.0485
99-20                       155              157               159              161              163               165
99-24                    3.9237           3.9356            3.9487           3.9622           3.9762            3.9904
99-24                       153              154               156              157              158               160
99-28                     3.907           3.9123            3.9177            3.923           3.9279            3.9324
99-28                       152              152               153              153              154               154
100-00                   3.8904            3.889            3.8869           3.8839           3.8798            3.8746
100-00                      150              150               150              149              149               148
100-04                   3.8738           3.8658            3.8561           3.8448           3.8318            3.8169
100-04                      148              148               147              145              144               143
100-08                   3.8572           3.8426            3.8254           3.8059           3.7839            3.7593
100-08                      147              145               144              142              139               137
100-12                   3.8406           3.8195            3.7947            3.767           3.7361            3.7019
100-12                      145              143               141              138              135               131
100-16                   3.8241           3.7965            3.7641           3.7283           3.6884            3.6446
100-16                      143              141               137              134              130               126
100-20                   3.8076           3.7735            3.7336           3.6896           3.6408            3.5875
100-20                      142              138               134              130              125               120

WAL                       9.916            6.631             4.759            3.637            2.891             2.368
Mod Durn                  7.485            5.361             4.041            3.188            2.591             2.157
Principal Window  Jun02 - Jun24    Jun02 - Nov18     Jun02 - Jul14    Jun02 - Oct11    Jun02 - Nov09     Jun02 - Jul08



Price        35 CPR, Call (Y)   40 CPR, Call (Y) 50 CPR, Call (Y)  60 CPR, Call (Y) 70 CPR, Call (Y) 80 CPR, Call (Y)
99-12                     4.211            4.259            4.3637           4.4868           4.6318            4.8144 Yield
99-12                       181              186               196              209              223               241 Disc Margin
99-16                     4.142           4.1788            4.2579           4.3495           4.4552            4.5848 Yield
99-16                       175              178               186              195              205               218 Disc Margin
99-20                    4.0733           4.0987            4.1524           4.2126           4.2791            4.3559 Yield
99-20                       168              170               176              182              188               196 Disc Margin
99-24                    4.0047           4.0189            4.0472           4.0761           4.1036            4.1277 Yield
99-24                       161              163               165              168              171               173 Disc Margin
99-28                    3.9362           3.9393            3.9423             3.94           3.9285            3.9002 Yield
99-28                       154              155               155              155              154               151 Disc Margin
100-00                    3.868           3.8598            3.8377           3.8042           3.7539            3.6734 Yield
100-00                      148              147               145              141              136               129 Disc Margin
100-04                   3.7999           3.7806            3.7333           3.6689           3.5799            3.4474 Yield
100-04                      141              139               134              128              119               106 Disc Margin
100-08                   3.7319           3.7015            3.6292           3.5338           3.4063             3.222 Yield
100-08                      134              131               124              115              102                84 Disc Margin
100-12                   3.6642           3.6227            3.5253           3.3992           3.2333            2.9974 Yield
100-12                      128              124               114              102               85                62 Disc Margin
100-16                   3.5966            3.544            3.4218           3.2649           3.0607            2.7734 Yield
100-16                      121              116               104               88               68                40 Disc Margin
100-20                   3.5291           3.4656            3.3185           3.1309           2.8886            2.5502 Yield
100-20                      114              108                94               75               51                18 Disc Margin

WAL                       1.982            1.688             1.264            0.964            0.744             0.570
Mod Durn                  1.827            1.570             1.192            0.919            0.715             0.550
Principal Window  Jun02 - Jul07    Jun02 - Oct06     Jun02 - Sep05    Jun02 - Nov04    Jun02 - Apr04     Jun02 - Nov03



LIBOR_1YR             2.63375
CMT_1YR                  2.36

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - A2A

Balance      $236,000,000.00  Delay            0
Coupon       3.1558           Dated            5/30/02
Settle       5/30/02          First Payment    6/25/02

Price        5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
99-12                  3.3265           3.4238            3.5288           3.6406           3.7592            3.8852
99-12                      90              100               110              121              133               146
99-16                  3.2964           3.3741            3.4581           3.5474           3.6422            3.7428
99-16                      87               95               103              112              122               132
99-20                  3.2664           3.3246            3.3875           3.4544           3.5254            3.6007
99-20                      84               90                96              103              110               117
99-24                  3.2364           3.2752            3.3171           3.3616           3.4089             3.459
99-24                      81               85                89               94               98               103
99-28                  3.2065           3.2259            3.2468            3.269           3.2926            3.3177
99-28                      78               80                82               84               87                89
100-00                 3.1766           3.1766            3.1766           3.1767           3.1767            3.1767
100-00                     75               75                75               75               75                75
100-04                 3.1468           3.1275            3.1067           3.0845            3.061             3.036
100-04                     72               70                68               66               63                61
100-08                 3.1171           3.0785            3.0368           2.9925           2.9455            2.8957
100-08                     69               65                61               57               52                47
100-12                 3.0874           3.0296            2.9671           2.9008           2.8304            2.7557
100-12                     66               60                54               47               40                33
100-16                 3.0578           2.9807            2.8976           2.8092           2.7155            2.6161
100-16                     63               55                47               38               29                19
100-20                 3.0282            2.932            2.8282           2.7179           2.6009            2.4768
100-20                     60               51                40               29               17                 5

WAL                     4.694            2.737             1.886            1.418            1.122             0.919
Mod Durn                4.191            2.542             1.784            1.355            1.079             0.888
Principal Window  Jun02 - Jul12  Jun02 - Jun08     Jun02 - Aug06    Jun02 - Jul05    Jun02 - Nov04     Jun02 - Jun04


Price      35 CPR, Call (Y)   40 CPR, Call (Y) 50 CPR, Call (Y)  60 CPR, Call (Y) 70 CPR, Call (Y) 80 CPR, Call (Y)
99-12                  4.0193           4.1624            4.4816           4.8591           5.3248            5.9433 Yield
99-12                     159              174               207              273              332               393 Spread
99-16                  3.8499           3.9642            4.2191           4.5204           4.8919            5.3852 Yield
99-16                     142              154               181              239              288               338 Spread
99-20                  3.6809           3.7665            3.9573           4.1828           4.4607            4.8295 Yield
99-20                     125              134               154              205              245               282 Spread
99-24                  3.5124           3.5694            3.6963           3.8463           4.0311            4.2762 Yield
99-24                     109              114               128              171              202               227 Spread
99-28                  3.3443           3.3728            3.4361            3.511           3.6031            3.7253 Yield
99-28                      92               95               102              138              159               172 Spread
100-00                 3.1767           3.1767            3.1767           3.1767           3.1768            3.1768 Yield
100-00                     75               75                76              104              117               117 Spread
100-04                 3.0095           2.9811            2.9181           2.8436            2.752            2.6307 Yield
100-04                     58               56                50               71               74                62 Spread
100-08                 2.8427           2.7861            2.6602           2.5117           2.3289             2.087 Yield
100-08                     42               36                25               38               32                 8 Spread
100-12                 2.6763           2.5916            2.4031           2.1808           1.9073            1.5456 Yield
100-12                     25               17                -1                5              -10               -46 Spread
100-16                 2.5104           2.3976            2.1468            1.851           1.4874            1.0066 Yield
100-16                      8               -3               -27              -28              -52              -100 Spread
100-20                 2.3449           2.2042            1.8913           1.5223            1.069            0.4698 Yield
100-20                     -8              -22               -52              -61              -94              -154 Spread

WAL                     0.770            0.657             0.495            0.383            0.300             0.233
Mod Durn                0.747            0.638             0.483            0.375            0.294             0.228
Principal Window  Jun02 - Feb04    Jun02 - Nov03     Jun02 - Jun03    Jun02 - Mar03    Jun02 - Jan03     Jun02 - Nov02



LIBOR_1YR             2.63375
CMT_1YR                  2.36

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204 - Price/Yield - A2B

Balance      $198,458,000.00  Delay            24
Coupon       4.883            Dated            5/1/02
Settle       5/30/02          First Payment    6/25/02

Price          5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
99-12                    5.0728           5.0728            5.0728           5.0728           5.0728            5.0735
99-12                       125              125               125              125              125               126
99-16                    5.0143           5.0143            5.0143           5.0143           5.0143            5.0147
99-16                       119              119               119              119              119               120
99-20                     4.956            4.956             4.956            4.956            4.956            4.9561
99-20                       114              114               114              114              114               114
99-24                    4.8977           4.8977            4.8977           4.8977           4.8977            4.8975
99-24                       108              108               108              108              108               109
99-28                    4.8395           4.8395            4.8395           4.8395           4.8395             4.839
99-28                       102              102               102              102              102               103
100-00                   4.7814           4.7814            4.7814           4.7814           4.7814            4.7806
100-00                       96               96                96               96               96                97
100-04                   4.7234           4.7234            4.7234           4.7234           4.7234            4.7223
100-04                       90               90                90               90               90                91
100-08                   4.6655           4.6655            4.6655           4.6655           4.6655            4.6641
100-08                       85               85                85               85               85                85
100-12                   4.6077           4.6077            4.6077           4.6077           4.6077             4.606
100-12                       79               79                79               79               79                79
100-16                     4.55             4.55              4.55             4.55             4.55             4.548
100-16                       73               73                73               73               73                74
100-20                   4.4923           4.4923            4.4923           4.4923           4.4923            4.4901
100-20                       67               67                67               67               67                68

WAL                       2.319            2.319             2.319            2.319            2.319             2.307
Mod Durn                  2.145            2.145             2.145            2.145            2.145             2.134
Principal Window  Sep04 - Sep04    Sep04 - Sep04     Sep04 - Sep04    Sep04 - Sep04    Sep04 - Sep04     Jun04 - Sep04


Price        35 CPR, Call (Y)   40 CPR, Call (Y) 50 CPR, Call (Y)  60 CPR, Call (Y) 70 CPR, Call (Y) 80 CPR, Call (Y)
99-12                    5.0772           5.0834            5.1022           5.1302            5.182            5.2574 Yield
99-12                       130              137               157              187              227               262 Spread
99-16                    5.0169           5.0205            5.0315           5.0477           5.0779            5.1217 Yield
99-16                       124              130               150              179              216               248 Spread
99-20                    4.9567           4.9577            4.9608           4.9654           4.9739            4.9863 Yield
99-20                       118              124               143              171              206               234 Spread
99-24                    4.8966            4.895            4.8903           4.8832           4.8702            4.8512 Yield
99-24                       112              118               136              163              196               221 Spread
99-28                    4.8365           4.8324            4.8199           4.8012           4.7667            4.7163 Yield
99-28                       106              112               129              154              185               207 Spread
100-00                   4.7766           4.7699            4.7496           4.7193           4.6633            4.5818 Yield
100-00                      100              105               122              146              175               194 Spread
100-04                   4.7168           4.7075            4.6794           4.6376           4.5602            4.4475 Yield
100-04                       94               99               115              138              165               181 Spread
100-08                    4.657           4.6452            4.6093            4.556           4.4573            4.3135 Yield
100-08                       88               93               108              130              154               167 Spread
100-12                   4.5974            4.583            4.5394           4.4745           4.3545            4.1797 Yield
100-12                       82               87               101              122              144               154 Spread
100-16                   4.5378           4.5209            4.4696           4.3932            4.252            4.0463 Yield
100-16                       76               80                94              114              134               140 Spread
100-20                   4.4783           4.4589            4.3999           4.3121           4.1496            3.9131 Yield
100-20                       70               74                87              106              124               127 Spread

WAL                       2.244            2.148             1.902            1.624            1.275             0.971
Mod Durn                  2.079            1.994             1.773            1.522            1.206             0.926
Principal Window  Feb04 - Sep04    Nov03 - Sep04     Jun03 - Sep04    Mar03 - Sep04    Jan03 - Apr04                Nov02 - Nov03


LIBOR_1YR             2.63375
CMT_1YR                  2.36

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - A3A

Balance      $128,500,000.00  Delay            0
Coupon       2.6544           Dated            5/30/02
Settle       5/30/02          First Payment    6/25/02

Price          5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
99-12                    3.0168            3.291            3.5776           3.8732           4.1817            4.5016
99-12                        59               86               115              145              194               245
99-16                     2.947           3.1661             3.395            3.631           3.8773            4.1326
99-16                        52               74                97              121              164               208
99-20                    2.8773           3.0414            3.2129           3.3895           3.5739            3.7649
99-20                        45               62                79               96              134               171
99-24                    2.8078            2.917            3.0312           3.1487           3.2714            3.3984
99-24                        38               49                61               72              103               135
99-28                    2.7384            2.793            2.8499           2.9086           2.9698            3.0332
99-28                        31               37                42               48               73                98
100-00                   2.6691           2.6692            2.6692           2.6692           2.6692            2.6692
100-00                       24               24                24               24               43                62
100-04                      2.6           2.5456            2.4889           2.4304           2.3695            2.3065
100-04                       17               12                 6                0               13                25
100-08                   2.5311           2.4224             2.309           2.1923           2.0708             1.945
100-08                       11                0               -12              -23              -17               -11
100-12                   2.4623           2.2995            2.1297           1.9549            1.773            1.5848
100-12                        4              -13               -30              -47              -46               -47
100-16                   2.3936           2.1768            1.9507           1.7182           1.4761            1.2258
100-16                       -3              -25               -48              -71              -76               -83
100-20                    2.325           2.0544            1.7723           1.4821           1.1801             0.868
100-20                      -10              -37               -65              -94             -106              -118

WAL                       1.891            1.042             0.710            0.534            0.425             0.350
Mod Durn                  1.807            1.011             0.692            0.523            0.416             0.344
Principal Window  Jun02 - Mar06    Jun02 - Jul04     Jun02 - Nov03    Jun02 - Jun03    Jun02 - Mar03     Jun02 - Feb03


Price        35 CPR, Call (Y)   40 CPR, Call (Y) 50 CPR, Call (Y)  60 CPR, Call (Y) 70 CPR, Call (Y) 80 CPR, Call (Y)
99-12                    4.8286           5.1723            5.9164           6.7441           7.6378            8.8371 Yield
99-12                       282              316               391              474              563               683 Spread
99-16                    4.3935           4.6676            5.2608           5.9201           6.6314            7.5851 Yield
99-16                       238              266               325              391              462               558 Spread
99-20                      3.96           4.1649            4.6083           5.1007           5.6314            6.3424 Yield
99-20                       195              216               260              309              362               433 Spread
99-24                    3.5281           3.6644            3.9589           4.2857           4.6378             5.109 Yield
99-24                       152              166               195              228              263               310 Spread
99-28                    3.0979           3.1658            3.3126           3.4753           3.6505            3.8847 Yield
99-28                       109              116               130              147              164               188 Spread
100-00                   2.6692           2.6693            2.6693           2.6693           2.6694            2.6695 Yield
100-00                       66               66                66               66               66                66 Spread
100-04                   2.2422           2.1747            2.0291           1.8678           1.6945            1.4632 Yield
100-04                       23               17                 2              -14              -31               -55 Spread
100-08                   1.8167           1.6822            1.3919           1.0707           0.7258            0.2658 Yield
100-08                      -19              -33               -62              -94             -128              -174 Spread
100-12                   1.3929           1.1916            0.7577           0.2779          -0.2368           -0.9227 Yield
100-12                      -62              -82              -125             -173             -225              -293 Spread
100-16                   0.9706           0.7031            0.1265          -0.5105          -1.1933           -2.1025 Yield
100-16                     -104             -131              -188             -252             -320              -411 Spread
100-20                   0.5498           0.2165           -0.5017          -1.2947          -2.1439           -3.2736 Yield
100-20                     -146             -179              -251             -330             -415              -528 Spread

WAL                       0.297            0.257             0.198            0.158            0.130             0.105
Mod Durn                  0.292            0.252             0.195            0.156            0.128             0.103
Principal Window   Jun02 - Dec02    Jun02 - Nov02     Jun02 - Oct02    Jun02 - Sep02    Jun02 - Aug02     Jun02 - Jul02



LIBOR_1YR             2.63375
CMT_1YR                  2.36

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - A3B

Balance      $220,000,000.00  Delay            24
Coupon       3.926            Dated            5/1/02
Settle       5/30/02          First Payment    6/25/02

Price          5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
99-12                    4.0151            4.049            4.0862           4.1263           4.1692            4.2149
99-12                      -138              -72               -18               31               71               109
99-16                    3.9955           4.0177            4.0421           4.0683           4.0964            4.1264
99-16                      -140              -75               -23               25               64               100
99-20                    3.9759           3.9865            3.9981           4.0105           4.0239            4.0381
99-20                      -142              -78               -27               19               56                91
99-24                    3.9564           3.9553            3.9541           3.9528           3.9514            3.9499
99-24                      -144              -82               -31               13               49                82
99-28                    3.9369           3.9242            3.9102           3.8952           3.8791            3.8619
99-28                      -146              -85               -36                8               42                73
100-00                   3.9175           3.8931            3.8664           3.8377           3.8069            3.7741
100-00                     -148              -88               -40                2               35                65
100-04                    3.898           3.8621            3.8226           3.7802           3.7348            3.6864
100-04                     -150              -91               -45               -4               28                56
100-08                   3.8786           3.8311            3.7789           3.7229           3.6629            3.5989
100-08                     -152              -94               -49              -10               20                47
100-12                   3.8593           3.8002            3.7353           3.6657           3.5911            3.5116
100-12                     -154              -97               -53              -15               13                38
100-16                   3.8399           3.7693            3.6918           3.6085           3.5194            3.4244
100-16                     -156             -100               -58              -21                6                30
100-20                   3.8206           3.7385            3.6483           3.5515           3.4478            3.3374
100-20                     -157             -103               -62              -27               -1                21

WAL                       7.643            4.494             3.095            2.320            1.829             1.492
Mod Durn                  6.408            4.013             2.845            2.168            1.728             1.420
Principal Window  Mar06 - Jun14    Jul04 - Oct09     Nov03 - Jul07    Jun03 - Apr06    Mar03 - Jun05     Feb03 - Nov04



Price        35 CPR, Call (Y)   40 CPR, Call (Y) 50 CPR, Call (Y)  60 CPR, Call (Y) 70 CPR, Call (Y) 80 CPR, Call (Y)
99-12                    4.2638           4.3163            4.4342           4.5758           4.7559            4.9962 Yield
99-12                       138              161               179              193              211               235 Spread
99-16                    4.1585           4.1928              4.27           4.3627           4.4806            4.6379 Yield
99-16                       127              149               163              172              184               200 Spread
99-20                    4.0533           4.0696            4.1062           4.1502           4.2062            4.2807 Yield
99-20                       117              137               146              151              156               164 Spread
99-24                    3.9483           3.9466            3.9428           3.9382           3.9324            3.9247 Yield
99-24                       106              125               130              130              129               128 Spread
99-28                    3.8436           3.8239            3.7798           3.7268           3.6594            3.5697 Yield
99-28                        96              112               114              108              102                93 Spread
100-00                    3.739           3.7014            3.6171           3.5158           3.3872            3.2159 Yield
100-00                       85              100                97               87               74                57 Spread
100-04                   3.6347           3.5792            3.4547           3.3054           3.1157            2.8631 Yield
100-04                       75               88                81               66               47                22 Spread
100-08                   3.5305           3.4572            3.2928           3.0954            2.845            2.5115 Yield
100-08                       64               76                65               45               20               -13 Spread
100-12                   3.4266           3.3355            3.1311            2.886           2.5749            2.1609 Yield
100-12                       54               63                49               24               -7               -48 Spread
100-16                   3.3228            3.214            2.9698           2.6771           2.3056            1.8114 Yield
100-16                       44               51                33                3              -34               -83 Spread
100-20                   3.2193           3.0927            2.8089           2.4686           2.0371            1.4631 Yield
100-20                       33               39                17              -17              -61              -118 Spread

WAL                       1.247            1.060             0.793            0.609            0.470             0.361
Mod Durn                  1.193            1.018             0.767            0.591            0.458             0.353
Principal Window  Dec02 - Jun04    Nov02 - Feb04     Oct02 - Sep03    Sep02 - May03    Aug02 - Feb03     Jul02 - Dec02
LIBOR_1YR             2.63375
CMT_1YR                  2.36

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule
415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.
Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - A3C

Balance      $222,505,000.00  Delay            24
Coupon       5.672            Dated            5/1/02
Settle       5/30/02          First Payment    6/25/02

Price          5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
100-12                   5.4359           5.4359            5.4359           5.4359           5.4359            5.4347
100-12                      137              137               137              137              137               137
100-16                   5.3858           5.3858            5.3858           5.3858           5.3858            5.3844
100-16                      132              132               132              132              132               132
100-20                   5.3358           5.3358            5.3358           5.3358           5.3358            5.3342
100-20                      127              127               127              127              127               127
100-24                   5.2858           5.2858            5.2858           5.2858           5.2858             5.284
100-24                      122              122               122              122              122               122
100-28                    5.236            5.236             5.236            5.236            5.236             5.234
100-28                      117              117               117              117              117               117
101-00                   5.1862           5.1862            5.1862           5.1862           5.1862             5.184
101-00                      112              112               112              112              112               112
101-04                   5.1365           5.1365            5.1365           5.1365           5.1365            5.1341
101-04                      107              107               107              107              107               107
101-08                   5.0868           5.0868            5.0868           5.0868           5.0868            5.0843
101-08                      102              102               102              102              102               102
101-12                   5.0373           5.0373            5.0373           5.0373           5.0373            5.0345
101-12                       97               97                97               97               97                97
101-16                   4.9878           4.9878            4.9878           4.9878           4.9878            4.9848
101-16                       92               92                92               92               92                92
101-20                   4.9384           4.9384            4.9384           4.9384           4.9384            4.9352
101-20                       87               87                87               87               87                87

WAL                       2.736            2.736             2.736            2.736            2.736             2.725
Mod Durn                  2.476            2.476             2.476            2.476            2.476             2.467
Principal Window  Feb05 - Feb05    Feb05 - Feb05     Feb05 - Feb05    Feb05 - Feb05    Feb05 - Feb05     Nov04 - Feb05


Price        35 CPR, Call (Y)   40 CPR, Call (Y) 50 CPR, Call (Y)  60 CPR, Call (Y) 70 CPR, Call (Y) 80 CPR, Call (Y)
100-12                   5.4262           5.4114            5.3657           5.2859           5.1565            4.9815 Yield
100-12                      141              147               162              187              214               229 Spread
100-16                   5.3745           5.3572            5.3041           5.2111           5.0604            4.8566 Yield
100-16                      136              142               156              179              205               217 Spread
100-20                   5.3229           5.3032            5.2425           5.1364           4.9644             4.732 Yield
100-20                      131              136               150              172              195               204 Spread
100-24                   5.2713           5.2492            5.1811           5.0619           4.8687            4.6076 Yield
100-24                      126              131               144              164              186               192 Spread
100-28                   5.2199           5.1953            5.1198           4.9875           4.7731            4.4834 Yield
100-28                      120              126               137              157              176               179 Spread
101-00                   5.1685           5.1415            5.0585           4.9132           4.6777            4.3595 Yield
101-00                      115              120               131              149              167               167 Spread
101-04                   5.1172           5.0878            4.9974           4.8391           4.5825            4.2359 Yield
101-04                      110              115               125              142              157               155 Spread
101-08                   5.0659           5.0342            4.9363            4.765           4.4874            4.1124 Yield
101-08                      105              109               119              134              148               142 Spread
101-12                   5.0148           4.9806            4.8754           4.6911           4.3925            3.9893 Yield
101-12                      100              104               113              127              138               130 Spread
101-16                   4.9637           4.9272            4.8145           4.6174           4.2978            3.8663 Yield
101-16                       95               99               107              120              129               118 Spread
101-20                   4.9128           4.8738            4.7538           4.5437           4.2033            3.7436 Yield
101-20                       90               93               101              112              119               105 Spread

WAL                       2.645            2.519             2.196            1.790            1.375             1.047
Mod Durn                  2.400            2.292             2.013            1.660            1.293             0.995
Principal Window   Jun04 - Feb05    Feb04 - Feb05     Sep03 - Feb05    May03 - Nov04    Feb03 - Apr04     Dec02 - Nov03


LIBOR_1YR             2.63375
CMT_1YR                  2.36

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0204 - Price/Yield - A1

Balance    $183,815,000.00Delay          24
Coupon     4.21           Dated          5/1/02
Settle     5/30/02        First Payment  6/25/02

Price      5 CPR          10 CPR         15 CPR         20 CPR         25 CPR        30 CPR         35 CPR
99-12              3.9735         4.0027         4.0349         4.0694        4.1063         4.1456          4.187
99-12                 158            161            164            168           171            175            179
99-16              3.9568         3.9799         4.0052         4.0322        4.0609         4.0913         4.1232
99-16                 156            159            161            164           167            170            173
99-20              3.9401         3.9571         3.9755         3.9951        4.0156         4.0372         4.0596
99-20                 155            156            158            160           162            164            167
99-24              3.9235         3.9344          3.946          3.958        3.9705         3.9832         3.9961
99-24                 153            154            155            157           158            159            160
99-28              3.9069         3.9117         3.9165         3.9211        3.9255         3.9294         3.9328
99-28                 152            152            152            153           153            154            154
100-00             3.8904         3.8891         3.8871         3.8843        3.8806         3.8758         3.8697
100-00                150            150            150            149           149            148            148
100-04             3.8739         3.8665         3.8577         3.8476        3.8358         3.8222         3.8068
100-04                148            148            147            146           145            143            142
100-08             3.8574          3.844         3.8285         3.8109        3.7911         3.7689          3.744
100-08                147            145            144            142           140            138            136
100-12              3.841         3.8215         3.7993         3.7744        3.7466         3.7156         3.6815
100-12                145            143            141            139           136            133            129
100-16             3.8246         3.7991         3.7702         3.7379        3.7021         3.6626          3.619
100-16                143            141            138            135           131            127            123
100-20             3.8082         3.7768         3.7411         3.7016        3.6578         3.6096         3.5568
100-20                142            139            135            131           127            122            117

WAL                10.047          6.955          5.127          3.965         3.173          2.605          2.183
Mod Durn            7.538          5.513          4.241          3.387         2.778          2.325          1.977
Principal
Window       Jun02 - Jun28  Jun02 - Jun28  Jun02 - Jun28  Jun02 - Jun28 Jun02 - Jun28  Jun02 - Jun28  Jun02 - Jun28

LIBOR_1YR         2.63375
CMT_1YR              2.36

(Contd)

Price      40 CPR          50 CPR         60 CPR         70 CPR         80 CPR
99-12                4.231         4.3277         4.4397         4.5738         4.7511 Yield
99-12                  183            193            204            217            234 Disc Margin
99-16               4.1568           4.23         4.3132          4.411         4.5372 Yield
99-16                  176            183            191            201            213 Disc Margin
99-20               4.0828         4.1325         4.1872         4.2487         4.3239 Yield
99-20                  169            174            179            185            193 Disc Margin
99-24               4.0091         4.0353         4.0614         4.0868         4.1114 Yield
99-24                  162            164            167            169            172 Disc Margin
99-28               3.9356         3.9384         3.9361         3.9256         3.8996 Yield
99-28                  154            155            154            153            151 Disc Margin
100-00              3.8622         3.8418         3.8112         3.7648         3.6885 Yield
100-00                 147            145            142            138            130 Disc Margin
100-04              3.7891         3.7454         3.6866         3.6045         3.4781 Yield
100-04                 140            136            130            122            109 Disc Margin
100-08              3.7162         3.6494         3.5624         3.4447         3.2684 Yield
100-08                 133            126            118            106             89 Disc Margin
100-12              3.6435         3.5536         3.4386         3.2855         3.0594 Yield
100-12                 126            117            105             90             68 Disc Margin
100-16               3.571         3.4581         3.3152         3.1267         2.8511 Yield
100-16                 118            107             93             75             47 Disc Margin
100-20              3.4987         3.3629         3.1921         2.9684         2.6435 Yield
100-20                 111             98             81             59             27 Disc Margin

WAL                  1.857          1.385          1.057          0.814          0.614
Mod Durn             1.701          1.291          0.999          0.776          0.591
Principal    Jun02 - Jun28  Jun02 - Jun28  Jun02 - Aug24  Jun02 - Nov19  Jun02 - Aug15
Window

LIBOR_1YR
CMT_1YR



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204 - Price/Yield - A2A

Balance      $236,000,000.00  Delay            0
Coupon       3.1558           Dated            5/30/02
Settle       5/30/02          First Payment    6/25/02

Price        5 CPR            10 CPR           15 CPR            20 CPR           25 CPR           30 CPR
99-12                  3.3265           3.4238            3.5288           3.6406           3.7592            3.8852
99-12                      90              100               110              121              133               146
99-16                  3.2964           3.3741            3.4581           3.5474           3.6422            3.7428
99-16                      87               95               103              112              122               132
99-20                  3.2664           3.3246            3.3875           3.4544           3.5254            3.6007
99-20                      84               90                96              103              110               117
99-24                  3.2364           3.2752            3.3171           3.3616           3.4089             3.459
99-24                      81               85                89               94               98               103
99-28                  3.2065           3.2259            3.2468            3.269           3.2926            3.3177
99-28                      78               80                82               84               87                89
100-00                 3.1766           3.1766            3.1766           3.1767           3.1767            3.1767
100-00                     75               75                75               75               75                75
100-04                 3.1468           3.1275            3.1067           3.0845            3.061             3.036
100-04                     72               70                68               66               63                61
100-08                 3.1171           3.0785            3.0368           2.9925           2.9455            2.8957
100-08                     69               65                61               57               52                47
100-12                 3.0874           3.0296            2.9671           2.9008           2.8304            2.7557
100-12                     66               60                54               47               40                33
100-16                 3.0578           2.9807            2.8976           2.8092           2.7155            2.6161
100-16                     63               55                47               38               29                19
100-20                 3.0282            2.932            2.8282           2.7179           2.6009            2.4768
100-20                     60               51                40               29               17                 5

WAL                     4.694            2.737             1.886            1.418            1.122             0.919
Mod Durn                4.191            2.542             1.784            1.355            1.079             0.888
Principal Window  Jun02 - Jul12    Jun02 - Jun08     Jun02 - Aug06    Jun02 - Jul05    Jun02 - Nov04     Jun02 - Jun04

LIBOR_1YR             2.63375
CMT_1YR                  2.36


(Contd)

Price        35 CPR          40 CPR             50 CPR           60 CPR            70 CPR           80 CPR
99-12                  4.0193            4.1624           4.4816            4.8591           5.3248           5.9433 Yield
99-12                     159               174              207               273              332              393 Spread
99-16                  3.8499            3.9642           4.2191            4.5204           4.8919           5.3852 Yield
99-16                     142               154              181               239              288              338 Spread
99-20                  3.6809            3.7665           3.9573            4.1828           4.4607           4.8295 Yield
99-20                     125               134              154               205              245              282 Spread
99-24                  3.5124            3.5694           3.6963            3.8463           4.0311           4.2762 Yield
99-24                     109               114              128               171              202              227 Spread
99-28                  3.3443            3.3728           3.4361             3.511           3.6031           3.7253 Yield
99-28                      92                95              102               138              159              172 Spread
100-00                 3.1767            3.1767           3.1767            3.1767           3.1768           3.1768 Yield
100-00                     75                75               76               104              117              117 Spread
100-04                 3.0095            2.9811           2.9181            2.8436            2.752           2.6307 Yield
100-04                     58                56               50                71               74               62 Spread
100-08                 2.8427            2.7861           2.6602            2.5117           2.3289            2.087 Yield
100-08                     42                36               25                38               32                8 Spread
100-12                 2.6763            2.5916           2.4031            2.1808           1.9073           1.5456 Yield
100-12                     25                17               -1                 5              -10              -46 Spread
100-16                 2.5104            2.3976           2.1468             1.851           1.4874           1.0066 Yield
100-16                      8                -3              -27               -28              -52             -100 Spread
100-20                 2.3449            2.2042           1.8913            1.5223            1.069           0.4698 Yield
100-20                     -8               -22              -52               -61              -94             -154 Spread

WAL                     0.770             0.657            0.495             0.383            0.300            0.233
Mod Durn                0.747             0.638            0.483             0.375            0.294            0.228
Principal Window  Jun02 - Feb04     Jun02 - Nov03    Jun02 - Jun03     Jun02 - Mar03    Jun02 - Jan03    Jun02 - Nov02

LIBOR_1YR
CMT_1YR



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0204 - Price/Yield - A2B

Balance    $198,458,000.00Delay          24
Coupon     4.883          Dated          5/1/02
Settle     5/30/02        First Payment  6/25/02

Price      5 CPR          10 CPR         15 CPR         20 CPR         25 CPR        30 CPR         35 CPR
99-12              4.5157         4.5525         4.5963         4.6452         4.699         4.7562         4.8105
99-12                -112           -108            -97            -68           -37             -6             22
99-16              4.5049         4.5385         4.5786         4.6233        4.6725         4.7246         4.7735
99-16                -113           -110            -99            -70           -40             -9             19
99-20               4.494         4.5245         4.5609         4.6014         4.646         4.6931         4.7366
99-20                -114           -111           -100            -73           -42            -13             15
99-24              4.4832         4.5105         4.5432         4.5795        4.6195         4.6617         4.6997
99-24                -115           -112           -102            -75           -45            -16             11
99-28              4.4724         4.4966         4.5255         4.5577        4.5931         4.6303         4.6629
99-28                -116           -114           -104            -77           -48            -19              7
100-00             4.4616         4.4827         4.5079         4.5359        4.5668         4.5989         4.6262
100-00               -117           -115           -106            -79           -50            -22              4
100-04             4.4509         4.4688         4.4903         4.5142        4.5405         4.5676         4.5895
100-04               -118           -117           -107            -81           -53            -25              0
100-08             4.4401          4.455         4.4727         4.4925        4.5142         4.5364         4.5529
100-08               -120           -118           -109            -83           -56            -28             -4
100-12             4.4294         4.4411         4.4552         4.4708         4.488         4.5052         4.5164
100-12               -121           -119           -111            -86           -58            -31             -7
100-16             4.4187         4.4273         4.4377         4.4492        4.4618         4.4741           4.48
100-16               -122           -121           -113            -88           -61            -34            -11
100-20              4.408         4.4136         4.4202         4.4276        4.4357         4.4431         4.4436
100-20               -123           -122           -114            -90           -63            -38            -14

WAL                17.362         12.400          9.196          7.115         5.686          4.660          3.898
Mod Durn           11.558          8.964          7.068          5.721         4.728          3.976          3.393
Principal Window Jul12 - Aug29  Jun08 - Aug29  Aug06 - Aug29  Jul05 - Aug29 Nov04 - Aug29  Jun04 - Aug29  Feb04 - Aug29

LIBOR_1YR         2.63375
CMT_1YR              2.36


(Contd)

Price      40 CPR          50 CPR         60 CPR         70 CPR         80 CPR
99-12               4.8618         4.9566         5.0436         5.1273         5.2202 Yield
99-12                   51            105            155            206            251 Spread
99-16               4.8189         4.9002         4.9707         5.0334         5.0962 Yield
99-16                   47            100            148            197            238 Spread
99-20               4.7761         4.8439          4.898         4.9396         4.9725 Yield
99-20                   42             94            140            188            226 Spread
99-24               4.7333         4.7877         4.8253         4.8461          4.849 Yield
99-24                   38             89            133            178            214 Spread
99-28               4.6907         4.7317         4.7529         4.7527         4.7259 Yield
99-28                   34             83            126            169            201 Spread
100-00              4.6481         4.6757         4.6806         4.6595          4.603 Yield
100-00                  30             77            119            160            189 Spread
100-04              4.6056         4.6199         4.6084         4.5665         4.4804 Yield
100-04                  25             72            111            150            177 Spread
100-08              4.5632         4.5642         4.5363         4.4737          4.358 Yield
100-08                  21             66            104            141            165 Spread
100-12              4.5209         4.5085         4.4644         4.3811         4.2359 Yield
100-12                  17             61             97            132            152 Spread
100-16              4.4786          4.453         4.3927         4.2887         4.1141 Yield
100-16                  13             55             90            122            140 Spread
100-20              4.4364         4.3976         4.3211         4.1965         3.9925 Yield
100-20                   8             50             83            113            128 Spread

WAL                  3.308          2.456          1.866          1.428          1.070
Mod Durn             2.927          2.228          1.723          1.338          1.014
Principal
Window        Nov03 - Aug29  Jun03 - Aug29  Mar03 - Aug25  Jan03 - Aug20  Nov02 - Feb16

LIBOR_1YR
CMT_1YR



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204 - Price/Yield - A3A

Balance    $128,500,000.00Delay          0
Coupon     2.6544         Dated          5/30/02
Settle     5/30/02        First Payment  6/25/02

Price      5 CPR          10 CPR         15 CPR         20 CPR         25 CPR        30 CPR         35 CPR
99-12              3.0168          3.291         3.5776         3.8732        4.1817         4.5016         4.8286
99-12                  59             86            115            145           194            245            282
99-16               2.947         3.1661          3.395          3.631        3.8773         4.1326         4.3935
99-16                  52             74             97            121           164            208            238
99-20              2.8773         3.0414         3.2129         3.3895        3.5739         3.7649           3.96
99-20                  45             62             79             96           134            171            195
99-24              2.8078          2.917         3.0312         3.1487        3.2714         3.3984         3.5281
99-24                  38             49             61             72           103            135            152
99-28              2.7384          2.793         2.8499         2.9086        2.9698         3.0332         3.0979
99-28                  31             37             42             48            73             98            109
100-00             2.6691         2.6692         2.6692         2.6692        2.6692         2.6692         2.6692
100-00                 24             24             24             24            43             62             66
100-04                2.6         2.5456         2.4889         2.4304        2.3695         2.3065         2.2422
100-04                 17             12              6              0            13             25             23
100-08             2.5311         2.4224          2.309         2.1923        2.0708          1.945         1.8167
100-08                 11              0            -12            -23           -17            -11            -19
100-12             2.4623         2.2995         2.1297         1.9549         1.773         1.5848         1.3929
100-12                  4            -13            -30            -47           -46            -47            -62
100-16             2.3936         2.1768         1.9507         1.7182        1.4761         1.2258         0.9706
100-16                 -3            -25            -48            -71           -76            -83           -104
100-20              2.325         2.0544         1.7723         1.4821        1.1801          0.868         0.5498
100-20                -10            -37            -65            -94          -106           -118           -146

WAL                 1.891          1.042          0.710          0.534         0.425          0.350          0.297
Mod Durn            1.807          1.011          0.692          0.523         0.416          0.344          0.292
Principal Window Jun02 - Mar06  Jun02 - Jul04  Jun02 - Nov03  Jun02 - Jun03 Jun02 - Mar03  Jun02 - Feb03  Jun02 - Dec02

LIBOR_1YR         2.63375
CMT_1YR              2.36


(Contd)

Price      40 CPR          50 CPR         60 CPR         70 CPR         80 CPR
99-12               5.1723         5.9164         6.7441         7.6378         8.8371 Yield
99-12                  316            391            474            563            683 Spread
99-16               4.6676         5.2608         5.9201         6.6314         7.5851 Yield
99-16                  266            325            391            462            558 Spread
99-20               4.1649         4.6083         5.1007         5.6314         6.3424 Yield
99-20                  216            260            309            362            433 Spread
99-24               3.6644         3.9589         4.2857         4.6378          5.109 Yield
99-24                  166            195            228            263            310 Spread
99-28               3.1658         3.3126         3.4753         3.6505         3.8847 Yield
99-28                  116            130            147            164            188 Spread
100-00              2.6693         2.6693         2.6693         2.6694         2.6695 Yield
100-00                  66             66             66             66             66 Spread
100-04              2.1747         2.0291         1.8678         1.6945         1.4632 Yield
100-04                  17              2            -14            -31            -55 Spread
100-08              1.6822         1.3919         1.0707         0.7258         0.2658 Yield
100-08                 -33            -62            -94           -128           -174 Spread
100-12              1.1916         0.7577         0.2779        -0.2368        -0.9227 Yield
100-12                 -82           -125           -173           -225           -293 Spread
100-16              0.7031         0.1265        -0.5105        -1.1933        -2.1025 Yield
100-16                -131           -188           -252           -320           -411 Spread
100-20              0.2165        -0.5017        -1.2947        -2.1439        -3.2736 Yield
100-20                -179           -251           -330           -415           -528 Spread

WAL                  0.257          0.198          0.158          0.130          0.105
Mod Durn             0.252          0.195          0.156          0.128          0.103
Principal
Window        Jun02 - Nov02  Jun02 - Oct02  Jun02 - Sep02  Jun02 - Aug02  Jun02 - Jul02

LIBOR_1YR
CMT_1YR



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204 - Price/Yield - A3B

Balance    $220,000,000.00Delay          24
Coupon     3.926          Dated          5/1/02
Settle     5/30/02        First Payment  6/25/02

Price      5 CPR          10 CPR         15 CPR         20 CPR         25 CPR        30 CPR         35 CPR
99-12              4.0151          4.049         4.0862         4.1263        4.1692         4.2149         4.2638
99-12                -138            -72            -18             31            71            109            138
99-16              3.9955         4.0177         4.0421         4.0683        4.0964         4.1264         4.1585
99-16                -140            -75            -23             25            64            100            127
99-20              3.9759         3.9865         3.9981         4.0105        4.0239         4.0381         4.0533
99-20                -142            -78            -27             19            56             91            117
99-24              3.9564         3.9553         3.9541         3.9528        3.9514         3.9499         3.9483
99-24                -144            -82            -31             13            49             82            106
99-28              3.9369         3.9242         3.9102         3.8952        3.8791         3.8619         3.8436
99-28                -146            -85            -36              8            42             73             96
100-00             3.9175         3.8931         3.8664         3.8377        3.8069         3.7741          3.739
100-00               -148            -88            -40              2            35             65             85
100-04              3.898         3.8621         3.8226         3.7802        3.7348         3.6864         3.6347
100-04               -150            -91            -45             -4            28             56             75
100-08             3.8786         3.8311         3.7789         3.7229        3.6629         3.5989         3.5305
100-08               -152            -94            -49            -10            20             47             64
100-12             3.8593         3.8002         3.7353         3.6657        3.5911         3.5116         3.4266
100-12               -154            -97            -53            -15            13             38             54
100-16             3.8399         3.7693         3.6918         3.6085        3.5194         3.4244         3.3228
100-16               -156           -100            -58            -21             6             30             44
100-20             3.8206         3.7385         3.6483         3.5515        3.4478         3.3374         3.2193
100-20               -157           -103            -62            -27            -1             21             33

WAL                 7.643          4.494          3.095          2.320         1.829          1.492          1.247
Mod Durn            6.408          4.013          2.845          2.168         1.728          1.420          1.193
Principal Wind  Mar06 - Jun14  Jul04 - Oct09  Nov03 - Jul07  Jun03 - Apr06 Mar03 - Jun05  Feb03 - Nov04  Dec02 - Jun04

LIBOR_1YR         2.63375
CMT_1YR              2.36


(Contd)

Price      40 CPR          50 CPR         60 CPR         70 CPR         80 CPR
99-12               4.3163         4.4342         4.5758         4.7559         4.9962 Yield
99-12                  161            179            193            211            235 Spread
99-16               4.1928           4.27         4.3627         4.4806         4.6379 Yield
99-16                  149            163            172            184            200 Spread
99-20               4.0696         4.1062         4.1502         4.2062         4.2807 Yield
99-20                  137            146            151            156            164 Spread
99-24               3.9466         3.9428         3.9382         3.9324         3.9247 Yield
99-24                  125            130            130            129            128 Spread
99-28               3.8239         3.7798         3.7268         3.6594         3.5697 Yield
99-28                  112            114            108            102             93 Spread
100-00              3.7014         3.6171         3.5158         3.3872         3.2159 Yield
100-00                 100             97             87             74             57 Spread
100-04              3.5792         3.4547         3.3054         3.1157         2.8631 Yield
100-04                  88             81             66             47             22 Spread
100-08              3.4572         3.2928         3.0954          2.845         2.5115 Yield
100-08                  76             65             45             20            -13 Spread
100-12              3.3355         3.1311          2.886         2.5749         2.1609 Yield
100-12                  63             49             24             -7            -48 Spread
100-16               3.214         2.9698         2.6771         2.3056         1.8114 Yield
100-16                  51             33              3            -34            -83 Spread
100-20              3.0927         2.8089         2.4686         2.0371         1.4631 Yield
100-20                  39             17            -17            -61           -118 Spread

WAL                  1.060          0.793          0.609          0.470          0.361
Mod Durn             1.018          0.767          0.591          0.458          0.353
Principal
Window       Nov02 - Feb04  Oct02 - Sep03  Sep02 - May03  Aug02 - Feb03  Jul02 - Dec02

LIBOR_1YR
CMT_1YR



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204 - Price/Yield - A3C

Balance    $222,505,000.00 Delay          24
Coupon     5.672           Dated          5/1/02
Settle     5/30/02         First Payment  6/25/02

Price      5 CPR           10 CPR         15 CPR         20 CPR          25 CPR         30 CPR         35 CPR
100-12              4.6384         4.7093         4.7957          4.8922         4.9968         5.0899          5.1622
100-12                -100            -93            -84             -52            -18             15              46
100-16               4.628          4.696          4.779          4.8716          4.972         5.0606          5.1278
100-16                -101            -94            -86             -54            -21             12              42
100-20              4.6175         4.6828         4.7623          4.8512         4.9473         5.0313          5.0936
100-20                -102            -95            -87             -57            -23              9              39
100-24              4.6072         4.6696         4.7457          4.8307         4.9226          5.002          5.0594
100-24                -103            -97            -89             -59            -26              6              35
100-28              4.5968         4.6565         4.7291          4.8103          4.898         4.9728          5.0252
100-28                -104            -98            -91             -61            -28              3              32
101-00              4.5864         4.6433         4.7126          4.7899         4.8734         4.9436          4.9911
101-00                -105            -99            -92             -63            -31              0              29
101-04              4.5761         4.6302          4.696          4.7695         4.8489         4.9145          4.9571
101-04                -106           -101            -94             -65            -33             -3              25
101-08              4.5658         4.6171         4.6795          4.7492         4.8244         4.8855          4.9232
101-08                -107           -102            -96             -67            -36             -5              22
101-12              4.5555          4.604          4.663          4.7289         4.7999         4.8564          4.8893
101-12                -108           -103            -97             -69            -38             -8              18
101-16              4.5452          4.591         4.6466          4.7087         4.7755         4.8275          4.8554
101-16                -109           -104            -99             -71            -40            -11              15
101-20               4.535         4.5779         4.6302          4.6885         4.7511         4.7986          4.8217
101-20                -110           -106           -101             -73            -43            -14              12

WAL                 18.876         13.596         10.092           7.804          6.233          5.104           4.265
Mod Durn            11.914          9.379          7.445           6.049          5.015          4.229           3.619
Principal Wind  Jun14 - Mar32  Oct09 - Mar32  Jul07 - Mar32   Apr06 - Mar32  Jun05 - Mar32  Nov04 - Mar32   Jun04 - Mar32

LIBOR_1YR          2.63375
CMT_1YR               2.36




(Contd)
Price      40 CPR           50 CPR         60 CPR         70 CPR          80 CPR
100-12               5.2153         5.2696         5.2606          5.1911          5.047 Yield
100-12                   74            123            161             200            224 Spread
100-16               5.1756         5.2176         5.1936          5.1051         4.9338 Yield
100-16                   70            118            155             192            213 Spread
100-20                5.136         5.1658         5.1269          5.0193         4.8208 Yield
100-20                   66            113            148             183            202 Spread
100-24               5.0964          5.114         5.0602          4.9337         4.7081 Yield
100-24                   62            108            141             174            190 Spread
100-28                5.057         5.0624         4.9937          4.8483         4.5956 Yield
100-28                   58            103            135             166            179 Spread
101-00               5.0176         5.0108         4.9273           4.763         4.4833 Yield
101-00                   54             97            128             157            168 Spread
101-04               4.9782         4.9594          4.861          4.6779         4.3712 Yield
101-04                   50             92            121             149            157 Spread
101-08                4.939          4.908         4.7948          4.5929         4.2594 Yield
101-08                   46             87            115             140            146 Spread
101-12               4.8998         4.8567         4.7288          4.5082         4.1479 Yield
101-12                   42             82            108             132            134 Spread
101-16               4.8607         4.8056         4.6629          4.4236         4.0365 Yield
101-16                   38             77            102             123            123 Spread
101-20               4.8216         4.7545         4.5971          4.3391         3.9254 Yield
101-20                   35             72             95             115            112 Spread

WAL                   3.617          2.681          2.034           1.555          1.163
Mod Durn              3.130          2.392          1.857           1.446          1.099
Principal
Window         Feb04 - Mar32  Sep03 - Mar30  May03 - Dec25   Feb03 - Nov20  Dec02 - Apr16

LIBOR_1YR
CMT_1YR


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - A2


Balance     $434,458,000.00   Delay            24               Index            CMT_1YR | 2.63375
Coupon      5.16              Dated            5/1/02           Mult / Margin    1 / 2.8
Settle      5/30/02           First Payment    6/25/02          Cap / Floor      999 / 0

Price       5 CPR, Call (Y)   10 CPR, Call (Y) 15 CPR, Call (Y) 20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y) 35 CPR, Call (Y)
100-12                 4.3366           4.3903           4.4402           4.4816           4.5142           4.5362           4.5474
100-12                    194              199              204              208              211              213              214
100-16                 4.3198           4.3667           4.4089           4.4421           4.4656            4.478           4.4787
100-16                    192              197              201              204              206              208              208
100-20                  4.303           4.3432           4.3777           4.4026           4.4172           4.4199           4.4103
100-20                    190              194              198              200              202              202              201
100-24                 4.2863           4.3197           4.3466           4.3632           4.3688           4.3619           4.3419
100-24                    189              192              195              196              197              196              194
100-28                 4.2695           4.2962           4.3155           4.3239           4.3205            4.304           4.2738
100-28                    187              190              192              193              192              191              188
101-00                 4.2529           4.2729           4.2846           4.2847           4.2724           4.2463           4.2058
101-00                    186              188              189              189              187              185              181
101-04                 4.2362           4.2495           4.2536           4.2456           4.2244           4.1888            4.138
101-04                    184              185              186              185              183              179              174
101-08                 4.2196           4.2263           4.2228           4.2065           4.1765           4.1313           4.0703
101-08                    182              183              183              181              178              174              168
101-12                  4.203           4.2031            4.192           4.1676           4.1287            4.074           4.0028
101-12                    181              181              180              177              173              168              161
101-16                 4.1865           4.1799           4.1613           4.1288            4.081           4.0169           3.9355
101-16                    179              178              177              173              169              162              154
101-20                   4.17           4.1568           4.1307             4.09           4.0334           3.9598           3.8683
101-20                    177              176              174              170              164              157              148

WAL                    10.249            6.758            4.821            3.672            2.913            2.383            1.993
Principal Wind  Jun02 - Jun24     Jun02 - Nov18    Jun02 - Jul14    Jun02 - Oct11    Jun02 - Nov09    Jun02 - Jul08    Jun02 - Jul07

LIBOR_1YR             2.63375          2.63375          2.63375          2.63375          2.63375          2.63375          2.63375
CMT_1YR                  2.36




Price       40 CPR, Call (Y)   50 CPR, Call (Y) 60 CPR, Call (Y) 70 CPR, Call (Y) 80 CPR, Call (Y)
100-12                  4.5465            4.507           4.4121           4.2057           3.9054 Yield
100-12                     214              211              201              181              151 Disc Margin
100-16                  4.4668           4.4022           4.2766           4.0318             3.68 Yield
100-16                     207              200              188              164              129 Disc Margin
100-20                  4.3872           4.2978           4.1415           3.8585           3.4554 Yield
100-20                     199              190              175              147              107 Disc Margin
100-24                  4.3079           4.1936           4.0067           3.6856           3.2314 Yield
100-24                     191              180              161              130               85 Disc Margin
100-28                  4.2287           4.0896           3.8723           3.5132           3.0081 Yield
100-28                     183              170              148              113               63 Disc Margin
101-00                  4.1498            3.986           3.7382           3.3413           2.7855 Yield
101-00                     175              159              135               96               41 Disc Margin
101-04                   4.071           3.8826           3.6045           3.1699           2.5636 Yield
101-04                     168              149              122               79               19 Disc Margin
101-08                  3.9924           3.7794           3.4712            2.999           2.3424 Yield
101-08                     160              139              109               62               -3 Disc Margin
101-12                   3.914           3.6766           3.3382           2.8285           2.1218 Yield
101-12                     152              129               96               45              -25 Disc Margin
101-16                  3.8358           3.5739           3.2055           2.6586           1.9019 Yield
101-16                     145              119               82               28              -47 Disc Margin
101-20                  3.7578           3.4716           3.0733           2.4891           1.6828 Yield
101-20                     137              109               69               12              -68 Disc Margin

                         1.695            1.268            0.966            0.745            0.570
                 Jun02 - Oct06      Jun02 - Sep05    Jun02 - Nov04    Jun02 - Apr04    Jun02 - Nov03

                       2.63375          2.63375          2.63375          2.63375          2.63375


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0204 - Price/Yield - A3

Balance      $571,005,000.00  Delay            24                Index            CMT_1YR | 2.63375
Coupon       5.32             Dated            5/1/02            Mult / Margin    1 / 2.96
Settle       5/30/02          First Payment    6/25/02           Cap / Floor      999 / 0

Price       5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y) 35 CPR, Call (Y)
100-12                  4.428           4.5071            4.5801           4.6404           4.6882            4.7217        4.7408
100-12                    203              211               218              224              228               232           233
100-16                 4.4112           4.4835            4.5488           4.6008           4.6395            4.6634        4.6722
100-16                    201              208               215              220              224               226           227
100-20                 4.3945             4.46            4.5176           4.5613            4.591            4.6053        4.6037
100-20                    199              206               212              216              219               220           220
100-24                 4.3778           4.4366            4.4865           4.5219           4.5426            4.5472        4.5353
100-24                    198              204               209              212              214               214           213
100-28                 4.3612           4.4132            4.4554           4.4826           4.4944            4.4894        4.4671
100-28                    196              201               205              208              209               209           207
101-00                 4.3446           4.3898            4.4244           4.4433           4.4462            4.4316        4.3991
101-00                    195              199               202              204              205               203           200
101-04                  4.328           4.3665            4.3935           4.4042           4.3982            4.3741        4.3313
101-04                    193              197               199              200              200               197           193
101-08                 4.3115           4.3432            4.3626           4.3651           4.3502            4.3166        4.2636
101-08                    191              194               196              197              195               192           187
101-12                 4.2949             4.32            4.3318           4.3262           4.3024            4.2593        4.1961
101-12                    190              192               193              193              190               186           180
101-16                 4.2785           4.2969            4.3011           4.2873           4.2547            4.2021        4.1287
101-16                    188              190               190              189              186               181           173
101-20                  4.262           4.2738            4.2705           4.2485           4.2071             4.145        4.0616
101-20                    186              188               187              185              181               175           167

WAL                    10.433            6.836             4.861            3.697            2.929             2.394         2.000
Principal Window  Jun02 - Jun24   Jun02 - Nov18    Jun02 - Jul14     Jun02 - Oct11    Jun02 - Nov09    Jun02 - Jul08 Jun02 - Jul07

LIBOR_1YR             2.63375          2.63375           2.63375          2.63375          2.63375           2.63375       2.63375
CMT_1YR                  2.36



Price        40 CPR, Call (Y)   50 CPR, Call (Y) 60 CPR, Call (Y)  70 CPR, Call (Y) 80 CPR, Call (Y)
100-12                   4.7445           4.7056            4.5805           4.3536           4.0487 Yield
100-12                      234              230               218              195              165 Disc Margin
100-16                   4.6647           4.6008            4.4449           4.1797           3.8232 Yield
100-16                      226              220               204              178              143 Disc Margin
100-20                   4.5852           4.4964            4.3097           4.0062           3.5984 Yield
100-20                      218              209               191              161              121 Disc Margin
100-24                   4.5058           4.3921            4.1749           3.8333           3.3743 Yield
100-24                      210              199               178              144               99 Disc Margin
100-28                   4.4266           4.2882            4.0404           3.6608           3.1509 Yield
100-28                      203              189               165              127               77 Disc Margin
101-00                   4.3476           4.1845            3.9063           3.4888           2.9282 Yield
101-00                      195              179               151              110               55 Disc Margin
101-04                   4.2688           4.0811            3.7726           3.3173           2.7062 Yield
101-04                      187              169               138               93               33 Disc Margin
101-08                   4.1903           3.9779            3.6392           3.1463           2.4849 Yield
101-08                      179              159               125               77               11 Disc Margin
101-12                   4.1118            3.875            3.5061           2.9758           2.2642 Yield
101-12                      172              148               112               60              -11 Disc Margin
101-16                   4.0336           3.7724            3.3734           2.8058           2.0443 Yield
101-16                      164              138                99               43              -32 Disc Margin
101-20                   3.9556             3.67            3.2411           2.6362            1.825 Yield
101-20                      156              128                86               26              -54 Disc Margin

                          1.700            1.270             0.968            0.746            0.571
                  Jun02 - Oct06      Jun02 - Sep05    Jun02 - Nov04     Jun02 - Apr04    Jun02 - Nov03

                        2.63375          2.63375           2.63375          2.63375          2.63375



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204 - Price/Yield - A2

Balance      $434,458,000.00  Delay            24                Index            CMT_1YR | 2.63375
Coupon       5.16             Dated            5/1/02            Mult / Margin    1 / 2.8
Settle       5/30/02          First Payment    6/25/02           Cap / Floor      999 / 0

Price        5 CPR            10 CPR           15 CPR            20 CPR           25 CPR           30 CPR
100-12                 4.3345           4.3828            4.4261           4.4619           4.4897            4.5085
100-12                    194              198               203              206              209               211
100-16                 4.3179             4.36            4.3963           4.4247           4.4443            4.4543
100-16                    192              196               200              202              204               205
100-20                 4.3013           4.3371            4.3665           4.3875            4.399            4.4003
100-20                    190              194               197              199              200               200
100-24                 4.2847           4.3143            4.3369           4.3504           4.3539            4.3464
100-24                    189              192               194              195              195               195
100-28                 4.2682           4.2916            4.3073           4.3133           4.3088            4.2927
100-28                    187              189               191              192              191               189
101-00                 4.2517            4.269            4.2778           4.2764           4.2639            4.2391
101-00                    185              187               188              188              187               184
101-04                 4.2352           4.2463            4.2484           4.2396           4.2191            4.1856
101-04                    184              185               185              184              182               179
101-08                 4.2188           4.2238             4.219           4.2029           4.1744            4.1323
101-08                    182              183               182              181              178               174
101-12                 4.2024           4.2013            4.1897           4.1663           4.1298            4.0792
101-12                    181              180               179              177              173               168
101-16                  4.186           4.1788            4.1605           4.1297           4.0853            4.0262
101-16                    179              178               176              173              169               163
101-20                 4.1697           4.1564            4.1314           4.0933            4.041            3.9733
101-20                    177              176               174              170              165               158

WAL                    10.481            7.151             5.226            4.020            3.207             2.628
Principal Window  Jun02 - Aug29    Jun02 - Aug29    Jun02 - Aug29     Jun02 - Aug29    Jun02 - Aug29    Jun02 - Aug29

LIBOR_1YR             2.63375          2.63375           2.63375          2.63375          2.63375           2.63375
CMT_1YR                  2.36



Price        35 CPR          40 CPR             50 CPR           60 CPR            70 CPR           80 CPR
100-12                 4.5174            4.5161           4.4795             4.391           4.2373            3.981 Yield
100-12                    212               211              208               199              184              159 Disc Margin
100-16                 4.4538            4.4423           4.3827            4.2662           4.0771           3.7713 Yield
100-16                    205               204              198               187              168              138 Disc Margin
100-20                 4.3904            4.3688           4.2861            4.1418           3.9175           3.5622 Yield
100-20                    199               197              189               175              153              118 Disc Margin
100-24                 4.3272            4.2955           4.1899            4.0177           3.7583           3.3539 Yield
100-24                    193               190              179               162              137               97 Disc Margin
100-28                 4.2642            4.2223           4.0939             3.894           3.5996           3.1462 Yield
100-28                    187               183              170               150              121               77 Disc Margin
101-00                 4.2013            4.1494           3.9982            3.7707           3.4414           2.9392 Yield
101-00                    180               175              161               138              106               56 Disc Margin
101-04                 4.1386            4.0767           3.9028            3.6477           3.2838           2.7329 Yield
101-04                    174               168              151               126               90               36 Disc Margin
101-08                  4.076            4.0042           3.8076            3.5251           3.1266           2.5273 Yield
101-08                    168               161              142               114               75               15 Disc Margin
101-12                 4.0136            3.9319           3.7127            3.4029           2.9699           2.3224 Yield
101-12                    162               154              132               102               59               -5 Disc Margin
101-16                 3.9514            3.8598           3.6181            3.2811           2.8137           2.1182 Yield
101-16                    156               147              123                90               44              -25 Disc Margin
101-20                 3.8894            3.7879           3.5238            3.1596           2.6579           1.9146 Yield
101-20                    150               140              114                78               28              -45 Disc Margin

                        2.199             1.868            1.391             1.060            0.815            0.615
                Jun02 - Aug29     Jun02 - Aug29      Jun02 - Aug29    Jun02 - Aug25     Jun02 - Aug20    Jun02 - Feb16

                      2.63375           2.63375          2.63375           2.63375          2.63375          2.63375



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0204 - Price/Yield - A3

Balance      $571,005,000.00  Delay            24                Index            CMT_1YR | 2.63375
Coupon       5.32             Dated            5/1/02            Mult / Margin    1 / 2.96
Settle       5/30/02          First Payment    6/25/02           Cap / Floor      999 / 0

Price        5 CPR            10 CPR           15 CPR            20 CPR           25 CPR           30 CPR
100-12                 4.4242           4.4955            4.5588           4.6111            4.652            4.6806
100-12                    202              209               216              221              225               228
100-16                 4.4077           4.4727             4.529           4.5738           4.6065            4.6264
100-16                    201              207               213              217              220               222
100-20                 4.3912           4.4499            4.4993           4.5366           4.5612            4.5724
100-20                    199              205               210              213              216               217
100-24                 4.3747           4.4272            4.4696           4.4995            4.516            4.5184
100-24                    198              203               207              210              211               212
100-28                 4.3583           4.4045            4.4401           4.4625           4.4709            4.4647
100-28                    196              200               204              206              207               206
101-00                 4.3419           4.3819            4.4106           4.4255           4.4259             4.411
101-00                    194              198               201              203              203               201
101-04                 4.3255           4.3593            4.3811           4.3887           4.3811            4.3576
101-04                    193              196               198              199              198               196
101-08                 4.3092           4.3368            4.3518            4.352           4.3364            4.3042
101-08                    191              194               195              195              194               191
101-12                 4.2929           4.3143            4.3225           4.3153           4.2918             4.251
101-12                    190              192               192              192              189               185
101-16                 4.2767           4.2919            4.2933           4.2788           4.2473             4.198
101-16                    188              189               190              188              185               180
101-20                 4.2605           4.2696            4.2642           4.2423           4.2029            4.1451
101-20                    186              187               187              185              181               175

WAL                    10.726            7.264             5.285            4.055            3.229             2.643
Principal Window Jun02 - Mar32    Jun02 - Mar32    Jun02 - Mar32     Jun02 - Mar32    Jun02 - Mar32    Jun02 - Mar32

LIBOR_1YR             2.63375          2.63375           2.63375          2.63375          2.63375           2.63375
CMT_1YR               2.36




Price        35 CPR          40 CPR             50 CPR           60 CPR            70 CPR           80 CPR
100-12                 4.6964            4.6989            4.663            4.5677           4.4027            4.133 Yield
100-12                    229               229              226               216              200              174 Disc Margin
100-16                 4.6327            4.6252           4.5661            4.4429           4.2425           3.9231 Yield
100-16                    223               222              216               204              185              153 Disc Margin
100-20                 4.5693            4.5516           4.4695            4.3184           4.0828            3.714 Yield
100-20                    217               215              207               192              169              133 Disc Margin
100-24                  4.506            4.4782           4.3732            4.1943           3.9236           3.5056 Yield
100-24                    210               208              197               180              153              112 Disc Margin
100-28                 4.4429            4.4051           4.2772            4.0706           3.7649           3.2978 Yield
100-28                    204               201              188               168              138               92 Disc Margin
101-00                   4.38            4.3321           4.1815            3.9472           3.6067           3.0908 Yield
101-00                    198               193              179               156              122               71 Disc Margin
101-04                 4.3172            4.2593            4.086            3.8243            3.449           2.8844 Yield
101-04                    192               186              169               143              106               51 Disc Margin
101-08                 4.2547            4.1868           3.9908            3.7016           3.2917           2.6788 Yield
101-08                    186               179              160               131               91               30 Disc Margin
101-12                 4.1923            4.1144           3.8959            3.5794            3.135           2.4738 Yield
101-12                    180               172              150               119               75               10 Disc Margin
101-16                   4.13            4.0423           3.8013            3.4575           2.9787           2.2694 Yield
101-16                    173               165              141               107               60              -10 Disc Margin
101-20                 4.0679            3.9703           3.7069             3.336            2.823           2.0658 Yield
101-20                    167               158              132                95               45              -30 Disc Margin

                        2.209             1.876            1.395             1.063            0.816            0.616
                Jun02 - Mar32     Jun02 - Mar32      Jun02 - Mar30    Jun02 - Dec25     Jun02 - Nov20    Jun02 - Apr16

                      2.63375           2.63375          2.63375           2.63375          2.63375          2.63375



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204 - Price/Yield - A2A

Balance      $236,000,000.00  Delay             0
Coupon       3.1558           Dated             5/30/02
Settle       5/30/02          First Payment     6/25/02

Price        5 CPR, Call (Y)  10 CPR, Call (Y)  15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y)  30 CPR, Call (Y)
99-12                 3.50392          3.546374          3.599791         3.668957          3.761912          3.885207
99-12                     108               112               117              124               134               146
99-16                3.438239          3.472153          3.514821         3.570067          3.644313          3.742802
99-16                     101               105               109              114               122               132
99-20                3.372672          3.398071          3.430023         3.471393          3.526991          3.600747
99-20                      95                97               100              105               110               117
99-24                3.307218          3.324126          3.345396         3.372934          3.409943          3.459042
99-24                      88                90                92               95                98               103
99-28                3.241876          3.250319           3.26094         3.274689          3.293168          3.317685
99-28                      82                82                83               85                87                89
100-00               3.176646          3.176649          3.176653         3.176658          3.176666          3.176675
100-00                     75                75                75               75                75                75
100-04               3.111528          3.103116          3.092536         3.078841          3.060434           3.03601
100-04                     69                68                67               65                63                61
100-08               3.046521          3.029719          3.008588         2.981235          2.944474           2.89569
100-08                     62                60                58               56                52                47
100-12               2.981626          2.956457          2.924807         2.883841          2.828782          2.755712
100-12                     56                53                50               46                40                33
100-16               2.916841          2.883331          2.841195         2.786658          2.713359          2.616075
100-16                     49                46                42               36                29                19
100-20               2.852167           2.81034          2.757749         2.689684          2.598203          2.476778
100-20                     43                38                33               26                17                 5

WAL                     2.014             1.780             1.553            1.332             1.117             0.919
Mod Durn                1.918             1.698             1.485            1.276             1.074             0.888
Principal Window  Jun02 - Sep04     Jun02 - Sep04     Jun02 - Sep04    Jun02 - Sep04     Jun02 - Sep04     Jun02 - Jun04

LIBOR_1YR             2.63375
CMT_1YR                  2.36




Price        35 CPR, Call (Y) 40 CPR, Call (Y)   50 CPR, Call (Y)  60 CPR, Call (Y) 70 CPR, Call (Y)  80 CPR, Call (Y)
99-12                4.019275          4.162445          4.481608         4.859116          5.324781          5.943306 Yield
99-12                     159               174               207              273               332               393 Spread
99-16                3.849884          3.964222          4.219055         4.520375          4.891914          5.385167 Yield
99-16                     142               154               181              239               288               338 Spread
99-20                3.680932          3.766538          3.957293         4.182774           4.46069          4.829464 Yield
99-20                     125               134               154              205               245               282 Spread
99-24                3.512415           3.56939           3.69632         3.846306          4.031099          4.276183 Yield
99-24                     109               114               128              171               202               227 Spread
99-28                3.344334          3.372777           3.43613         3.510966          3.603133           3.72531 Yield
99-28                      92                95               102              138               159               172 Spread
100-00               3.176685          3.176696           3.17672         3.176749          3.176784          3.176831 Yield
100-00                     75                75                76              104               117               117 Spread
100-04               3.009468          2.981145          2.918088         2.843648          2.752042          2.630731 Yield
100-04                     58                56                50               71                74                62 Spread
100-08               2.842679          2.786121          2.660228         2.511659            2.3289          2.086996 Yield
100-08                     42                36                25               38                32                 8 Spread
100-12               2.676319          2.591623          2.403139         2.180776          1.907348          1.545613 Yield
100-12                     25                17                -1                5               -10               -46 Spread
100-16               2.510384          2.397648          2.146816         1.850994          1.487378          1.006569 Yield
100-16                      8                -3               -27              -28               -52              -100 Spread
100-20               2.344873          2.204194          1.891256         1.522307          1.068982          0.469848 Yield
100-20                     -8               -22               -52              -61               -94              -154 Spread

                        0.770             0.657             0.495            0.383             0.300             0.233
                        0.747             0.638             0.483            0.375             0.294             0.228
                 Jun02 - Feb04     Jun02 - Nov03     Jun02 - Jun03    Jun02 - Mar03     Jun02 - Jan03       Jun02 - Nov02



                  No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0204 - Price/Yield - A2B



Balance    $198,458,000.00Delay           24
Coupon     4.883          Dated           5/1/02
Settle     5/30/02        First Payment   6/25/02

           --------------------------------------------------------------------------------------------------------
Price      5 CPR, Call (Y)   10 CPR, Call (Y)  15 CPR, Call (Y) 20 CPR, Call (Y)  25 CPR, Call (Y)  30 CPR, Call (Y)
           --------------------------------------------------------------------------------------------------------
99-12            5.072784        5.072784        5.072784         5.072784         5.072784          5.073503
99-12                 125             125             125              125              125               126
           --------------------------------------------------------------------------------------------------------
99-16            5.014327        5.014327        5.014327         5.014327         5.014327          5.014746
99-16                 119             119             119              119              119               120
           --------------------------------------------------------------------------------------------------------
99-20            4.955963        4.955963        4.955963         4.955963         4.955963          4.956081
99-20                 114             114             114              114              114               114
           --------------------------------------------------------------------------------------------------------
99-24             4.89769         4.89769         4.89769          4.89769          4.89769          4.897509
99-24                 108             108             108              108              108               109
           --------------------------------------------------------------------------------------------------------
99-28             4.83951         4.83951         4.83951          4.83951          4.83951          4.839029
99-28                 102             102             102              102              102               103
           --------------------------------------------------------------------------------------------------------
100-00           4.781421        4.781421        4.781421         4.781421         4.781421          4.780642
100-00                 96              96              96               96               96                97
           --------------------------------------------------------------------------------------------------------
100-04           4.723423        4.723423        4.723423         4.723423         4.723423          4.722347
100-04                 90              90              90               90               90                91
           --------------------------------------------------------------------------------------------------------
100-08           4.665517        4.665517        4.665517         4.665517         4.665517          4.664143
100-08                 85              85              85               85               85                85
           --------------------------------------------------------------------------------------------------------
100-12           4.607701        4.607701        4.607701         4.607701         4.607701           4.60603
100-12                 79              79              79               79               79                79
           --------------------------------------------------------------------------------------------------------
100-16           4.549976        4.549976        4.549976         4.549976         4.549976          4.548009
100-16                 73              73              73               73               73                74
           --------------------------------------------------------------------------------------------------------
100-20           4.492341        4.492341        4.492341         4.492341         4.492341          4.490079
100-20                 67              67              67               67               67                68
           --------------------------------------------------------------------------------------------------------

WAL                 2.319           2.319           2.319            2.319            2.319             2.307
Mod Durn            2.145           2.145           2.145            2.145            2.145             2.134
Principal
Window      Sep04 - Sep04   Sep04 - Sep04   Sep04 - Sep04    Sep04 - Sep04    Sep04 - Sep04     Jun04 - Sep04


(Chart continued)

           ---------------------------------------------------------------------------------------------------------
Price         35 CPR, Call (Y)  40 CPR, Call (Y)     50 CPR, Call (Y)  60 CPR, Call (Y)      70 CPR, Call (Y)  80 CPR, Call (Y)
           ---------------------------------------------------------------------------------------------------------
99-12            5.077242              5.08344          5.102235              5.130231         5.18199             5.257444 Yield
99-12                 130                  137               157                   187             227                  262 Spread
           ---------------------------------------------------------------------------------------------------------
99-16            5.016921             5.020527          5.031461              5.047746        5.077856             5.121746 Yield
99-16                 124                  130               150                   179             216                  248 Spread
           ---------------------------------------------------------------------------------------------------------
99-20            4.956696             4.957716          4.960807              4.965411        4.973924             4.986331 Yield
99-20                 118                  124               143                   171             206                  234 Spread
           ---------------------------------------------------------------------------------------------------------
99-24            4.896567             4.895006          4.890273              4.883225        4.870191             4.851198 Yield
99-24                 112                  118               136                   163             196                  221 Spread
           ---------------------------------------------------------------------------------------------------------
99-28            4.836534             4.832397          4.819858              4.801188        4.766659             4.716346 Yield
99-28                 106                  112               129                   154             185                  207 Spread
           ---------------------------------------------------------------------------------------------------------
100-00           4.776596              4.76989          4.749562              4.719299        4.663325             4.581775 Yield
100-00                100                  105               122                   146             175                  194 Spread
           ---------------------------------------------------------------------------------------------------------
100-04           4.716753             4.707483          4.679386              4.637558         4.56019             4.447483 Yield
100-04                 94                   99               115                   138             165                  181 Spread
           ---------------------------------------------------------------------------------------------------------
100-08           4.657005             4.645177          4.609327              4.555964        4.457253             4.313469 Yield
100-08                 88                   93               108                   130             154                  167 Spread
           ---------------------------------------------------------------------------------------------------------
100-12           4.597351              4.58297          4.539387              4.474518        4.354512             4.179733 Yield
100-12                 82                   87               101                   122             144                  154 Spread
           ---------------------------------------------------------------------------------------------------------
100-16           4.537792             4.520863          4.469564              4.393217        4.251968             4.046273 Yield
100-16                 76                   80                94                   114             134                  140 Spread
           ---------------------------------------------------------------------------------------------------------
100-20           4.478326             4.458856          4.399859              4.312063         4.14962             3.913089 Yield
100-20                 70                   74                87                   106             124                  127 Spread
           ---------------------------------------------------------------------------------------------------------

WAL                 2.244                2.148             1.902                 1.624           1.275                0.971
Mod Durn            2.079                1.994             1.773                 1.522           1.206                0.926
Principal
Window      Feb04 - Sep04        Nov03 - Sep04     Jun03 - Sep04         Mar03 - Sep04   Jan03 - Apr04        Nov02 - Nov03


LIBOR_1YR         2.63375
CMT_1YR              2.36

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204 - Price/Yield - A3A


Balance     $128,500,000.00  Delay              0
Coupon      2.6544           Dated              5/30/02
Settle      5/30/02          First Payment      6/25/02

            ----------------------------------------------------------------------------------------------------------------
Price       5 CPR, Call (Y)    10 CPR, Call (Y)    15 CPR, Call (Y)   20 CPR, Call (Y)   25 CPR, Call (Y)  30 CPR, Call (Y)
            ----------------------------------------------------------------------------------------------------------------
99-12               3.045496           3.290997           3.577645        3.873222         4.181741          4.501575
99-12                     62                 86                115             145              194               245
            ----------------------------------------------------------------------------------------------------------------
99-16               2.969925           3.166053           3.395013        3.631039          3.87733          4.132579
99-16                     54                 74                 97             121              164               208
            ----------------------------------------------------------------------------------------------------------------
99-20               2.894505           3.041399           3.212851        3.389547         3.573876          3.764852
99-20                     47                 62                 79              96              134               171
            ----------------------------------------------------------------------------------------------------------------
99-24               2.819235           2.917032           3.031159        3.148743         3.271373          3.398387
99-24                     39                 49                 61              72              103               135
            ----------------------------------------------------------------------------------------------------------------
99-28               2.744114           2.792951           2.849932        2.908624         2.969817          3.033179
99-28                     32                 37                 42              48               73                98
            ----------------------------------------------------------------------------------------------------------------
100-00              2.669143           2.669156           2.669171        2.669187         2.669204          2.669221
100-00                    24                 24                 24              24               43                62
            ----------------------------------------------------------------------------------------------------------------
100-04               2.59432           2.545645           2.488873        2.430429         2.369529          2.306506
100-04                    17                 12                  6               0               13                25
            ----------------------------------------------------------------------------------------------------------------
100-08              2.519645           2.422417           2.309035        2.192348         2.070788           1.94503
100-08                     9                  0                -12             -23              -17               -11
            ----------------------------------------------------------------------------------------------------------------
100-12              2.445118           2.299471           2.129657         1.95494         1.772976          1.584785
100-12                     2                -13                -30             -47              -46               -47
            ----------------------------------------------------------------------------------------------------------------
100-16              2.370737           2.176807           1.950736        1.718202          1.47609          1.225767
100-16                    -6                -25                -48             -71              -76               -83
            ----------------------------------------------------------------------------------------------------------------
100-20              2.296504           2.054422            1.77227        1.482131         1.180126          0.867967
100-20                   -13                -37                -65             -94             -106              -118
            ----------------------------------------------------------------------------------------------------------------

WAL                    1.739              1.042              0.710           0.534            0.425             0.350
Mod Durn               1.669              1.011              0.692           0.523            0.416             0.344
Principal
Window         Jun02 - Feb05      Jun02 - Jul04      Jun02 - Nov03   Jun02 - Jun03    Jun02 - Mar03     Jun02 - Feb03



(Chart continued)

            -------------------------------------------------------------------------------------------------------
Price       35 CPR, Call (Y)    40 CPR, Call (Y) 50 CPR, Call (Y)  60 CPR, Call (Y)    70 CPR, Call (Y)  80 CPR, Call (Y)
            -------------------------------------------------------------------------------------------------------
99-12            4.828572        5.172263          5.916434              6.7441          7.637847         8.837056 Yield
99-12                 282             316               391                 474               563              683 Spread
            -------------------------------------------------------------------------------------------------------
99-16            4.393461        4.667578          5.260802              5.9201          6.631445          7.58509 Yield
99-16                 238             266               325                 391               462              558 Spread
            -------------------------------------------------------------------------------------------------------
99-20            3.959981        4.164946          4.608292            5.100656          5.631448         6.342428 Yield
99-20                 195             216               260                 309               362              433 Spread
            -------------------------------------------------------------------------------------------------------
99-24            3.528123        3.664356          3.958884            4.285736          4.637805         5.108988 Yield
99-24                 152             166               195                 228               263              310 Spread
            -------------------------------------------------------------------------------------------------------
99-28            3.097878        3.165796          3.312558            3.475308          3.650468         3.884689 Yield
99-28                 109             116               130                 147               164              188 Spread
            -------------------------------------------------------------------------------------------------------
100-00           2.669238        2.669257          2.669296             2.66934          2.669387          2.66945 Yield
100-00                 66              66                66                  66                66               66 Spread
            -------------------------------------------------------------------------------------------------------
100-04           2.242195        2.174725          2.029078            1.867802          1.694514         1.463192 Yield
100-04                 23              17                 2                 -14               -31              -55 Spread
            -------------------------------------------------------------------------------------------------------
100-08            1.81674         1.68219          1.391886            1.070663          0.725799         0.265836 Yield
100-08                -19             -33               -62                 -94              -128             -174 Spread
            -------------------------------------------------------------------------------------------------------
100-12           1.392865        1.191641            0.7577            0.277892         -0.236805        -0.922697 Yield
100-12                -62             -82              -125                -173              -225             -293 Spread
            -------------------------------------------------------------------------------------------------------
100-16           0.970561        0.703067          0.126502           -0.510541         -1.193345        -2.102484 Yield
100-16               -104            -131              -188                -252              -320             -411 Spread
            -------------------------------------------------------------------------------------------------------
100-20           0.549821        0.216456         -0.501726           -1.294666         -2.143868        -3.273601 Yield
100-20               -146            -179              -251                -330              -415             -528 Spread
            -------------------------------------------------------------------------------------------------------

WAL                 0.297           0.256             0.198               0.158             0.130            0.105
Mod Durn            0.292           0.252             0.195               0.156             0.128            0.103
Principal
Window      Jun02 - Dec02   Jun02 - Nov02     Jun02 - Oct02       Jun02 - Sep02     Jun02 - Aug02    Jun02 - Jul02


LIBOR_1YR            2.63375
CMT_1YR                 2.36

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204 - Price/Yield - A3B

Balance      $220,000,000.00 Delay          24
Coupon       3.926           Dated          5/1/02
Settle       5/30/02         First Payment  6/25/02

             ------------------------------------------------------------------------------------------------------------------
Price        5 CPR, Call (Y) 10 CPR, Call (Y)   15 CPR, Call (Y)     20 CPR, Call (Y)   25 CPR, Call (Y)    30 CPR, Call (Y)
             ------------------------------------------------------------------------------------------------------------------
99-12               4.101092        4.10328            4.116779           4.138997            4.170889            4.214887
99-12                      3              6                  22                 42                  73                 109
             ------------------------------------------------------------------------------------------------------------------
99-16               4.051859       4.053292            4.062136            4.07669            4.097582            4.126405
99-16                     -2              1                  16                 36                  65                 100
             ------------------------------------------------------------------------------------------------------------------
99-20               4.002701       4.003381             4.00758           4.014488            4.024405            4.038087
99-20                     -7             -4                  11                 30                  58                  91
             ------------------------------------------------------------------------------------------------------------------
99-24               3.953619       3.953548             3.95311           3.952391            3.951357            3.949932
99-24                    -12             -9                   5                 24                  51                  82
             ------------------------------------------------------------------------------------------------------------------
99-28               3.904612       3.903791            3.898727           3.890397            3.878439             3.86194
99-28                    -17            -14                   0                 18                  44                  73
             ------------------------------------------------------------------------------------------------------------------
100-00              3.855679        3.85411            3.844431           3.828507             3.80565             3.77411
100-00                   -22            -19                  -6                 11                  36                  65
             ------------------------------------------------------------------------------------------------------------------
100-04              3.806822       3.804506             3.79022            3.76672             3.73299            3.686442
100-04                   -26            -24                 -11                  5                  29                  56
             ------------------------------------------------------------------------------------------------------------------
100-08              3.758039       3.754977            3.736095           3.705036            3.660457            3.598935
100-08                   -31            -29                 -17                 -1                  22                  47
             ------------------------------------------------------------------------------------------------------------------
100-12              3.709331       3.705524            3.682056           3.643455            3.588052             3.51159
100-12                   -36            -34                 -22                 -7                  14                  38
             ------------------------------------------------------------------------------------------------------------------
100-16              3.660696       3.656147            3.628102           3.581977            3.515775            3.424404
100-16                   -41            -39                 -27                -13                   7                  30
             ------------------------------------------------------------------------------------------------------------------
100-20              3.612136       3.606845            3.574233             3.5206            3.443624            3.337379
100-20                   -46            -44                 -33                -19                   0                  21
             ------------------------------------------------------------------------------------------------------------------

WAL                    2.736          2.693               2.455              2.144               1.813               1.492
Mod Durn               2.548          2.510               2.297              2.015               1.713               1.420
Principal
Window         Feb05 - Feb05  Jul04 - Feb05       Nov03 - Feb05      Jun03 - Feb05       Mar03 - Feb05       Feb03 - Nov04



(Chart continued)


             ---------------------------------------------------------------------------------------------------------------
Price         35 CPR, Call (Y)    40 CPR, Call (Y)    50 CPR, Call (Y)    60 CPR, Call (Y)    70 CPR, Call (Y)   80 CPR, Call (Y)
             ---------------------------------------------------------------------------------------------------------------
99-12                4.26382            4.316312            4.434162            4.575775           4.755871        4.996237 Yield
99-12                    138                 161                 179                 193                211             235 Spread
             ---------------------------------------------------------------------------------------------------------------
99-16               4.158459            4.192842            4.270023            4.362748           4.480638        4.637925 Yield
99-16                    127                 149                 163                 172                184             200 Spread
             ---------------------------------------------------------------------------------------------------------------
99-20               4.053301             4.06962            4.106247             4.15024           4.206157        4.280736 Yield
99-20                    117                 137                 146                 151                156             164 Spread
             ---------------------------------------------------------------------------------------------------------------
99-24               3.948346            3.946646            3.942831            3.938249           3.932427        3.924665 Yield
99-24                    106                 125                 130                 130                129             128 Spread
             ---------------------------------------------------------------------------------------------------------------
99-28               3.843594             3.82392            3.779775            3.726774           3.659445        3.569707 Yield
99-28                     96                 112                 114                 108                102              93 Spread
             ---------------------------------------------------------------------------------------------------------------
100-00              3.739042            3.701439            3.617077            3.515813           3.387206        3.215858 Yield
100-00                    85                 100                  97                  87                 74              57 Spread
             ---------------------------------------------------------------------------------------------------------------
100-04              3.634692            3.579204            3.454737            3.305364           3.115709        2.863111 Yield
100-04                    75                  88                  81                  66                 47              22 Spread
             ---------------------------------------------------------------------------------------------------------------
100-08              3.530542            3.457214            3.292752            3.095424            2.84495        2.511463 Yield
100-08                    64                  76                  65                  45                 20             -13 Spread
             ---------------------------------------------------------------------------------------------------------------
100-12              3.426591            3.335468            3.131122            2.885992           2.574927        2.160908 Yield
100-12                    54                  63                  49                  24                 -7             -48 Spread
             ---------------------------------------------------------------------------------------------------------------
100-16              3.322839            3.213965            2.969845            2.677067           2.305636        1.811442 Yield
100-16                    44                  51                  33                   3                -34             -83 Spread
             ---------------------------------------------------------------------------------------------------------------
100-20              3.219285            3.092704             2.80892            2.468645           2.037074         1.46306 Yield
100-20                    33                  39                  17                 -17                -61            -118 Spread
             ---------------------------------------------------------------------------------------------------------------

WAL                    1.247               1.060               0.793               0.609              0.470           0.361
Mod Durn               1.193               1.018               0.767               0.591              0.458           0.353
Principal
Window         Dec02 - Jun04       Nov02 - Feb04       Oct02 - Sep03       Sep02 - May03      Aug02 - Feb03   Jul02 - Dec02



LIBOR_1YR            2.63375
CMT_1YR                 2.36

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204 - Price/Yield - A3C


Balance  $222,505,000.00     Delay           24
Coupon   5.672               Dated           5/1/02
Settle   5/30/02             First Payment   6/25/02

         -------------------------------------------------------------------------------------------------------------------------
Price         5 CPR, Call (Y)     10 CPR, Call (Y)  15 CPR, Call (Y)     20 CPR, Call (Y)     25 CPR, Call (Y)    30 CPR, Call (Y)
         -------------------------------------------------------------------------------------------------------------------------
99-12               5.839487        5.839487         5.839487                5.839487            5.839487            5.83988
99-12                    177             177              177                     177                 177                178
         -------------------------------------------------------------------------------------------------------------------------
99-16               5.788763        5.788763         5.788763                5.788763            5.788763           5.788956
99-16                    172             172              172                     172                 172                173
         -------------------------------------------------------------------------------------------------------------------------
99-20               5.738117        5.738117         5.738117                5.738117            5.738117           5.738112
99-20                    167             167              167                     167                 167                167
         -------------------------------------------------------------------------------------------------------------------------
99-24                5.68755         5.68755          5.68755                 5.68755             5.68755           5.687346
99-24                    162             162              162                     162                 162                162
         -------------------------------------------------------------------------------------------------------------------------
99-28               5.637062        5.637062         5.637062                5.637062            5.637062            5.63666
99-28                    157             157              157                     157                 157                157
         -------------------------------------------------------------------------------------------------------------------------
100-00              5.586652        5.586652         5.586652                5.586652            5.586652           5.586052
100-00                   152             152              152                     152                 152                152
         -------------------------------------------------------------------------------------------------------------------------
100-04               5.53632         5.53632          5.53632                 5.53632             5.53632           5.535522
100-04                   147             147              147                     147                 147                147
         -------------------------------------------------------------------------------------------------------------------------
100-08              5.486066        5.486066         5.486066                5.486066            5.486066           5.485071
100-08                   142             142              142                     142                 142                142
         -------------------------------------------------------------------------------------------------------------------------
100-12               5.43589         5.43589          5.43589                 5.43589             5.43589           5.434698
100-12                   137             137              137                     137                 137                137
         -------------------------------------------------------------------------------------------------------------------------
100-16              5.385791        5.385791         5.385791                5.385791            5.385791           5.384403
100-16                   132             132              132                     132                 132                132
         -------------------------------------------------------------------------------------------------------------------------
100-20               5.33577         5.33577          5.33577                 5.33577             5.33577           5.334186
100-20                   127             127              127                     127                 127                127
         -------------------------------------------------------------------------------------------------------------------------

WAL                    2.736           2.736            2.736                   2.736               2.736              2.725
Mod Durn               2.470           2.470            2.470                   2.470               2.470              2.461
Principal
Window         Feb05 - Feb05   Feb05 - Feb05    Feb05 - Feb05           Feb05 - Feb05       Feb05 - Feb05 Nov04 - FebJun04 - Feb05



(Chart continued)


         --------------------------------------------------------------------------------------------------------------------
Price      35(CPR, Call (Y)    40(CPR, Call (Y)   50 CPR, Call (Y)    60 CPR, Call (Y)    70 CPR, Call (Y)   80 CPR, Call (Y)
         --------------------------------------------------------------------------------------------------------------------
99-12         5.842694           5.847582            5.862659            5.889042           5.931798          5.989671 Yield
99-12              183                191                 212                 247                292               330 Spread
         --------------------------------------------------------------------------------------------------------------------
99-16         5.790343           5.792752            5.800181            5.813183           5.834253          5.862768 Yield
99-16              177                185                 205                 239                282               317 Spread
         --------------------------------------------------------------------------------------------------------------------
99-20         5.738074           5.738009            5.737809            5.737458           5.736889           5.73612 Yield
99-20              172                180                 199                 232                273               305 Spread
         --------------------------------------------------------------------------------------------------------------------
99-24         5.685887           5.683354             5.67554            5.661866           5.639706          5.609725 Yield
99-24              167                174                 193                 224                263               292 Spread
         --------------------------------------------------------------------------------------------------------------------
99-28         5.633782           5.628785            5.613375            5.586407           5.542703          5.483582 Yield
99-28              162                169                 187                 217                253               279 Spread
         --------------------------------------------------------------------------------------------------------------------
100-00        5.581758           5.574303            5.551313            5.511081            5.44588          5.357691 Yield
100-00             157                163                 181                 209                243               267 Spread
         --------------------------------------------------------------------------------------------------------------------
100-04        5.529815           5.519907            5.489355            5.435888           5.349235          5.232051 Yield
100-04             151                158                 174                 202                234               254 Spread
         --------------------------------------------------------------------------------------------------------------------
100-08        5.477954           5.465597              5.4275            5.360826            5.25277           5.10666 Yield
100-08             146                153                 168                 194                224               242 Spread
         --------------------------------------------------------------------------------------------------------------------
100-12        5.426173           5.411373            5.365747            5.285896           5.156482          4.981519 Yield
100-12             141                147                 162                 187                214               229 Spread
         --------------------------------------------------------------------------------------------------------------------
100-16        5.374473           5.357235            5.304096            5.211097           5.060371          4.856626 Yield
100-16             136                142                 156                 179                205               217 Spread
         --------------------------------------------------------------------------------------------------------------------
100-20        5.322853           5.303182            5.242547            5.136428           4.964437          4.731981 Yield
100-20             131                136                 150                 172                195               204 Spread
         --------------------------------------------------------------------------------------------------------------------

WAL              2.645              2.519               2.196               1.790              1.375             1.047
Mod Durn         2.394              2.286               2.007               1.653              1.286             0.989
Principal
Window      Feb04 - Feb05       Sep03 - Feb05       May03 - Nov04      Feb03 - Apr04     Dec02 - Nov03



LIBOR_1YR                2.63375
CMT_1YR                     2.36

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - B1

Balance    $12,229,000.00      Delay               24
Coupon     6.82119             Dated               5/1/02
Settle     5/30/02             First Payment       6/25/02

Price          5 CPR, Call (Y)     10 CPR, Call (Y)    15 CPR, Call (Y)    20 CPR, Call (Y)    25 CPR, Call (Y)    30 CPR, Call (Y)
99-25                 5.332448            5.434343            5.578636            5.741061            5.883735              6.00576
99-25                       12                  32                  76                 118                 147                  185
99-29                 5.319144            5.417982             5.55793            5.715449            5.853661             5.971549
99-29                       10                  30                  74                 115                 144                  182
100-01                5.305865             5.40165             5.53726            5.689881            5.823637             5.937395
100-01                       9                  29                  72                 112                 141                  178
100-05                5.292612            5.385348            5.516626            5.664357            5.793665             5.903298
100-05                       8                  27                  70                 110                 138                  175
100-09                5.279384            5.369074            5.496028            5.638877            5.763742             5.869258
100-09                       6                  25                  68                 107                 135                  171
100-13                 5.26618             5.35283            5.475466            5.613441             5.73387             5.835274
100-13                       5                  24                  66                 105                 132                  168
100-17                5.253002            5.336615            5.454939            5.588048            5.704049             5.801347
100-17                       4                  22                  64                 102                 129                  165
100-21                5.239849            5.320429            5.434448            5.562698            5.674277             5.767476
100-21                       2                  20                  62                 100                 126                  161
100-25                 5.22672            5.304271            5.413993            5.537392            5.644556             5.733662
100-25                       1                  19                  60                  97                 123                  158
100-29                5.213616            5.288143            5.393572            5.512128            5.614884             5.699903
100-29                       0                  17                  57                  95                 120                  154
101-01                5.200537            5.272043            5.373187            5.486908            5.585261               5.6662
101-01                      -2                  16                  55                  92                 117                  151


WAL                     14.904              10.932               7.996               6.148               5.067                4.354
Mod Durn                 9.387               7.629               6.027               4.872               4.148                3.646
Principal
Window           Jun02 - Jun24       Jun02 - Nov18       Jun02 - Jul14       Jun02 - Oct11       Jun02 - Nov09        Jun02 - Jul08



(Chart continued)


Price     35 CPR, Call (Y)    40 CPR, Call (Y)    50 CPR, Call (Y)    60 CPR, Call (Y)    70 CPR, Call (Y)   80 CPR, Call (Y)

99-25            6.123385            6.233752            6.447118            6.605523           6.645853           6.642626 Yield
99-25                 219                 248                 298                 338                385                411 Spread
99-29             6.08471             6.19037            6.393036            6.536125           6.555548           6.530416 Yield
99-29                 215                 244                 292                 332                376                400 Spread
100-01           6.046101            6.147059            6.339044            6.466847           6.465409           6.418421 Yield
100-01                211                 240                 287                 325                367                389 Spread
100-05           6.007555            6.103821            6.285145             6.39769           6.375436           6.306641 Yield
100-05                208                 235                 282                 318                358                378 Spread
100-09           5.969073            6.060655            6.231336            6.328653           6.285627           6.195075 Yield
100-09                204                 231                 276                 311                349                367 Spread
100-13           5.930655            6.017561            6.177619            6.259736           6.195983           6.083723 Yield
100-13                200                 227                 271                 304                340                355 Spread
100-17           5.892301            5.974538            6.123992            6.190939           6.106503           5.972582 Yield
100-17                196                 222                 265                 297                331                344 Spread
100-21            5.85401            5.931587            6.070455             6.12226           6.017187           5.861654 Yield
100-21                192                 218                 260                 290                322                333 Spread
100-25           5.815782            5.888706            6.017009              6.0537           5.928033           5.750937 Yield
100-25                188                 214                 255                 283                313                322 Spread
100-29           5.777618            5.845897            5.963653            5.985259           5.839042           5.640431 Yield
100-29                185                 209                 249                 276                304                311 Spread
101-01           5.739516            5.803159            5.910386            5.916935           5.750213           5.530134 Yield
101-01                181                 205                 244                 270                295                300 Spread

WAL                 3.782               3.323               2.604               1.987              1.501              1.194
Mod Durn            3.226               2.876               2.307               1.798              1.382              1.113
Principal
Window      Jun02 - Jul07       Jun02 - Oct06       Jun02 - Sep05       Jun02 - Nov04      Jun02 - Apr04      Jun02 - Nov03


LIBOR_1YR                 2.63375
CMT_1YR                      2.36

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0204 - Price/Yield - B2


Balance     9,171,000.00         Delay                 24
Coupon      .82119               Dated                 5/1/02
Settle      /30/02               First Payment         6/25/02

Price      CPR, Call (Y)       10 CPR, Call (Y)      15 CPR, Call (Y)      20 CPR, Call (Y)   25 CPR, Call (Y)   30 CPR, Call (Y)
98-26           5.436419              5.562153              5.740343              5.941059           6.118552           6.272853
98-26                 22                    45                    92                   138                170                212
98-30           5.422917               5.54556              5.719354              5.915102           6.088079           6.238194
98-30                 21                    43                    90                   135                167                208
99-02            5.40944              5.528997              5.698401              5.889189           6.057657           6.203592
99-02                 19                    41                    88                   132                164                205
99-06           5.395989              5.512465              5.677485              5.863322           6.027287           6.169049
99-06                 18                    40                    86                   130                161                201
99-10           5.382564              5.495962              5.656606              5.837499           5.996969           6.134564
99-10                 17                    38                    84                   127                158                198
99-14           5.369164               5.47949              5.635764              5.811721           5.966703           6.100137
99-14                 15                    36                    82                   125                155                194
99-18           5.355791              5.463047              5.614958              5.785988           5.936488           6.065768
99-18                 14                    35                    80                   122                152                191
99-22           5.342442              5.446634              5.594189              5.760298           5.906324           6.031456
99-22                 13                    33                    78                   119                149                188
99-26           5.329119               5.43025              5.573456              5.734654           5.876212           5.997202
99-26                 11                    31                    75                   117                146                184
99-30           5.315822              5.413896              5.552759              5.709053            5.84615           5.963005
99-30                 10                    30                    73                   114                143                181
100-02           5.30255              5.397572              5.532098              5.683496           5.816139           5.928866
100-02                 9                    28                    71                   112                140                177

WAL               14.904                10.932                 7.996                 6.148              5.067              4.354
Mod Durn           9.339                 7.596                 6.003                 4.854              4.134              3.634
Principal
 Window    Jun02 - Jun24         Jun02 - Nov18         Jun02 - Jul14         Jun02 - Oct11      Jun02 - Nov09      Jun02 - Jul08



(Chart continued)


Price   35 CPR, Call (Y)      40 CPR, Call (Y)      50 CPR, Call (Y)      60 CPR, Call (Y)      70 CPR, Call (Y)   80 CPR, Call (Y)
98-26          6.425315               6.57245              6.869404              7.147504               7.351408          7.519633
98-26               249                   282                   340                   393                    455               499
98-30          6.386135              6.528498                6.8146              7.077155               7.259797           7.40573
98-30               245                   278                   335                   386                    446               488
99-02          6.347021               6.48462               6.75989               7.00693               7.168357          7.292048
99-02               242                   273                   329                   379                    437               476
99-06          6.307973              6.440817              6.705274              6.936829               7.077087          7.178586
99-06               238                   269                   324                   372                    428               465
99-10           6.26899              6.397087              6.650752              6.866851               6.985986          7.065344
99-10               234                   265                   318                   365                    419               454
99-14          6.230073               6.35343              6.596322              6.796996               6.895053           6.95232
99-14               230                   260                   313                   358                    410               442
99-18           6.19122              6.309847              6.541985              6.727263               6.804288          6.839514
99-18               226                   256                   307                   351                    401               431
99-22          6.152433              6.266337              6.487741              6.657652               6.713691          6.726925
99-22               222                   251                   302                   344                    392               420
99-26           6.11371                6.2229              6.433589              6.588162               6.623261          6.614553
99-26               218                   247                   296                   337                    383               408
99-30          6.075052              6.179535              6.379529              6.518794               6.532998          6.502397
99-30               214                   243                   291                   330                    374               397
100-02         6.036458              6.136243              6.325561              6.449547                 6.4429          6.390456
100-02              211                   238                   286                   323                    365               386

WAL               3.782                 3.323                 2.604                 1.987                  1.501             1.194
Mod Durn          3.215                 2.866                 2.299                 1.791                  1.376             1.107
Principal
 Window   Jun02 - Jul07         Jun02 - Oct06         Jun02 - Sep05         Jun02 - Nov04          Jun02 - Apr04


LIBOR_1YR                     2.63375
CMT_1YR                          2.36

     No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - B3


Balance      $4,281,000.00    Delay             24
Coupon       6.82119          Dated             5/1/02
Settle       5/30/02          First Payment     6/25/02

Price        5 CPR, Call (Y)  10 CPR, Call (Y)  15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y)  30 CPR, Call (Y)
97-07                5.610896          5.776401          6.011254         6.276032          6.511728          6.719976
97-07                      40                66               119              171               209               256
97-11                5.597054          5.759414          5.989782         6.249487          6.480576          6.684554
97-11                      38                64               117              168               206               253
97-15                5.583239          5.742459          5.968349         6.222989          6.449478          6.649192
97-15                      37                63               115              166               203               249
97-19                5.569451          5.725535          5.946954         6.196537          6.418434          6.613892
97-19                      35                61               113              163               200               246
97-23                 5.55569          5.708643          5.925598         6.170133          6.387444          6.578652
97-23                      34                59               111              160               197               242
97-27                5.541956          5.691781          5.904279         6.143774          6.356507          6.543472
97-27                      33                58               109              158               194               239
97-31                5.528249          5.674951          5.882999         6.117463          6.325624          6.508353
97-31                      31                56               106              155               191               235
98-03                5.514569          5.658152          5.861757         6.091197          6.294795          6.473293
98-03                      30                54               104              153               188               232
98-07                5.500915          5.641384          5.840552         6.064977          6.264019          6.438293
98-07                      29                53               102              150               185               228
98-11                5.487288          5.624646          5.819385         6.038804          6.233295          6.403353
98-11                      27                51               100              147               182               225
98-15                5.473687          5.607939          5.798256         6.012676          6.202625          6.368472
98-15                      26                49                98              145               178               221

WAL                    14.904            10.932             7.996            6.148             5.067             4.354
Mod Durn                9.259             7.541             5.965            4.824             4.110             3.614
Principal
 Window         Jun02 - Jun24     Jun02 - Nov18     Jun02 - Jul14    Jun02 - Oct11     Jun02 - Nov09     Jun02 - Jul08



(Chart continued)


Price     35 CPR, Call (Y) 40 CPR, Call (Y)  50 CPR, Call (Y)  60 CPR, Call (Y) 70 CPR, Call (Y)  80 CPR, Call (Y)
97-07             6.930727          7.139436          7.576516         8.055474            8.5346          8.991573 Yield
97-07                  300               339               411              483               574               646 Spread
97-11             6.890688          7.094518          7.520488         7.983511          8.440771          8.874789 Yield
97-11                  296               334               405              476               564               635 Spread
97-15             6.850718          7.049677          7.464558         7.911678          8.347118          8.758236 Yield
97-15                  292               330               400              469               555               623 Spread
97-19             6.810817          7.004914          7.408726         7.839973          8.253643          8.641912 Yield
97-19                  288               325               394              462               546               611 Spread
97-23             6.770983          6.960227           7.35299         7.768396          8.160344          8.525817 Yield
97-23                  284               321               388              455               536               600 Spread
97-27             6.731218          6.915616          7.297352         7.696947           8.06722          8.409951 Yield
97-27                  280               316               383              448               527               588 Spread
97-31              6.69152          6.871082           7.24181         7.625626          7.974272          8.294311 Yield
97-31                  276               312               377              440               518               576 Spread
98-03              6.65189          6.826623          7.186364         7.554431          7.881498          8.178898 Yield
98-03                  272               308               372              433               508               565 Spread
98-07             6.612327          6.782241          7.131014         7.483363          7.788898          8.063711 Yield
98-07                  268               303               366              426               499               553 Spread
98-11             6.572831          6.737933           7.07576          7.41242          7.696472          7.948749 Yield
98-11                  264               299               361              419               490               542 Spread
98-15             6.533402          6.693701          7.020601         7.341604          7.604218          7.834011 Yield
98-15                  260               294               355              412               481               530 Spread

WAL                  3.782             3.323             2.604            1.987             1.501             1.194
Mod Durn             3.197             2.850             2.285            1.780             1.366             1.098
Principal
 Window      Jun02 - Jul07     Jun02 - Oct06     Jun02 - Sep05    Jun02 - Nov04     Jun02 - Apr04                Jun02 - Nov03


LIBOR_1YR             2.63375
CMT_1YR                  2.36

     No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - A2A [To Reset]


Balance       $236,000,000.00    Delay              0
Coupon        3.1558             Dated              5/30/02
Settle        5/30/02            First Payment      6/25/02

Price         5 CPR, Call (Y)    10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)    25 CPR, Call (Y)   30 CPR, Call (Y)
99-12                    3.50392           3.546374           3.599791            3.668957           3.761912           3.885207
99-12                        108                112                117                 124                134                146
99-16                   3.438239           3.472153           3.514821            3.570067           3.644313           3.742802
99-16                        101                105                109                 114                122                132
99-20                   3.372672           3.398071           3.430023            3.471393           3.526991           3.600747
99-20                         95                 97                100                 105                110                117
99-24                   3.307218           3.324126           3.345396            3.372934           3.409943           3.459042
99-24                         88                 90                 92                  95                 98                103
99-28                   3.241876           3.250319            3.26094            3.274689           3.293168           3.317685
99-28                         82                 82                 83                  85                 87                 89
100-00                  3.176646           3.176649           3.176653            3.176658           3.176666           3.176675
100-00                        75                 75                 75                  75                 75                 75
100-04                  3.111528           3.103116           3.092536            3.078841           3.060434            3.03601
100-04                        69                 68                 67                  65                 63                 61
100-08                  3.046521           3.029719           3.008588            2.981235           2.944474            2.89569
100-08                        62                 60                 58                  56                 52                 47
100-12                  2.981626           2.956457           2.924807            2.883841           2.828782           2.755712
100-12                        56                 53                 50                  46                 40                 33
100-16                  2.916841           2.883331           2.841195            2.786658           2.713359           2.616075
100-16                        49                 46                 42                  36                 29                 19
100-20                  2.852167            2.81034           2.757749            2.689684           2.598203           2.476778
100-20                        43                 38                 33                  26                 17                  5

WAL                        2.014              1.780              1.553               1.332              1.117              0.919
Mod Durn                   1.918              1.698              1.485               1.276              1.074              0.888
Principal
 Window            Jun02 - Sep04      Jun02 - Sep04      Jun02 - Sep04       Jun02 - Sep04      Jun02 - Sep04      Jun02 - Jun04


(Chart continued)


Price    35 CPR, Call (Y)   40 CPR, Call (Y)    50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)   80 CPR, Call (Y)
99-12              4.019275            4.162445           4.481608           4.859116           5.324781            5.943306 Yield
99-12                   159                 174                207                273                332                 393 Spread
99-16              3.849884            3.964222           4.219055           4.520375           4.891914            5.385167 Yield
99-16                   142                 154                181                239                288                 338 Spread
99-20              3.680932            3.766538           3.957293           4.182774            4.46069            4.829464 Yield
99-20                   125                 134                154                205                245                 282 Spread
99-24              3.512415             3.56939            3.69632           3.846306           4.031099            4.276183 Yield
99-24                   109                 114                128                171                202                 227 Spread
99-28              3.344334            3.372777            3.43613           3.510966           3.603133             3.72531 Yield
99-28                    92                  95                102                138                159                 172 Spread
100-00             3.176685            3.176696            3.17672           3.176749           3.176784            3.176831 Yield
100-00                   75                  75                 76                104                117                 117 Spread
100-04             3.009468            2.981145           2.918088           2.843648           2.752042            2.630731 Yield
100-04                   58                  56                 50                 71                 74                  62 Spread
100-08             2.842679            2.786121           2.660228           2.511659             2.3289            2.086996 Yield
100-08                   42                  36                 25                 38                 32                   8 Spread
100-12             2.676319            2.591623           2.403139           2.180776           1.907348            1.545613 Yield
100-12                   25                  17                 -1                  5                -10                 -46 Spread
100-16             2.510384            2.397648           2.146816           1.850994           1.487378            1.006569 Yield
100-16                    8                  -3                -27                -28                -52                -100 Spread
100-20             2.344873            2.204194           1.891256           1.522307           1.068982            0.469848 Yield
100-20                   -8                 -22                -52                -61                -94                -154 Spread

WAL                   0.770               0.657              0.495              0.383              0.300               0.233
Mod Durn              0.747               0.638              0.483              0.375              0.294               0.228
Principal
 Window       Jun02 - Feb04       Jun02 - Nov03      Jun02 - Jun03      Jun02 - Mar03      Jun02 - Jan03       Jun02 - Nov02


LIBOR_1YR                2.63375
CMT_1YR                     2.36

     No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204 - Price/Yield - A2A [to Call]

Balance       $236,000,000.00    Delay              0
Coupon        3.1558             Dated              5/30/02
Settle        5/30/02            First Payment      6/25/02

Price         5 CPR, Call (Y)    10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)    25 CPR, Call (Y)   30 CPR, Call (Y)
99-12                   3.326506           3.423762           3.528821            3.640573           3.759235           3.885207
99-12                         90                100                110                 121                133                146
99-16                   3.296414           3.374136           3.458085            3.547374           3.642173           3.742802
99-16                         87                 95                103                 112                122                132
99-20                   3.266381            3.32461             3.3875            3.454383           3.525386           3.600747
99-20                         84                 90                 96                 103                110                117
99-24                   3.236406           3.275186           3.317066              3.3616           3.408873           3.459042
99-24                         81                 85                 89                  94                 98                103
99-28                    3.20649           3.225863           3.246782            3.269025           3.292633           3.317685
99-28                         78                 80                 82                  84                 87                 89
100-00                  3.176632            3.17664           3.176648            3.176656           3.176665           3.176675
100-00                        75                 75                 75                  75                 75                 75
100-04                  3.146832           3.127517           3.106663            3.084493           3.060968            3.03601
100-04                        72                 70                 68                  66                 63                 61
100-08                   3.11709           3.078494           3.036826            2.992535            2.94554            2.89569
100-08                        69                 65                 61                  57                 52                 47
100-12                  3.087406            3.02957           2.967138            2.900781           2.830382           2.755712
100-12                        66                 60                 54                  47                 40                 33
100-16                  3.057779           2.980745           2.897597            2.809231            2.71549           2.616075
100-16                        63                 55                 47                  38                 29                 19
100-20                  3.028209           2.932018           2.828203            2.717883           2.600866           2.476778
100-20                        60                 51                 40                  29                 17                  5

WAL                        4.694              2.737              1.886               1.418              1.122              0.919
Mod Durn                   4.191              2.542              1.784               1.355              1.079              0.888
Principal
 Window            Jun02 - Jul12      Jun02 - Jun08      Jun02 - Aug06       Jun02 - Jul05      Jun02 - Nov04      Jun02 - Jun04


(Chart continued)


Price     35 CPR, Call (Y)   40 CPR, Call (Y)    50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)   80 CPR, Call (Y)
99-12               4.019275            4.162445           4.481608           4.859116           5.324781            5.943306 Yield
99-12                    159                 174                207                273                332                 393 Spread
99-16               3.849884            3.964222           4.219055           4.520375           4.891914            5.385167 Yield
99-16                    142                 154                181                239                288                 338 Spread
99-20               3.680932            3.766538           3.957293           4.182774            4.46069            4.829464 Yield
99-20                    125                 134                154                205                245                 282 Spread
99-24               3.512415             3.56939            3.69632           3.846306           4.031099            4.276183 Yield
99-24                    109                 114                128                171                202                 227 Spread
99-28               3.344334            3.372777            3.43613           3.510966           3.603133             3.72531 Yield
99-28                     92                  95                102                138                159                 172 Spread
100-00              3.176685            3.176696            3.17672           3.176749           3.176784            3.176831 Yield
100-00                    75                  75                 76                104                117                 117 Spread
100-04              3.009468            2.981145           2.918088           2.843648           2.752042            2.630731 Yield
100-04                    58                  56                 50                 71                 74                  62 Spread
100-08              2.842679            2.786121           2.660228           2.511659             2.3289            2.086996 Yield
100-08                    42                  36                 25                 38                 32                   8 Spread
100-12              2.676319            2.591623           2.403139           2.180776           1.907348            1.545613 Yield
100-12                    25                  17                 -1                  5                -10                 -46 Spread
100-16              2.510384            2.397648           2.146816           1.850994           1.487378            1.006569 Yield
100-16                     8                  -3                -27                -28                -52                -100 Spread
100-20              2.344873            2.204194           1.891256           1.522307           1.068982            0.469848 Yield
100-20                    -8                 -22                -52                -61                -94                -154 Spread

WAL                    0.770               0.657              0.495              0.383              0.300               0.233
Mod Durn               0.747               0.638              0.483              0.375              0.294               0.228
Principal
 Window        Jun02 - Feb04       Jun02 - Nov03      Jun02 - Jun03      Jun02 - Mar03      Jun02 - Jan03       Jun02 - Nov02


LIBOR_1YR                2.63375
CMT_1YR                     2.36

     No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice.



GSR0204 - Price/Yield - A2B [to Reset]


Balance       $198,458,000.00    Delay              24
Coupon        4.883              Dated              5/1/02
Settle        5/30/02            First Payment      6/25/02

Price         5 CPR, Call (Y)    10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)    25 CPR, Call (Y)   30 CPR, Call (Y)
99-12                   5.072784           5.072784           5.072784            5.072784           5.072784           5.073503
99-12                        125                125                125                 125                125                126
99-16                   5.014327           5.014327           5.014327            5.014327           5.014327           5.014746
99-16                        119                119                119                 119                119                120
99-20                   4.955963           4.955963           4.955963            4.955963           4.955963           4.956081
99-20                        114                114                114                 114                114                114
99-24                    4.89769            4.89769            4.89769             4.89769            4.89769           4.897509
99-24                        108                108                108                 108                108                109
99-28                    4.83951            4.83951            4.83951             4.83951            4.83951           4.839029
99-28                        102                102                102                 102                102                103
100-00                  4.781421           4.781421           4.781421            4.781421           4.781421           4.780642
100-00                        96                 96                 96                  96                 96                 97
100-04                  4.723423           4.723423           4.723423            4.723423           4.723423           4.722347
100-04                        90                 90                 90                  90                 90                 91
100-08                  4.665517           4.665517           4.665517            4.665517           4.665517           4.664143
100-08                        85                 85                 85                  85                 85                 85
100-12                  4.607701           4.607701           4.607701            4.607701           4.607701            4.60603
100-12                        79                 79                 79                  79                 79                 79
100-16                  4.549976           4.549976           4.549976            4.549976           4.549976           4.548009
100-16                        73                 73                 73                  73                 73                 74
100-20                  4.492341           4.492341           4.492341            4.492341           4.492341           4.490079
100-20                        67                 67                 67                  67                 67                 68

WAL                        2.319              2.319              2.319               2.319              2.319              2.307
Mod Durn                   2.145              2.145              2.145               2.145              2.145              2.134
Principal
Window             Sep04 - Sep04      Sep04 - Sep04      Sep04 - Sep04       Sep04 - Sep04      Sep04 - Sep04      Jun04 - Sep04


(Chart continued)


Price     35 CPR, Call (Y)   40 CPR, Call (Y)    50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)   80 CPR, Call (Y)
99-12               5.077242             5.08344           5.102235           5.130231            5.18199            5.257444 Yield
99-12                    130                 137                157                187                227                 262 Spread
99-16               5.016921            5.020527           5.031461           5.047746           5.077856            5.121746 Yield
99-16                    124                 130                150                179                216                 248 Spread
99-20               4.956696            4.957716           4.960807           4.965411           4.973924            4.986331 Yield
99-20                    118                 124                143                171                206                 234 Spread
99-24               4.896567            4.895006           4.890273           4.883225           4.870191            4.851198 Yield
99-24                    112                 118                136                163                196                 221 Spread
99-28               4.836534            4.832397           4.819858           4.801188           4.766659            4.716346 Yield
99-28                    106                 112                129                154                185                 207 Spread
100-00              4.776596             4.76989           4.749562           4.719299           4.663325            4.581775 Yield
100-00                   100                 105                122                146                175                 194 Spread
100-04              4.716753            4.707483           4.679386           4.637558            4.56019            4.447483 Yield
100-04                    94                  99                115                138                165                 181 Spread
100-08              4.657005            4.645177           4.609327           4.555964           4.457253            4.313469 Yield
100-08                    88                  93                108                130                154                 167 Spread
100-12              4.597351             4.58297           4.539387           4.474518           4.354512            4.179733 Yield
100-12                    82                  87                101                122                144                 154 Spread
100-16              4.537792            4.520863           4.469564           4.393217           4.251968            4.046273 Yield
100-16                    76                  80                 94                114                134                 140 Spread
100-20              4.478326            4.458856           4.399859           4.312063            4.14962            3.913089 Yield
100-20                    70                  74                 87                106                124                 127 Spread

WAL                    2.244               2.148              1.902              1.624              1.275               0.971
Mod Durn               2.079               1.994              1.773              1.522              1.206               0.926
Principal
Window         Feb04 - Sep04       Nov03 - Sep04      Jun03 - Sep04      Mar03 - Sep04      Jan03 - Apr04       Nov02 - Nov03


LIBOR_1YR                2.63375
CMT_1YR                     2.36

     No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0204 - Price/Yield - A2B [to Call]


Balance       $198,458,000.00    Delay              24
Coupon        4.883              Dated              5/1/02
Settle        5/30/02            First Payment      6/25/02

Price         5 CPR, Call (Y)    10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)    25 CPR, Call (Y)   30 CPR, Call (Y)
99-12                   4.517656           4.559157           4.609822            4.665609           4.727162           4.791969
99-12                       -112               -108                -86                 -54                -20                 13
99-16                   4.506637           4.544591           4.590926            4.641944           4.698235           4.757358
99-16                       -113               -109                -88                 -56                -23                  9
99-20                   4.495636           4.530049            4.57206            4.618318           4.669354           4.722804
99-20                       -114               -111                -90                 -58                -26                  6
99-24                   4.484654           4.515531           4.553226             4.59473           4.640521           4.688307
99-24                       -115               -112                -92                 -61                -29                  2
99-28                    4.47369           4.501037           4.534423            4.571181           4.611735           4.653867
99-28                       -116               -113                -94                 -63                -31                 -1
100-00                  4.462745           4.486567            4.51565             4.54767           4.582997           4.619484
100-00                      -117               -115                -96                 -65                -34                 -5
100-04                  4.451818           4.472121           4.496909            4.524198           4.554305           4.585157
100-04                      -118               -116                -98                 -68                -37                 -8
100-08                  4.440909           4.457699           4.478197            4.500764            4.52566           4.550887
100-08                      -119               -118               -100                 -70                -40                -11
100-12                  4.430018           4.443301           4.459517            4.477368           4.497062           4.516673
100-12                      -121               -119               -101                 -72                -43                -15
100-16                  4.419146           4.428927           4.440866             4.45401            4.46851           4.482515
100-16                      -122               -121               -103                 -75                -46                -18
100-20                  4.408292           4.414576           4.422246             4.43069           4.440005           4.448413
100-20                      -123               -122               -105                 -77                -49                -22

WAL                       16.854             11.540              8.310               6.353              5.043              4.125
Mod Durn                  11.385              8.612              6.638               5.300              4.336              3.624
Principal
Window             Jul12 - Jun24      Jun08 - Nov18      Aug06 - Jul14       Jul05 - Oct11      Nov04 - Nov09      Jun04 - Jul08


(Chart continued)


Price    35 CPR, Call (Y)   40 CPR, Call (Y)    50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)   80 CPR, Call (Y)
99-12              4.853689             4.91115           5.015804           5.115187            5.18199            5.257444 Yield
99-12                    45                  72                128                182                227                 262 Spread
99-16              4.812939            4.863823           4.953589           5.034372           5.077856            5.121746 Yield
99-16                    40                  68                121                174                216                 248 Spread
99-20              4.772258            4.816576           4.891482           4.953705           4.973924            4.986331 Yield
99-20                    36                  63                115                166                206                 234 Spread
99-24              4.731644             4.76941           4.829485           4.873185           4.870191            4.851198 Yield
99-24                    32                  58                109                158                196                 221 Spread
99-28              4.691098            4.722323           4.767595           4.792811           4.766659            4.716346 Yield
99-28                    28                  54                103                150                185                 207 Spread
100-00             4.650619            4.675315           4.705814           4.712584           4.663325            4.581775 Yield
100-00                   24                  49                 97                142                175                 194 Spread
100-04             4.610208            4.628387            4.64414           4.632502            4.56019            4.447483 Yield
100-04                   20                  44                 90                134                165                 181 Spread
100-08             4.569864            4.581537           4.582574           4.552566           4.457253            4.313469 Yield
100-08                   16                  39                 84                126                154                 167 Spread
100-12             4.529586            4.534766           4.521115           4.472774           4.354512            4.179733 Yield
100-12                   12                  35                 78                118                144                 154 Spread
100-16             4.489376            4.488074           4.459762           4.393127           4.251968            4.046273 Yield
100-16                    8                  30                 72                110                134                 140 Spread
100-20             4.449231             4.44146           4.398516           4.313624            4.14962            3.913089 Yield
100-20                    4                  25                 66                102                124                 127 Spread

WAL                   3.446               2.930              2.187              1.660              1.275               0.971
Mod Durn              3.079               2.651              2.017              1.553              1.206               0.926
Principal
Window        Feb04 - Jul07       Nov03 - Oct06      Jun03 - Sep05      Mar03 - Nov04      Jan03 - Apr04       Nov02 - Nov03



LIBOR_1YR                2.63375
CMT_1YR                     2.36

     No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204 - Price/Yield - A3A [To Reset]

Balance       $128,500,000.00    Delay              0
Coupon        2.6544             Dated              5/30/02
Settle        5/30/02            First Payment      6/25/02

Price         5 CPR, Call (Y)    10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)    25 CPR, Call (Y)   30 CPR, Call (Y)
99-12                   3.045496           3.290997           3.577645            3.873222           4.181741           4.501575
99-12                         62                 86                115                 145                194                245
99-16                   2.969925           3.166053           3.395013            3.631039            3.87733           4.132579
99-16                         54                 74                 97                 121                164                208
99-20                   2.894505           3.041399           3.212851            3.389547           3.573876           3.764852
99-20                         47                 62                 79                  96                134                171
99-24                   2.819235           2.917032           3.031159            3.148743           3.271373           3.398387
99-24                         39                 49                 61                  72                103                135
99-28                   2.744114           2.792951           2.849932            2.908624           2.969817           3.033179
99-28                         32                 37                 42                  48                 73                 98
100-00                  2.669143           2.669156           2.669171            2.669187           2.669204           2.669221
100-00                        24                 24                 24                  24                 43                 62
100-04                   2.59432           2.545645           2.488873            2.430429           2.369529           2.306506
100-04                        17                 12                  6                   0                 13                 25
100-08                  2.519645           2.422417           2.309035            2.192348           2.070788            1.94503
100-08                         9                  0                -12                 -23                -17                -11
100-12                  2.445118           2.299471           2.129657             1.95494           1.772976           1.584785
100-12                         2                -13                -30                 -47                -46                -47
100-16                  2.370737           2.176807           1.950736            1.718202            1.47609           1.225767
100-16                        -6                -25                -48                 -71                -76                -83
100-20                  2.296504           2.054422            1.77227            1.482131           1.180126           0.867967
100-20                       -13                -37                -65                 -94               -106               -118

WAL                        1.739              1.042              0.710               0.534              0.425              0.350
Mod Durn                   1.669              1.011              0.692               0.523              0.416              0.344
Principal
Window             Jun02 - Feb05      Jun02 - Jul04      Jun02 - Nov03       Jun02 - Jun03      Jun02 - Mar03      Jun02 - Feb03

(Chart continued)

Price     35 CPR, Call (Y)     40 CPR, Call (Y)   50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)    80 CPR, Call (Y)

99-12             4.828572           5.172263           5.916434             6.7441            7.637847           8.837056 Yield
99-12                  282                316                391                474                 563                683 Spread
99-16             4.393461           4.667578           5.260802             5.9201            6.631445            7.58509 Yield
99-16                  238                266                325                391                 462                558 Spread
99-20             3.959981           4.164946           4.608292           5.100656            5.631448           6.342428 Yield
99-20                  195                216                260                309                 362                433 Spread
99-24             3.528123           3.664356           3.958884           4.285736            4.637805           5.108988 Yield
99-24                  152                166                195                228                 263                310 Spread
99-28             3.097878           3.165796           3.312558           3.475308            3.650468           3.884689 Yield
99-28                  109                116                130                147                 164                188 Spread
100-00            2.669238           2.669257           2.669296            2.66934            2.669387            2.66945 Yield
100-00                  66                 66                 66                 66                  66                 66 Spread
100-04            2.242195           2.174725           2.029078           1.867802            1.694514           1.463192 Yield
100-04                  23                 17                  2                -14                 -31                -55 Spread
100-08             1.81674            1.68219           1.391886           1.070663            0.725799           0.265836 Yield
100-08                 -19                -33                -62                -94                -128               -174 Spread
100-12            1.392865           1.191641             0.7577           0.277892           -0.236805          -0.922697 Yield
100-12                 -62                -82               -125               -173                -225               -293 Spread
100-16            0.970561           0.703067           0.126502          -0.510541           -1.193345          -2.102484 Yield
100-16                -104               -131               -188               -252                -320               -411 Spread
100-20            0.549821           0.216456          -0.501726          -1.294666           -2.143868          -3.273601 Yield
100-20                -146               -179               -251               -330                -415               -528 Spread

WAL                  0.297              0.256              0.198              0.158               0.130              0.105
Mod Durn             0.292              0.252              0.195              0.156               0.128              0.103
Principal
Window       Jun02 - Dec02      Jun02 - Nov02      Jun02 - Oct02      Jun02 - Sep02       Jun02 - Aug02      Jun02 - Jul02



LIBOR_1YR                2.63375
CMT_1YR                     2.36

      No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204 - Price/Yield - A3A  [To Call]

Balance       $128,500,000.00    Delay              0
Coupon        2.6544             Dated              5/30/02
Settle        5/30/02            First Payment      6/25/02

Price         5 CPR, Call (Y)    10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)    25 CPR, Call (Y)   30 CPR, Call (Y)
99-12                   3.016772           3.290997           3.577645            3.873222           4.181741           4.501575
99-12                         59                 86                115                 145                194                245
99-16                    2.94696           3.166053           3.395013            3.631039            3.87733           4.132579
99-16                         52                 74                 97                 121                164                208
99-20                   2.877292           3.041399           3.212851            3.389547           3.573876           3.764852
99-20                         45                 62                 79                  96                134                171
99-24                   2.807766           2.917032           3.031159            3.148743           3.271373           3.398387
99-24                         38                 49                 61                  72                103                135
99-28                   2.738383           2.792951           2.849932            2.908624           2.969817           3.033179
99-28                         31                 37                 42                  48                 73                 98
100-00                  2.669141           2.669156           2.669171            2.669187           2.669204           2.669221
100-00                        24                 24                 24                  24                 43                 62
100-04                  2.600041           2.545645           2.488873            2.430429           2.369529           2.306506
100-04                        17                 12                  6                   0                 13                 25
100-08                  2.531081           2.422417           2.309035            2.192348           2.070788            1.94503
100-08                        11                  0                -12                 -23                -17                -11
100-12                  2.462261           2.299471           2.129657             1.95494           1.772976           1.584785
100-12                         4                -13                -30                 -47                -46                -47
100-16                  2.393582           2.176807           1.950736            1.718202            1.47609           1.225767
100-16                        -3                -25                -48                 -71                -76                -83
100-20                  2.325041           2.054422            1.77227            1.482131           1.180126           0.867967
100-20                       -10                -37                -65                 -94               -106               -118

WAL                        1.891              1.042              0.710               0.534              0.425              0.350
Mod Durn                   1.807              1.011              0.692               0.523              0.416              0.344
Principal
Window             Jun02 - Mar06      Jun02 - Jul04      Jun02 - Nov03       Jun02 - Jun03      Jun02 - Mar03      Jun02 - Feb03

(chart continued)

Price         35 CPR, Call (Y)     40 CPR, Call (Y)   50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)    80 CPR, Call (Y)
99-12                4.828572           5.172263           5.916434             6.7441            7.637847           8.837056 Yield
99-12                     282                316                391                474                 563                683 Spread
99-16                4.393461           4.667578           5.260802             5.9201            6.631445            7.58509 Yield
99-16                     238                266                325                391                 462                558 Spread
99-20                3.959981           4.164946           4.608292           5.100656            5.631448           6.342428 Yield
99-20                     195                216                260                309                 362                433 Spread
99-24                3.528123           3.664356           3.958884           4.285736            4.637805           5.108988 Yield
99-24                     152                166                195                228                 263                310 Spread
99-28                3.097878           3.165796           3.312558           3.475308            3.650468           3.884689 Yield
99-28                     109                116                130                147                 164                188 Spread
100-00               2.669238           2.669257           2.669296            2.66934            2.669387            2.66945 Yield
100-00                     66                 66                 66                 66                  66                 66 Spread
100-04               2.242195           2.174725           2.029078           1.867802            1.694514           1.463192 Yield
100-04                     23                 17                  2                -14                 -31                -55 Spread
100-08                1.81674            1.68219           1.391886           1.070663            0.725799           0.265836 Yield
100-08                    -19                -33                -62                -94                -128               -174 Spread
100-12               1.392865           1.191641             0.7577           0.277892           -0.236805          -0.922697 Yield
100-12                    -62                -82               -125               -173                -225               -293 Spread
100-16               0.970561           0.703067           0.126502          -0.510541           -1.193345          -2.102484 Yield
100-16                   -104               -131               -188               -252                -320               -411 Spread
100-20               0.549821           0.216456          -0.501726          -1.294666           -2.143868          -3.273601 Yield
100-20                   -146               -179               -251               -330                -415               -528 Spread

WAL                     0.297              0.256              0.198              0.158               0.130              0.105
Mod Durn                0.292              0.252              0.195              0.156               0.128              0.103
Principal       Jun02 - Dec02      Jun02 - Nov02      Jun02 - Oct02      Jun02 - Sep02       Jun02 - Aug02      Jun02 - Jul02
Window


LIBOR_1YR                2.63375
CMT_1YR                     2.36

      No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - A3B  [To Reset]

Balance       $220,000,000.00    Delay              24
Coupon        3.926              Dated              5/1/02
Settle        5/30/02            First Payment      6/25/02

Price         5 CPR, Call (Y)    10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)    25 CPR, Call (Y)   30 CPR, Call (Y)
99-12                   4.101092            4.10328           4.116779            4.138997           4.170889           4.214887
99-12                          3                  6                 22                  42                 73                109
99-16                   4.051859           4.053292           4.062136             4.07669           4.097582           4.126405
99-16                         -2                  1                 16                  36                 65                100
99-20                   4.002701           4.003381            4.00758            4.014488           4.024405           4.038087
99-20                         -7                 -4                 11                  30                 58                 91
99-24                   3.953619           3.953548            3.95311            3.952391           3.951357           3.949932
99-24                        -12                 -9                  5                  24                 51                 82
99-28                   3.904612           3.903791           3.898727            3.890397           3.878439            3.86194
99-28                        -17                -14                  0                  18                 44                 73
100-00                  3.855679            3.85411           3.844431            3.828507            3.80565            3.77411
100-00                       -22                -19                 -6                  11                 36                 65
100-04                  3.806822           3.804506            3.79022             3.76672            3.73299           3.686442
100-04                       -26                -24                -11                   5                 29                 56
100-08                  3.758039           3.754977           3.736095            3.705036           3.660457           3.598935
100-08                       -31                -29                -17                  -1                 22                 47
100-12                  3.709331           3.705524           3.682056            3.643455           3.588052            3.51159
100-12                       -36                -34                -22                  -7                 14                 38
100-16                  3.660696           3.656147           3.628102            3.581977           3.515775           3.424404
100-16                       -41                -39                -27                 -13                  7                 30
100-20                  3.612136           3.606845           3.574233              3.5206           3.443624           3.337379
100-20                       -46                -44                -33                 -19                  0                 21

WAL                        2.736              2.693              2.455               2.144              1.813              1.492
Mod Durn                   2.548              2.510              2.297               2.015              1.713              1.420
Principal Window   Feb05 - Feb05      Jul04 - Feb05      Nov03 - Feb05       Jun03 - Feb05      Mar03 - Feb05      Feb03 - Nov04


(chart continued)


Price        35 CPR, Call (Y)     40 CPR, Call (Y)   50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)    80 CPR, Call (Y)
99-12               4.26382           4.316312           4.434162           4.575775            4.755871           4.996237 Yield
99-12                   138                161                179                193                 211                235 Spread
99-16              4.158459           4.192842           4.270023           4.362748            4.480638           4.637925 Yield
99-16                   127                149                163                172                 184                200 Spread
99-20              4.053301            4.06962           4.106247            4.15024            4.206157           4.280736 Yield
99-20                   117                137                146                151                 156                164 Spread
99-24              3.948346           3.946646           3.942831           3.938249            3.932427           3.924665 Yield
99-24                   106                125                130                130                 129                128 Spread
99-28              3.843594            3.82392           3.779775           3.726774            3.659445           3.569707 Yield
99-28                    96                112                114                108                 102                 93 Spread
100-00             3.739042           3.701439           3.617077           3.515813            3.387206           3.215858 Yield
100-00                   85                100                 97                 87                  74                 57 Spread
100-04             3.634692           3.579204           3.454737           3.305364            3.115709           2.863111 Yield
100-04                   75                 88                 81                 66                  47                 22 Spread
100-08             3.530542           3.457214           3.292752           3.095424             2.84495           2.511463 Yield
100-08                   64                 76                 65                 45                  20                -13 Spread
100-12             3.426591           3.335468           3.131122           2.885992            2.574927           2.160908 Yield
100-12                   54                 63                 49                 24                  -7                -48 Spread
100-16             3.322839           3.213965           2.969845           2.677067            2.305636           1.811442 Yield
100-16                   44                 51                 33                  3                 -34                -83 Spread
100-20             3.219285           3.092704            2.80892           2.468645            2.037074            1.46306 Yield
100-20                   33                 39                 17                -17                 -61               -118 Spread

WAL                   1.247              1.060              0.793              0.609               0.470              0.361
Mod Durn              1.193              1.018              0.767              0.591               0.458              0.353
Principal
Window              Dec02 - Jun04      Nov02 - Feb04      Oct02 - Sep03      Sep02 - May03       Aug02 - Feb03      Jul02 - Dec02



LIBOR_1YR                2.63375
CMT_1YR                     2.36

      No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - A3B  [To Call]

Balance       $220,000,000.00    Delay              24
Coupon        3.926              Dated              5/1/02
Settle        5/30/02            First Payment      6/25/02

Price         5 CPR, Call (Y)    10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)    25 CPR, Call (Y)   30 CPR, Call (Y)
99-12                   4.015072           4.048989           4.086243            4.126269           4.169156           4.214887
99-12                       -138                -72                -18                  31                 71                109
99-16                   3.995486           4.017712           4.042122            4.068348           4.096446           4.126405
99-16                       -140                -75                -23                  25                 64                100
99-20                   3.975932           3.986485           3.998075            4.010526           4.023865           4.038087
99-20                       -142                -78                -27                  19                 56                 91
99-24                   3.956409           3.955309           3.954101            3.952804           3.951414           3.949932
99-24                       -144                -82                -31                  13                 49                 82
99-28                   3.936917           3.924183             3.9102             3.89518           3.879091            3.86194
99-28                       -146                -85                -36                   8                 42                 73
100-00                  3.917455           3.893107           3.866371            3.837655           3.806897            3.77411
100-00                      -148                -88                -40                   2                 35                 65
100-04                  3.898025            3.86208           3.822615            3.780228            3.73483           3.686442
100-04                      -150                -91                -45                  -4                 28                 56
100-08                  3.878625           3.831104            3.77893              3.7229           3.662892           3.598935
100-08                      -152                -94                -49                 -10                 20                 47
100-12                  3.859255           3.800177           3.735318            3.665669            3.59108            3.51159
100-12                      -154                -97                -53                 -15                 13                 38
100-16                  3.839917           3.769299           3.691777            3.608535           3.519395           3.424404
100-16                      -156               -100                -58                 -21                  6                 30
100-20                  3.820608           3.738471           3.648308            3.551499           3.447837           3.337379
100-20                      -157               -103                -62                 -27                 -1                 21

WAL                        7.643              4.494              3.095               2.320              1.829              1.492
Mod Durn                   6.408              4.013              2.845               2.168              1.728              1.420
Principal
Window             Mar06 - Jun14      Jul04 - Oct09      Nov03 - Jul07       Jun03 - Apr06      Mar03 - Jun05      Feb03 - Nov04

(chart continued)

Price         35 CPR, Call (Y)     40 CPR, Call (Y)   50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)    80 CPR, Call (Y)
99-12               4.26382           4.316312           4.434162           4.575775            4.755871           4.996237 Yield
99-12                   138                161                179                193                 211                235 Spread
99-16              4.158459           4.192842           4.270023           4.362748            4.480638           4.637925 Yield
99-16                   127                149                163                172                 184                200 Spread
99-20              4.053301            4.06962           4.106247            4.15024            4.206157           4.280736 Yield
99-20                   117                137                146                151                 156                164 Spread
99-24              3.948346           3.946646           3.942831           3.938249            3.932427           3.924665 Yield
99-24                   106                125                130                130                 129                128 Spread
99-28              3.843594            3.82392           3.779775           3.726774            3.659445           3.569707 Yield
99-28                    96                112                114                108                 102                 93 Spread
100-00             3.739042           3.701439           3.617077           3.515813            3.387206           3.215858 Yield
100-00                   85                100                 97                 87                  74                 57 Spread
100-04             3.634692           3.579204           3.454737           3.305364            3.115709           2.863111 Yield
100-04                   75                 88                 81                 66                  47                 22 Spread
100-08             3.530542           3.457214           3.292752           3.095424             2.84495           2.511463 Yield
100-08                   64                 76                 65                 45                  20                -13 Spread
100-12             3.426591           3.335468           3.131122           2.885992            2.574927           2.160908 Yield
100-12                   54                 63                 49                 24                  -7                -48 Spread
100-16             3.322839           3.213965           2.969845           2.677067            2.305636           1.811442 Yield
100-16                   44                 51                 33                  3                 -34                -83 Spread
100-20             3.219285           3.092704            2.80892           2.468645            2.037074            1.46306 Yield
100-20                   33                 39                 17                -17                 -61               -118 Spread

WAL                   1.247              1.060              0.793              0.609               0.470              0.361
Mod Durn              1.193              1.018              0.767              0.591               0.458              0.353
Principal     Dec02 - Jun04      Nov02 - Feb04      Oct02 - Sep03      Sep02 - May03       Aug02 - Feb03      Jul02 - Dec02
Window


LIBOR_1YR                2.63375
CMT_1YR                     2.36


      No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - A3C  [To Reset]

Balance       $222,505,000.00    Delay              24
Coupon        5.672              Dated              5/1/02
Settle        5/30/02            First Payment      6/25/02

Price         5 CPR, Call (Y)    10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)    25 CPR, Call (Y)   30 CPR, Call (Y)
99-12                   5.839487           5.839487           5.839487            5.839487           5.839487            5.83988
99-12                        177                177                177                 177                177                178
99-16                   5.788763           5.788763           5.788763            5.788763           5.788763           5.788956
99-16                        172                172                172                 172                172                173
99-20                   5.738117           5.738117           5.738117            5.738117           5.738117           5.738112
99-20                        167                167                167                 167                167                167
99-24                    5.68755            5.68755            5.68755             5.68755            5.68755           5.687346
99-24                        162                162                162                 162                162                162
99-28                   5.637062           5.637062           5.637062            5.637062           5.637062            5.63666
99-28                        157                157                157                 157                157                157
100-00                  5.586652           5.586652           5.586652            5.586652           5.586652           5.586052
100-00                       152                152                152                 152                152                152
100-04                   5.53632            5.53632            5.53632             5.53632            5.53632           5.535522
100-04                       147                147                147                 147                147                147
100-08                  5.486066           5.486066           5.486066            5.486066           5.486066           5.485071
100-08                       142                142                142                 142                142                142
100-12                   5.43589            5.43589            5.43589             5.43589            5.43589           5.434698
100-12                       137                137                137                 137                137                137
100-16                  5.385791           5.385791           5.385791            5.385791           5.385791           5.384403
100-16                       132                132                132                 132                132                132
100-20                   5.33577            5.33577            5.33577             5.33577            5.33577           5.334186
100-20                       127                127                127                 127                127                127

WAL                        2.736              2.736              2.736               2.736              2.736              2.725
Mod Durn                   2.470              2.470              2.470               2.470              2.470              2.461
Principal
Window             Feb05 - Feb05      Feb05 - Feb05      Feb05 - Feb05       Feb05 - Feb05      Feb05 - Feb05      Nov04 - Feb05

(chart continued)

Price         35 CPR, Call (Y)     40 CPR, Call (Y)   50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)    80 CPR, Call (Y)
99-12                5.842694           5.847582           5.862659           5.889042            5.931798           5.989671 Yield
99-12                     183                191                212                247                 292                330 Spread
99-16                5.790343           5.792752           5.800181           5.813183            5.834253           5.862768 Yield
99-16                     177                185                205                239                 282                317 Spread
99-20                5.738074           5.738009           5.737809           5.737458            5.736889            5.73612 Yield
99-20                     172                180                199                232                 273                305 Spread
99-24                5.685887           5.683354            5.67554           5.661866            5.639706           5.609725 Yield
99-24                     167                174                193                224                 263                292 Spread
99-28                5.633782           5.628785           5.613375           5.586407            5.542703           5.483582 Yield
99-28                     162                169                187                217                 253                279 Spread
100-00               5.581758           5.574303           5.551313           5.511081             5.44588           5.357691 Yield
100-00                    157                163                181                209                 243                267 Spread
100-04               5.529815           5.519907           5.489355           5.435888            5.349235           5.232051 Yield
100-04                    151                158                174                202                 234                254 Spread
100-08               5.477954           5.465597             5.4275           5.360826             5.25277            5.10666 Yield
100-08                    146                153                168                194                 224                242 Spread
100-12               5.426173           5.411373           5.365747           5.285896            5.156482           4.981519 Yield
100-12                    141                147                162                187                 214                229 Spread
100-16               5.374473           5.357235           5.304096           5.211097            5.060371           4.856626 Yield
100-16                    136                142                156                179                 205                217 Spread
100-20               5.322853           5.303182           5.242547           5.136428            4.964437           4.731981 Yield
100-20                    131                136                150                172                 195                204 Spread

WAL                     2.645              2.519              2.196              1.790               1.375              1.047
Mod Durn                2.394              2.286              2.007              1.653               1.286              0.989
Principal
Window              Jun04 - Feb05      Feb04 - Feb05      Sep03 - Feb05      May03 - Nov04       Feb03 - Apr04      Dec02 - Nov03


LIBOR_1YR                2.63375
CMT_1YR                     2.36

      No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - A3C  [To Call]

Balance       $222,505,000.00    Delay              24
Coupon        5.672              Dated              5/1/02
Settle        5/30/02            First Payment      6/25/02

Price          5 CPR, Call (Y)    10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)    25 CPR, Call (Y)   30 CPR, Call (Y)
100-12               4.643992       4.725319           4.826176            4.937216           5.057965           5.165102
100-12                    -99            -91                -72                 -36                  4                 40
100-16               4.633356        4.71146           4.808311            4.914935           5.030812           5.132705
100-16                   -100            -92                -74                 -38                  1                 37
100-20               4.622739       4.697623           4.790475             4.89269           5.003703            5.10036
100-20                   -101            -94                -76                 -40                 -2                 34
100-24               4.612139       4.683809           4.772668             4.87048           4.976636           5.068067
100-24                   -102            -95                -77                 -42                 -4                 31
100-28               4.601558       4.670018            4.75489            4.848306           4.949613           5.035825
100-28                   -103            -97                -79                 -44                 -7                 27
101-00               4.590994       4.656249            4.73714            4.826167           4.922633           5.003635
101-00                   -104            -98                -81                 -47                -10                 24
101-04               4.580449       4.642503           4.719419            4.804064           4.895695           4.971497
101-04                   -106            -99                -83                 -49                -12                 21
101-08               4.569921        4.62878           4.701726            4.781995           4.868801           4.939409
101-08                   -107           -101                -85                 -51                -15                 18
101-12               4.559411       4.615079           4.684062            4.759962           4.841949           4.907373
101-12                   -108           -102                -86                 -53                -18                 14
101-16               4.548918       4.601401           4.666426            4.737964           4.815139           4.875387
101-16                   -109           -103                -88                 -55                -20                 11
101-20               4.538444       4.587745           4.648818               4.716           4.788372           4.843452
101-20                   -110           -105                -90                 -58                -23                  8

WAL                    18.125         12.497              9.005               6.884              5.462              4.465
Mod Durn               11.673          8.956              6.947               5.570              4.570              3.830
Principal
Window          Jun14 - Jun24      Oct09 - Nov18      Jul07 - Jul14       Apr06 - Oct11      Jun05 - Nov09      Nov04 - Jul08

(chart continued)

Price        35 CPR, Call (Y)     40 CPR, Call (Y)   50 CPR, Call (Y)   60 CPR, Call (Y)   70 CPR, Call (Y)    80 CPR, Call (Y)
100-12               5.249057           5.309819           5.366748           5.285896            5.156482           4.981519 Yield
100-12                     73                101                152                187                 214                229 Spread
100-16                5.21101           5.265735           5.309026           5.211097            5.060371           4.856626 Yield
100-16                     69                 97                146                179                 205                217 Spread
100-20               5.173023           5.221724           5.251401           5.136428            4.964437           4.731981 Yield
100-20                     65                 93                141                172                 195                204 Spread
100-24               5.135099           5.177784           5.193872            5.06189             4.86868           4.607582 Yield
100-24                     61                 88                135                164                 186                192 Spread
100-28               5.097235           5.133916            5.13644           4.987482            4.773098           4.483429 Yield
100-28                     58                 84                129                157                 176                179 Spread
101-00               5.059432            5.09012           5.079105           4.913203            4.677691           4.359522 Yield
101-00                     54                 79                123                149                 167                167 Spread
101-04                5.02169           5.046394           5.021865           4.839054            4.582459           4.235858 Yield
101-04                     50                 75                118                142                 157                155 Spread
101-08               4.984008           5.002739           4.964721           4.765033            4.487401           4.112438 Yield
101-08                     46                 71                112                134                 148                142 Spread
101-12               4.946387           4.959155           4.907672            4.69114            4.392516           3.989261 Yield
101-12                     43                 66                106                127                 138                130 Spread
101-16               4.908826           4.915642           4.850719           4.617376            4.297805           3.866325 Yield
101-16                     39                 62                101                120                 129                118 Spread
101-20               4.871324           4.872199            4.79386           4.543739            4.203266           3.743631 Yield
101-20                     35                 58                 95                112                 119                105 Spread

WAL                     3.728              3.167              2.362              1.790               1.375              1.047
Mod Durn                3.262              2.815              2.151              1.660               1.293              0.995
Principal
Window          Jun04 - Jul07      Feb04 - Oct06      Sep03 - Sep05      May03 - Nov04       Feb03 - Apr04      Dec02 - Nov03


LIBOR_1YR                2.63375
CMT_1YR                     2.36

      No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - A2 To Call

Balance      $434,458,000.00  Delay             24
Coupon       5.16             Dated             5/1/02
Settle       5/30/02          First Payment     6/25/02

Price        5 CPR, Call (Y)  10 CPR, Call (Y)  15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y)  30 CPR, Call (Y)
100-12                 4.3366            4.3903            4.4402           4.4816            4.5142            4.5362
100-12                    194               199               204              208               211               213
100-16                 4.3198            4.3667            4.4089           4.4421            4.4656             4.478
100-16                    192               197               201              204               206               208
100-20                  4.303            4.3432            4.3777           4.4026            4.4172            4.4199
100-20                    190               194               198              200               202               202
100-24                 4.2863            4.3197            4.3466           4.3632            4.3688            4.3619
100-24                    189               192               195              196               197               196
100-28                 4.2695            4.2962            4.3155           4.3239            4.3205             4.304
100-28                    187               190               192              193               192               191
101-00                 4.2529            4.2729            4.2846           4.2847            4.2724            4.2463
101-00                    186               188               189              189               187               185
101-04                 4.2362            4.2495            4.2536           4.2456            4.2244            4.1888
101-04                    184               185               186              185               183               179
101-08                 4.2196            4.2263            4.2228           4.2065            4.1765            4.1313
101-08                    182               183               183              181               178               174
101-12                  4.203            4.2031             4.192           4.1676            4.1287             4.074
101-12                    181               181               180              177               173               168
101-16                 4.1865            4.1799            4.1613           4.1288             4.081            4.0169
101-16                    179               178               177              173               169               162
101-20                   4.17            4.1568            4.1307             4.09            4.0334            3.9598
101-20                    177               176               174              170               164               157

WAL                    10.249             6.758             4.821            3.672             2.913             2.383
Principal Window   Jun02 - Jun24    Jun02 - Nov18     Jun02 - Jul14     Jun02 - Oct11    Jun02 - Nov09     Jun02 - Jul08

LIBOR_1YR             2.63375           2.63375           2.63375          2.63375           2.63375           2.63375
CMT_1YR                 2.36



Price        35 CPR, Call (Y)   40 CPR, Call (Y)   50 CPR, Call (Y)  60 CPR, Call (Y) 70 CPR, Call (Y)  80 CPR, Call (Y)
100-12                 4.5474               4.5465             4.507           4.4121            4.2057       3.9054 Yield
100-12                    214                  214               211              201               181          151 Disc Margin
100-16                 4.4787               4.4668            4.4022           4.2766            4.0318         3.68 Yield
100-16                    208                  207               200              188               164          129 Disc Margin
100-20                 4.4103               4.3872            4.2978           4.1415            3.8585       3.4554 Yield
100-20                    201                  199               190              175               147          107 Disc Margin
100-24                 4.3419               4.3079            4.1936           4.0067            3.6856       3.2314 Yield
100-24                    194                  191               180              161               130           85 Disc Margin
100-28                 4.2738               4.2287            4.0896           3.8723            3.5132       3.0081 Yield
100-28                    188                  183               170              148               113           63 Disc Margin
101-00                 4.2058               4.1498             3.986           3.7382            3.3413       2.7855 Yield
101-00                    181                  175               159              135                96           41 Disc Margin
101-04                  4.138                4.071            3.8826           3.6045            3.1699       2.5636 Yield
101-04                    174                  168               149              122                79           19 Disc Margin
101-08                 4.0703               3.9924            3.7794           3.4712             2.999       2.3424 Yield
101-08                    168                  160               139              109                62           -3 Disc Margin
101-12                 4.0028                3.914            3.6766           3.3382            2.8285       2.1218 Yield
101-12                    161                  152               129               96                45          -25 Disc Margin
101-16                 3.9355               3.8358            3.5739           3.2055            2.6586       1.9019 Yield
101-16                    154                  145               119               82                28          -47 Disc Margin
101-20                 3.8683               3.7578            3.4716           3.0733            2.4891       1.6828 Yield
101-20                    148                  137               109               69                12          -68 Disc Margin

WAL                     1.993                1.695             1.268            0.966             0.745       0.570
Principal Window  Jun02 - Jul07        Jun02 - Oct06      Jun02 - Sep05     Jun02 - Nov04    Jun02 - Apr04   Jun02 - Nov03

LIBOR_1YR             2.63375              2.63375           2.63375          2.63375           2.63375           2.63375
CMT_1YR



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0204 - Price/Yield - A3  PT -To Reset

Balance      $571,005,000.00  Delay             24
Coupon       5.32             Dated             5/1/02
Settle       5/30/02          First Payment     6/25/02

Price        5 CPR, Call (Y)  10 CPR, Call (Y)  15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y)  30 CPR, Call (Y)
100-12                 5.0617            5.0388            5.0135           4.9855            4.9543            4.9196
100-12                    265               263               260              257               254               251
100-16                 5.0076            4.9808            4.9513           4.9185             4.882            4.8414
100-16                    260               257               254              251               247               243
100-20                 4.9536             4.923            4.8891           4.8516            4.8098            4.7634
100-20                    254               251               248              244               240               236
100-24                 4.8996            4.8652            4.8271           4.7848            4.7378            4.6855
100-24                    249               246               242              238               233               228
100-28                 4.8458            4.8075            4.7651           4.7182            4.6659            4.6078
100-28                    244               240               236              231               226               220
101-00                 4.7921            4.7499            4.7033           4.6516            4.5941            4.5303
101-00                    238               234               230              225               219               213
101-04                 4.7384            4.6924            4.6416           4.5852            4.5225            4.4529
101-04                    233               229               224              218               212               205
101-08                 4.6848             4.635              4.58            4.519            4.4511            4.3757
101-08                    228               223               218              212               205               198
101-12                 4.6313            4.5777            4.5185           4.4528            4.3798            4.2986
101-12                    223               217               212              205               198               190
101-16                 4.5779            4.5205            4.4571           4.3868            4.3086            4.2217
101-16                    217               212               206              199               191               182
101-20                 4.5246            4.4634            4.3958           4.3209            4.2375            4.1449
101-20                    212               206               200              192               184               175

WAL                     2.512             2.338             2.172            2.013             1.860             1.716
Principal Window Jun02 - Feb05    Jun02 - Feb05     Jun02 - Feb05     Jun02 - Feb05    Jun02 - Feb05     Jun02 - Feb05

LIBOR_1YR             2.63375
CMT_1YR                  2.36



Price        35 CPR, Call (Y) 40 CPR, Call (Y)   50 CPR, Call (Y)  60 CPR, Call (Y) 70 CPR, Call (Y)  80 CPR, Call (Y)
100-12                 4.8809             4.8375            4.7327           4.5805            4.3536            4.0487 Yield
100-12                    247                243               233              218               195               165 Disc Margin
100-16                 4.7962             4.7454            4.6229           4.4449            4.1797            3.8232 Yield
100-16                    239                234               222              204               178               143 Disc Margin
100-20                 4.7116             4.6535            4.5134           4.3097            4.0062            3.5984 Yield
100-20                    231                225               211              191               161               121 Disc Margin
100-24                 4.6272             4.5619            4.4041           4.1749            3.8333            3.3743 Yield
100-24                    222                216               200              178               144                99 Disc Margin
100-28                 4.5431             4.4704            4.2951           4.0404            3.6608            3.1509 Yield
100-28                    214                207               190              165               127                77 Disc Margin
101-00                  4.459             4.3791            4.1864           3.9063            3.4888            2.9282 Yield
101-00                    206                198               179              151               110                55 Disc Margin
101-04                 4.3752             4.2881             4.078           3.7726            3.3173            2.7062 Yield
101-04                    198                189               168              138                93                33 Disc Margin
101-08                 4.2916             4.1973            3.9698           3.6392            3.1463            2.4849 Yield
101-08                    189                180               158              125                77                11 Disc Margin
101-12                 4.2081             4.1066            3.8619           3.5061            2.9758            2.2642 Yield
101-12                    181                171               147              112                60               -11 Disc Margin
101-16                 4.1248             4.0162            3.7542           3.3734            2.8058            2.0443 Yield
101-16                    173                162               137               99                43               -32 Disc Margin
101-20                 4.0417             3.9259            3.6468           3.2411            2.6362             1.825 Yield
101-20                    165                153               126               86                26               -54 Disc Margin

WAL                     1.578              1.448             1.206            0.968             0.746             0.571
Principal Window  Jun02 - Feb05     Jun02 - Feb05      Jun02 - Feb05     Jun02 - Nov04    Jun02 - Apr04     Jun02 - Nov03

LIBOR_1YR
CMT_1YR



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0204 - Price/Yield - A3  -To Call

Balance      $571,005,000.00  Delay             24
Coupon       5.32             Dated             5/1/02
Settle       5/30/02          First Payment     6/25/02


Price        5 CPR, Call (Y)  10 CPR, Call (Y)  15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y)  30 CPR, Call (Y)
100-12                  4.428            4.5071            4.5801           4.6404            4.6882            4.7217
100-12                    203               211               218              224               228               232
100-16                 4.4112            4.4835            4.5488           4.6008            4.6395            4.6634
100-16                    201               208               215              220               224               226
100-20                 4.3945              4.46            4.5176           4.5613             4.591            4.6053
100-20                    199               206               212              216               219               220
100-24                 4.3778            4.4366            4.4865           4.5219            4.5426            4.5472
100-24                    198               204               209              212               214               214
100-28                 4.3612            4.4132            4.4554           4.4826            4.4944            4.4894
100-28                    196               201               205              208               209               209
101-00                 4.3446            4.3898            4.4244           4.4433            4.4462            4.4316
101-00                    195               199               202              204               205               203
101-04                  4.328            4.3665            4.3935           4.4042            4.3982            4.3741
101-04                    193               197               199              200               200               197
101-08                 4.3115            4.3432            4.3626           4.3651            4.3502            4.3166
101-08                    191               194               196              197               195               192
101-12                 4.2949              4.32            4.3318           4.3262            4.3024            4.2593
101-12                    190               192               193              193               190               186
101-16                 4.2785            4.2969            4.3011           4.2873            4.2547            4.2021
101-16                    188               190               190              189               186               181
101-20                  4.262            4.2738            4.2705           4.2485            4.2071             4.145
101-20                    186               188               187              185               181               175

WAL                    10.433             6.836             4.861            3.697             2.929             2.394
Principal Window  Jun02 - Jun24    Jun02 - Nov18     Jun02 - Jul14     Jun02 - Oct11    Jun02 - Nov09     Jun02 - Jul08

LIBOR_1YR             2.63375           2.63375           2.63375          2.63375           2.63375           2.63375
CMT_1YR                 2.36



Price        35 CPR, Call (Y) 40 CPR, Call (Y)   50 CPR, Call (Y)  60 CPR, Call (Y) 70 CPR, Call (Y)  80 CPR, Call (Y)
100-12                 4.7408             4.7445            4.7056           4.5805            4.3536            4.0487 Yield
100-12                    233                234               230              218               195               165 Disc Margin
100-16                 4.6722             4.6647            4.6008           4.4449            4.1797            3.8232 Yield
100-16                    227                226               220              204               178               143 Disc Margin
100-20                 4.6037             4.5852            4.4964           4.3097            4.0062            3.5984 Yield
100-20                    220                218               209              191               161               121 Disc Margin
100-24                 4.5353             4.5058            4.3921           4.1749            3.8333            3.3743 Yield
100-24                    213                210               199              178               144                99 Disc Margin
100-28                 4.4671             4.4266            4.2882           4.0404            3.6608            3.1509 Yield
100-28                    207                203               189              165               127                77 Disc Margin
101-00                 4.3991             4.3476            4.1845           3.9063            3.4888            2.9282 Yield
101-00                    200                195               179              151               110                55 Disc Margin
101-04                 4.3313             4.2688            4.0811           3.7726            3.3173            2.7062 Yield
101-04                    193                187               169              138                93                33 Disc Margin
101-08                 4.2636             4.1903            3.9779           3.6392            3.1463            2.4849 Yield
101-08                    187                179               159              125                77                11 Disc Margin
101-12                 4.1961             4.1118             3.875           3.5061            2.9758            2.2642 Yield
101-12                    180                172               148              112                60               -11 Disc Margin
101-16                 4.1287             4.0336            3.7724           3.3734            2.8058            2.0443 Yield
101-16                    173                164               138               99                43               -32 Disc Margin
101-20                 4.0616             3.9556              3.67           3.2411            2.6362             1.825 Yield
101-20                    167                156               128               86                26               -54 Disc Margin

WAL                     2.000              1.700             1.270            0.968             0.746             0.571
Principal Window Jun02 - Jul07    Jun02 - Oct06      Jun02 - Sep05     Jun02 - Nov04    Jun02 - Apr04     Jun02 - Nov03

LIBOR_1YR             2.63375            2.63375           2.63375          2.63375           2.63375           2.63375
CMT_1YR



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - A2A

Balance      $124,500,000.00  Delay            0
Coupon       2.627            Dated            5/30/02
Settle       5/30/02          First Payment    6/25/02

Price        5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
99-12                  3.0154           3.2562            3.5391           3.8322           4.1372            4.4515
99-12                     -35               59               120              166              206               244
99-16                  2.9403           3.1326            3.3586           3.5927           3.8362             4.087
99-16                     -42               47               102              142              176               208
99-20                  2.8654           3.0094            3.1787           3.3539           3.5361            3.7238
99-20                     -50               34                84              118              146               171
99-24                  2.7906           2.8865            2.9991           3.1157            3.237            3.3618
99-24                     -57               22                66               94              116               135
99-28                  2.7159           2.7638            2.8201           2.8783           2.9388             3.001
99-28                     -65               10                48               70               86                99
100-00                 2.6414           2.6415            2.6415           2.6415           2.6415            2.6415
100-00                    -72               -2                30               46               56                63
100-04                 2.5671           2.5194            2.4633           2.4054           2.3451            2.2832
100-04                    -79              -15                13               23               27                27
100-08                 2.4929           2.3975            2.2856           2.1699           2.0497            1.9261
100-08                    -87              -27                -5               -1               -3                -8
100-12                 2.4188            2.276            2.1084           1.9351           1.7552            1.5703
100-12                    -94              -39               -23              -24              -32               -44
100-16                 2.3449           2.1547            1.9316            1.701           1.4616            1.2156
100-16                   -102              -51               -41              -48              -62               -79
100-20                 2.2711           2.0338            1.7552           1.4675           1.1689            0.8621
100-20                   -109              -63               -58              -71              -91              -115

WAL                     1.750            1.054             0.718            0.540            0.429             0.355
Principal Window Jun02 - Feb05    Jun02 - Jul04    Jun02 - Nov03     Jun02 - Jun03    Jun02 - Apr03    Jun02 - Feb03

LIBOR_1YR                2.67             2.67              2.67             2.67             2.67              2.67
CMT_1YR                  2.27



Price        35 CPR, Call (Y) 40 CPR, Call (Y)   50 CPR, Call (Y) 60 CPR, Call (Y)  70 CPR, Call (Y) 80 CPR, Call (Y)
99-12                  4.7787            5.1194            5.851            6.6694           7.5637           8.7764 Yield
99-12                     279               313              386               468              557              679 Spread
99-16                  4.3481            4.6198            5.203             5.855           6.5668           7.5312 Yield
99-16                     236               263              321               386              458              554 Spread
99-20                  3.9191            4.1222           4.5581             5.045           5.5762           6.2952 Yield
99-20                     193               213              257               305              359              431 Spread
99-24                  3.4916            3.6267           3.9162            4.2395           4.5918           5.0684 Yield
99-24                     150               164              193               225              260              308 Spread
99-28                  3.0658            3.1331           3.2774            3.4384           3.6137           3.8506 Yield
99-28                     108               114              129               145              162              186 Spread
100-00                 2.6415            2.6415           2.6416            2.6416           2.6417           2.6417 Yield
100-00                     65                65               65                65               65               65 Spread
100-04                 2.2188             2.152           2.0088            1.8492           1.6758           1.4418 Yield
100-04                     23                16                2               -14              -31              -55 Spread
100-08                 1.7977            1.6643           1.3789            1.0612            0.716           0.2507 Yield
100-08                    -19               -33              -61               -93             -127             -174 Spread
100-12                 1.3781            1.1787            0.752            0.2774          -0.2379          -0.9317 Yield
100-12                    -61               -81             -124              -171             -223             -292 Spread
100-16                 0.9601            0.6949            0.128           -0.5021          -1.1857          -2.1054 Yield
100-16                   -103              -130             -186              -249             -318             -410 Spread
100-20                 0.5436            0.2131          -0.4931           -1.2774          -2.1276          -3.2705 Yield
100-20                   -145              -178             -248              -327             -412             -526 Spread

WAL                     0.300             0.259            0.200             0.160            0.131            0.105
Principal Window  Jun02 - Dec02    Jun02 - Nov02      Jun02 - Oct02    Jun02 - Sep02     Jun02 - Aug02    Jun02 - Jul02

LIBOR_1YR                2.67              2.67             2.67              2.67             2.67             2.67
CMT_1YR



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0204 - Price/Yield - A2B

Balance      $209,100,000.00  Delay            0
Coupon       3.684            Dated            5/30/02
Settle       5/30/02          First Payment    6/25/02

Price        5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
99-12                  3.9576            3.961            3.9839           4.0219           4.0768            4.1525
99-12                      35               35                37               41               65               104
99-16                  3.9084           3.9111            3.9295           3.9598           4.0036            4.0642
99-16                      30               30                32               35               57                96
99-20                  3.8593           3.8613            3.8751           3.8978           3.9306             3.976
99-20                      25               25                26               29               50                87
99-24                  3.8102           3.8116            3.8208           3.8359           3.8578             3.888
99-24                      20               20                21               22               43                78
99-28                  3.7613            3.762            3.7665           3.7741            3.785            3.8001
99-28                      15               15                15               16               36                69
100-00                 3.7124           3.7124            3.7124           3.7124           3.7124            3.7124
100-00                     10               10                10               10               28                60
100-04                 3.6636           3.6629            3.6584           3.6508           3.6399            3.6249
100-04                      5                5                 5                4               21                52
100-08                 3.6149           3.6135            3.6044           3.5893           3.5676            3.5375
100-08                      0                0                -1               -2               14                43
100-12                 3.5662           3.5642            3.5505           3.5279           3.4954            3.4503
100-12                     -5               -5                -6               -8                7                34
100-16                 3.5177           3.5149            3.4968           3.4667           3.4233            3.3633
100-16                     -9              -10               -12              -15               -1                26
100-20                 3.4691           3.4657             3.443           3.4055           3.3513            3.2764
100-20                    -14              -15               -17              -21               -8                17

WAL                     2.736            2.696             2.461            2.151            1.818             1.496
Principal Window  Feb05 - Feb05    Jul04 - Feb05    Nov03 - Feb05     Jun03 - Feb05    Apr03 - Feb05    Feb03 - Nov04

LIBOR_1YR                2.67             2.67              2.67             2.67             2.67              2.67
CMT_1YR                  2.27




Price        35 CPR, Call (Y)40 CPR, Call (Y)   50 CPR, Call (Y) 60 CPR, Call (Y)  70 CPR, Call (Y) 80 CPR, Call (Y)
99-12                  4.2365            4.3267           4.5296            4.7734           5.0832           5.4965 Yield
99-12                     137               165              212               253              297              348 Spread
99-16                  4.1313            4.2034           4.3655            4.5602           4.8076           5.1374 Yield
99-16                     127               153              196               232              269              312 Spread
99-20                  4.0263            4.0803           4.2017            4.3475           4.5327           4.7795 Yield
99-20                     116               141              179               211              242              276 Spread
99-24                  3.9215            3.9574           4.0383            4.1353           4.2586           4.4228 Yield
99-24                     106               128              163               190              214              241 Spread
99-28                  3.8169            3.8348           3.8752            3.9236           3.9852           4.0671 Yield
99-28                      95               116              146               168              187              205 Spread
100-00                 3.7124            3.7125           3.7125            3.7125           3.7125           3.7126 Yield
100-00                     85               104              130               147              160              170 Spread
100-04                 3.6082            3.5903           3.5501            3.5019           3.4406           3.3591 Yield
100-04                     75                92              114               126              133              134 Spread
100-08                 3.5042            3.4685           3.3881            3.2917           3.1695           3.0068 Yield
100-08                     64                79               98               105              105               99 Spread
100-12                 3.4004            3.3468           3.2265            3.0821           2.8991           2.6556 Yield
100-12                     54                67               82                84               78               64 Spread
100-16                 3.2968            3.2255           3.0652             2.873           2.6294           2.3054 Yield
100-16                     43                55               65                63               51               29 Spread
100-20                 3.1934            3.1043           2.9042            2.6644           2.3604           1.9563 Yield
100-20                     33                43               49                42               25               -6 Spread

WAL                     1.250             1.063            0.795             0.610            0.471            0.362
Principal Window   Dec02 - Jun04   Nov02 - Feb04      Oct02 - Sep03    Sep02 - May03     Aug02 - Feb03    Jul02 - Dec02

LIBOR_1YR                2.67              2.67             2.67              2.67             2.67             2.67
CMT_1YR



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204 - Price/Yield - A2C

Balance      $213,412,000.00  Delay            24
Coupon       5.618            Dated            5/1/02
Settle       5/30/02          First Payment    6/25/02

Price        5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
100-12                 5.3823           5.3823            5.3823           5.3823           5.3823            5.3811
100-12                    136              136               136              136              136               137
100-16                 5.3323           5.3323            5.3323           5.3323           5.3323            5.3309
100-16                    131              131               131              131              131               132
100-20                 5.2823           5.2823            5.2823           5.2823           5.2823            5.2807
100-20                    126              126               126              126              126               127
100-24                 5.2324           5.2324            5.2324           5.2324           5.2324            5.2306
100-24                    121              121               121              121              121               122
100-28                 5.1826           5.1826            5.1826           5.1826           5.1826            5.1806
100-28                    116              116               116              116              116               117
101-00                 5.1328           5.1328            5.1328           5.1328           5.1328            5.1306
101-00                    111              111               111              111              111               112
101-04                 5.0832           5.0832            5.0832           5.0832           5.0832            5.0808
101-04                    106              106               106              106              106               107
101-08                 5.0336           5.0336            5.0336           5.0336           5.0336             5.031
101-08                    101              101               101              101              101               102
101-12                 4.9841           4.9841            4.9841           4.9841           4.9841            4.9812
101-12                     96               96                96               96               96                97
101-16                 4.9346           4.9346            4.9346           4.9346           4.9346            4.9316
101-16                     91               91                91               91               91                92
101-20                 4.8853           4.8853            4.8853           4.8853           4.8853             4.882
101-20                     87               87                87               87               87                87

WAL                     2.736            2.736             2.736            2.736            2.736             2.724
Principal Window Feb05 - Feb05    Feb05 - Feb05    Feb05 - Feb05     Feb05 - Feb05    Feb05 - Feb05    Nov04 - Feb05

LIBOR_1YR                2.67             2.67              2.67             2.67             2.67              2.67
CMT_1YR                  2.27




Price        35 CPR, Call (Y) 40 CPR, Call (Y)   50 CPR, Call (Y) 60 CPR, Call (Y)  70 CPR, Call (Y) 80 CPR, Call (Y)
100-12                 5.3726             5.3578           5.3124            5.2329            5.104           4.9298 Yield
100-12                    141                147              162               186              211              224 Spread
100-16                 5.3209             5.3037           5.2507            5.1581           5.0079           4.8049 Yield
100-16                    136                142              156               178              202              212 Spread
100-20                 5.2693             5.2497           5.1892            5.0834            4.912           4.6803 Yield
100-20                    131                136              150               171              192              199 Spread
100-24                 5.2178             5.1957           5.1278            5.0089           4.8162           4.5559 Yield
100-24                    125                131              144               163              183              187 Spread
100-28                 5.1664             5.1419           5.0665            4.9345           4.7206           4.4317 Yield
100-28                    120                126              138               156              173              175 Spread
101-00                  5.115             5.0881           5.0052            4.8602           4.6252           4.3078 Yield
101-00                    115                120              132               149              164              162 Spread
101-04                 5.0638             5.0344           4.9441            4.7861             4.53           4.1841 Yield
101-04                    110                115              126               141              154              150 Spread
101-08                 5.0126             4.9808           4.8831            4.7121           4.4349           4.0607 Yield
101-08                    105                109              119               134              145              138 Spread
101-12                 4.9615             4.9273           4.8222            4.6382           4.3401           3.9375 Yield
101-12                    100                104              113               126              135              125 Spread
101-16                 4.9104             4.8739           4.7613            4.5644           4.2453           3.8146 Yield
101-16                     95                 99              107               119              126              113 Spread
101-20                 4.8595             4.8205           4.7006            4.4908           4.1508           3.6919 Yield
101-20                     90                 93              101               112              116              101 Spread

WAL                     2.645              2.518            2.195             1.789            1.374            1.046
Principal Window Jun04 - Feb05      Feb04 - Feb05      Sep03 - Feb05    May03 - Nov04     Feb03 - Apr04    Dec02 - Nov03

LIBOR_1YR                2.67               2.67             2.67              2.67             2.67             2.67
CMT_1YR



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - A2A

Balance      $124,500,000.00  Delay            0
Coupon       2.627            Dated            5/30/02
Settle       5/30/02          First Payment    6/25/02

Price        5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
99-12                  3.0154           3.2562            3.5391           3.8322           4.1372            4.4515
99-12                     -35               59               120              166              206               244
99-16                  2.9403           3.1326            3.3586           3.5927           3.8362             4.087
99-16                     -42               47               102              142              176               208
99-20                  2.8654           3.0094            3.1787           3.3539           3.5361            3.7238
99-20                     -50               34                84              118              146               171
99-24                  2.7906           2.8865            2.9991           3.1157            3.237            3.3618
99-24                     -57               22                66               94              116               135
99-28                  2.7159           2.7638            2.8201           2.8783           2.9388             3.001
99-28                     -65               10                48               70               86                99
100-00                 2.6414           2.6415            2.6415           2.6415           2.6415            2.6415
100-00                    -72               -2                30               46               56                63
100-04                 2.5671           2.5194            2.4633           2.4054           2.3451            2.2832
100-04                    -79              -15                13               23               27                27
100-08                 2.4929           2.3975            2.2856           2.1699           2.0497            1.9261
100-08                    -87              -27                -5               -1               -3                -8
100-12                 2.4188            2.276            2.1084           1.9351           1.7552            1.5703
100-12                    -94              -39               -23              -24              -32               -44
100-16                 2.3449           2.1547            1.9316            1.701           1.4616            1.2156
100-16                   -102              -51               -41              -48              -62               -79
100-20                 2.2711           2.0338            1.7552           1.4675           1.1689            0.8621
100-20                   -109              -63               -58              -71              -91              -115

WAL                     1.750            1.054             0.718            0.540            0.429             0.355
Principal Window  Jun02 - Feb05    Jun02 - Jul04    Jun02 - Nov03     Jun02 - Jun03    Jun02 - Apr03    Jun02 - Feb03

LIBOR_1YR                2.67             2.67              2.67             2.67             2.67              2.67
CMT_1YR                  2.27


(Contd)

Price        35 CPR, Call (Y)40 CPR, Call (Y)   50 CPR, Call (Y) 60 CPR, Call (Y)  70 CPR, Call (Y) 80 CPR, Call (Y)
99-12                  4.7787            5.1194            5.851            6.6694           7.5637           8.7764 Yield
99-12                     279               313              386               468              557              679 Spread
99-16                  4.3481            4.6198            5.203             5.855           6.5668           7.5312 Yield
99-16                     236               263              321               386              458              554 Spread
99-20                  3.9191            4.1222           4.5581             5.045           5.5762           6.2952 Yield
99-20                     193               213              257               305              359              431 Spread
99-24                  3.4916            3.6267           3.9162            4.2395           4.5918           5.0684 Yield
99-24                     150               164              193               225              260              308 Spread
99-28                  3.0658            3.1331           3.2774            3.4384           3.6137           3.8506 Yield
99-28                     108               114              129               145              162              186 Spread
100-00                 2.6415            2.6415           2.6416            2.6416           2.6417           2.6417 Yield
100-00                     65                65               65                65               65               65 Spread
100-04                 2.2188             2.152           2.0088            1.8492           1.6758           1.4418 Yield
100-04                     23                16                2               -14              -31              -55 Spread
100-08                 1.7977            1.6643           1.3789            1.0612            0.716           0.2507 Yield
100-08                    -19               -33              -61               -93             -127             -174 Spread
100-12                 1.3781            1.1787            0.752            0.2774          -0.2379          -0.9317 Yield
100-12                    -61               -81             -124              -171             -223             -292 Spread
100-16                 0.9601            0.6949            0.128           -0.5021          -1.1857          -2.1054 Yield
100-16                   -103              -130             -186              -249             -318             -410 Spread
100-20                 0.5436            0.2131          -0.4931           -1.2774          -2.1276          -3.2705 Yield
100-20                   -145              -178             -248              -327             -412             -526 Spread

WAL                     0.300             0.259            0.200             0.160            0.131            0.105
Principal Window  Jun02 - Dec02   Jun02 - Nov02      Jun02 - Oct02    Jun02 - Sep02     Jun02 - Aug02    Jun02 - Jul02

LIBOR_1YR                2.67              2.67             2.67              2.67             2.67             2.67
CMT_1YR



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0204 - Price/Yield - A2B

Balance      $209,100,000.00  Delay            0
Coupon       3.684            Dated            5/30/02
Settle       5/30/02          First Payment    6/25/02

Price        5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
99-12                  3.9576            3.961            3.9839           4.0219           4.0768            4.1525
99-12                      35               35                37               41               65               104
99-16                  3.9084           3.9111            3.9295           3.9598           4.0036            4.0642
99-16                      30               30                32               35               57                96
99-20                  3.8593           3.8613            3.8751           3.8978           3.9306             3.976
99-20                      25               25                26               29               50                87
99-24                  3.8102           3.8116            3.8208           3.8359           3.8578             3.888
99-24                      20               20                21               22               43                78
99-28                  3.7613            3.762            3.7665           3.7741            3.785            3.8001
99-28                      15               15                15               16               36                69
100-00                 3.7124           3.7124            3.7124           3.7124           3.7124            3.7124
100-00                     10               10                10               10               28                60
100-04                 3.6636           3.6629            3.6584           3.6508           3.6399            3.6249
100-04                      5                5                 5                4               21                52
100-08                 3.6149           3.6135            3.6044           3.5893           3.5676            3.5375
100-08                      0                0                -1               -2               14                43
100-12                 3.5662           3.5642            3.5505           3.5279           3.4954            3.4503
100-12                     -5               -5                -6               -8                7                34
100-16                 3.5177           3.5149            3.4968           3.4667           3.4233            3.3633
100-16                     -9              -10               -12              -15               -1                26
100-20                 3.4691           3.4657             3.443           3.4055           3.3513            3.2764
100-20                    -14              -15               -17              -21               -8                17

WAL                     2.736            2.696             2.461            2.151            1.818             1.496
Principal Window  Feb05 - Feb05    Jul04 - Feb05    Nov03 - Feb05     Jun03 - Feb05    Apr03 - Feb05    Feb03 - Nov04

LIBOR_1YR                2.67             2.67              2.67             2.67             2.67              2.67
CMT_1YR                  2.27


(Cont'd)

Price        35 CPR, Call (Y)40 CPR, Call (Y)   50 CPR, Call (Y) 60 CPR, Call (Y)  70 CPR, Call (Y) 80 CPR, Call (Y)
99-12                  4.2365            4.3267           4.5296            4.7734           5.0832           5.4965 Yield
99-12                     137               165              212               253              297              348 Spread
99-16                  4.1313            4.2034           4.3655            4.5602           4.8076           5.1374 Yield
99-16                     127               153              196               232              269              312 Spread
99-20                  4.0263            4.0803           4.2017            4.3475           4.5327           4.7795 Yield
99-20                     116               141              179               211              242              276 Spread
99-24                  3.9215            3.9574           4.0383            4.1353           4.2586           4.4228 Yield
99-24                     106               128              163               190              214              241 Spread
99-28                  3.8169            3.8348           3.8752            3.9236           3.9852           4.0671 Yield
99-28                      95               116              146               168              187              205 Spread
100-00                 3.7124            3.7125           3.7125            3.7125           3.7125           3.7126 Yield
100-00                     85               104              130               147              160              170 Spread
100-04                 3.6082            3.5903           3.5501            3.5019           3.4406           3.3591 Yield
100-04                     75                92              114               126              133              134 Spread
100-08                 3.5042            3.4685           3.3881            3.2917           3.1695           3.0068 Yield
100-08                     64                79               98               105              105               99 Spread
100-12                 3.4004            3.3468           3.2265            3.0821           2.8991           2.6556 Yield
100-12                     54                67               82                84               78               64 Spread
100-16                 3.2968            3.2255           3.0652             2.873           2.6294           2.3054 Yield
100-16                     43                55               65                63               51               29 Spread
100-20                 3.1934            3.1043           2.9042            2.6644           2.3604           1.9563 Yield
100-20                     33                43               49                42               25               -6 Spread

WAL                     1.250             1.063            0.795             0.610            0.471            0.362
Principal Window  Dec02 - Jun04   Nov02 - Feb04      Oct02 - Sep03    Sep02 - May03     Aug02 - Feb03    Jul02 - Dec02

LIBOR_1YR                2.67              2.67             2.67              2.67             2.67             2.67
CMT_1YR



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0204 - Price/Yield - A2C

Balance      $213,412,000.00  Delay            24
Coupon       5.618            Dated            5/1/02
Settle       5/30/02          First Payment    6/25/02

Price        5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
100-12                 5.3823           5.3823            5.3823           5.3823           5.3823            5.3811
100-12                    136              136               136              136              136               137
100-16                 5.3323           5.3323            5.3323           5.3323           5.3323            5.3309
100-16                    131              131               131              131              131               132
100-20                 5.2823           5.2823            5.2823           5.2823           5.2823            5.2807
100-20                    126              126               126              126              126               127
100-24                 5.2324           5.2324            5.2324           5.2324           5.2324            5.2306
100-24                    121              121               121              121              121               122
100-28                 5.1826           5.1826            5.1826           5.1826           5.1826            5.1806
100-28                    116              116               116              116              116               117
101-00                 5.1328           5.1328            5.1328           5.1328           5.1328            5.1306
101-00                    111              111               111              111              111               112
101-04                 5.0832           5.0832            5.0832           5.0832           5.0832            5.0808
101-04                    106              106               106              106              106               107
101-08                 5.0336           5.0336            5.0336           5.0336           5.0336             5.031
101-08                    101              101               101              101              101               102
101-12                 4.9841           4.9841            4.9841           4.9841           4.9841            4.9812
101-12                     96               96                96               96               96                97
101-16                 4.9346           4.9346            4.9346           4.9346           4.9346            4.9316
101-16                     91               91                91               91               91                92
101-20                 4.8853           4.8853            4.8853           4.8853           4.8853             4.882
101-20                     87               87                87               87               87                87

WAL                     2.736            2.736             2.736            2.736            2.736             2.724
Principal Window  Feb05 - Feb05    Feb05 - Feb05    Feb05 - Feb05     Feb05 - Feb05    Feb05 - Feb05    Nov04 - Feb05

LIBOR_1YR                2.67             2.67              2.67             2.67             2.67              2.67
CMT_1YR                  2.27



(Cont'd)

Price        35 CPR, Call (Y)  40 CPR, Call (Y)   50 CPR, Call (Y) 60 CPR, Call (Y)  70 CPR, Call (Y) 80 CPR, Call (Y)
100-12                 5.3726              5.3578           5.3124            5.2329            5.104           4.9298 Yield
100-12                    141                 147              162               186              211              224 Spread
100-16                 5.3209              5.3037           5.2507            5.1581           5.0079           4.8049 Yield
100-16                    136                 142              156               178              202              212 Spread
100-20                 5.2693              5.2497           5.1892            5.0834            4.912           4.6803 Yield
100-20                    131                 136              150               171              192              199 Spread
100-24                 5.2178              5.1957           5.1278            5.0089           4.8162           4.5559 Yield
100-24                    125                 131              144               163              183              187 Spread
100-28                 5.1664              5.1419           5.0665            4.9345           4.7206           4.4317 Yield
100-28                    120                 126              138               156              173              175 Spread
101-00                  5.115              5.0881           5.0052            4.8602           4.6252           4.3078 Yield
101-00                    115                 120              132               149              164              162 Spread
101-04                 5.0638              5.0344           4.9441            4.7861             4.53           4.1841 Yield
101-04                    110                 115              126               141              154              150 Spread
101-08                 5.0126              4.9808           4.8831            4.7121           4.4349           4.0607 Yield
101-08                    105                 109              119               134              145              138 Spread
101-12                 4.9615              4.9273           4.8222            4.6382           4.3401           3.9375 Yield
101-12                    100                 104              113               126              135              125 Spread
101-16                 4.9104              4.8739           4.7613            4.5644           4.2453           3.8146 Yield
101-16                     95                  99              107               119              126              113 Spread
101-20                 4.8595              4.8205           4.7006            4.4908           4.1508           3.6919 Yield
101-20                     90                  93              101               112              116              101 Spread

WAL                     2.645               2.518            2.195             1.789            1.374            1.046
Principal Window  Jun04 - Feb05     Feb04 - Feb05      Sep03 - Feb05    May03 - Nov04     Feb03 - Apr04    Dec02 - Nov03

LIBOR_1YR                2.67                2.67             2.67              2.67             2.67             2.67
CMT_1YR


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204 - Price/Yield - A1A

Balance      $163,000,000.00  Delay            0
Coupon       3.122            Dated            5/30/02
Settle       5/30/02          First Payment    6/25/02

Price        5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
99-12                  3.2912           3.3881            3.4927           3.6042           3.7226            3.8484
99-12                     -32              -22                -1               57               98               131
99-16                  3.2614           3.3387            3.4224           3.5114            3.606            3.7065
99-16                     -35              -27                -9               48               87               117
99-20                  3.2315           3.2895            3.3521           3.4189           3.4897             3.565
99-20                     -38              -32               -16               38               75               103
99-24                  3.2018           3.2404            3.2821           3.3265           3.3737            3.4238
99-24                     -41              -37               -23               29               64                89
99-28                   3.172           3.1913            3.2122           3.2344           3.2579            3.2829
99-28                     -44              -42               -30               20               52                75
100-00                 3.1424           3.1424            3.1424           3.1424           3.1424            3.1424
100-00                    -47              -47               -37               11               40                61
100-04                 3.1128           3.0936            3.0728           3.0507           3.0272            3.0023
100-04                    -50              -52               -43                1               29                47
100-08                 3.0832           3.0448            3.0033           2.9591           2.9122            2.8624
100-08                    -53              -57               -50               -8               17                33
100-12                 3.0538           2.9962             2.934           2.8678           2.7975             2.723
100-12                    -56              -62               -57              -17                6                19
100-16                 3.0243           2.9477            2.8648           2.7767           2.6831            2.5838
100-16                    -59              -66               -64              -26               -6                 5
100-20                  2.995           2.8992            2.7958           2.6857            2.569             2.445
100-20                    -62              -71               -71              -35              -17                -9

WAL                     4.723            2.752             1.896            1.424            1.126             0.922
Principal
Window          Jun02 - Jul12    Jun02 - Jul08    Jun02 - Aug06     Jun02 - Aug05    Jun02 - Dec04    Jun02 - Jun04

LIBOR_1YR                2.67             2.67              2.67             2.67             2.67              2.67
CMT_1YR                  2.27



(Contd)

Price        35 CPR, Call (Y) 40 CPR, Call (Y)   50 CPR, Call (Y) 60 CPR, Call (Y)  70 CPR, Call (Y) 80 CPR, Call (Y)
99-12                  3.9822             4.1251           4.4438            4.8207           5.2853            5.903 Yield
99-12                     159                184              231               278              330              391 Spread
99-16                  3.8134             3.9275            4.182            4.4828           4.8535           5.3461 Yield
99-16                     143                164              205               245              286              336 Spread
99-20                   3.645             3.7304           3.9209             4.146           4.4233           4.7916 Yield
99-20                     126                145              178               211              243              280 Spread
99-24                  3.4771             3.5339           3.6607            3.8104           3.9948           4.2395 Yield
99-24                     109                125              152               177              200              225 Spread
99-28                  3.3095             3.3379           3.4012            3.4759           3.5678           3.6899 Yield
99-28                      92                105              126               144              158              170 Spread
100-00                 3.1424             3.1424           3.1425            3.1425           3.1425           3.1426 Yield
100-00                     75                 86              101               111              115              115 Spread
100-04                 2.9758             2.9475           2.8845            2.8102           2.7188           2.5977 Yield
100-04                     59                 66               75                77               73               61 Spread
100-08                 2.8095             2.7531           2.6274            2.4791           2.2967           2.0551 Yield
100-08                     42                 47               49                44               31                7 Spread
100-12                 2.6437             2.5592            2.371             2.149           1.8762           1.5149 Yield
100-12                     26                 28               23                11              -11              -48 Spread
100-16                 2.4783             2.3659           2.1154              1.82           1.4572            0.977 Yield
100-16                      9                  8               -2               -22              -53             -101 Spread
100-20                 2.3134              2.173           1.8605            1.4922           1.0399           0.4415 Yield
100-20                     -7                -11              -28               -54              -95             -155 Spread

WAL                     0.773              0.659            0.496             0.384            0.301            0.233
Principal
Window          Jun02 - Feb04       Jun02 - Nov03      Jun02 - Jun03    Jun02 - Mar03     Jun02 - Jan03    Jun02 - Nov02

LIBOR_1YR                2.67               2.67             2.67              2.67             2.67             2.67
CMT_1YR


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204 - Price/Yield - A1B

T
Balance      $136,586,000.00  Delay            24
Coupon       4.827            Dated            5/1/02
Settle       5/30/02          First Payment    6/25/02

Price        5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
99-12                   4.431           4.4748            4.5281           4.5872            4.652            4.7204
99-12                    -120             -116               -95              -62              -28                 9
99-16                  4.4201           4.4604            4.5093           4.5636           4.6232            4.6859
99-16                    -122             -118               -97              -64              -30                 5
99-20                  4.4092           4.4459            4.4905           4.5401           4.5944            4.6514
99-20                    -123             -119               -99              -66              -33                 2
99-24                  4.3983           4.4315            4.4718           4.5166           4.5657             4.617
99-24                    -124             -120              -101              -69              -36                -2
99-28                  4.3875           4.4171            4.4531           4.4931            4.537            4.5827
99-28                    -125             -122              -102              -71              -39                -5
100-00                 4.3766           4.4028            4.4345           4.4697           4.5084            4.5485
100-00                   -126             -123              -104              -73              -42                -8
100-04                 4.3658           4.3884            4.4159           4.4464           4.4798            4.5142
100-04                   -127             -125              -106              -76              -45               -12
100-08                  4.355           4.3741            4.3973            4.423           4.4513            4.4801
100-08                   -128             -126              -108              -78              -48               -15
100-12                 4.3442           4.3598            4.3787           4.3997           4.4228             4.446
100-12                   -129             -128              -110              -80              -51               -19
100-16                 4.3335           4.3455            4.3602           4.3765           4.3943            4.4119
100-16                   -130             -129              -112              -83              -53               -22
100-20                 4.3227           4.3313            4.3417           4.3533           4.3659             4.378
100-20                   -131             -130              -114              -85              -56               -26

WAL                    16.955           11.583             8.344            6.365            5.052             4.133
Principal
Window          Jul12 - Sep24    Jul08 - Dec18    Aug06 - Aug14     Aug05 - Oct11    Dec04 - Nov09    Jun04 - Jul08

LIBOR_1YR                2.67             2.67              2.67             2.67             2.67              2.67
CMT_1YR                  2.27



Price        35 CPR, Call (Y)  40 CPR, Call (Y)   50 CPR, Call (Y) 60 CPR, Call (Y)  70 CPR, Call (Y) 80 CPR, Call (Y)
99-12                  4.7854              4.8459           4.9557            5.0593           5.1275           5.2038 Yield
99-12                      42                  70              127               180              223              256 Spread
99-16                  4.7448              4.7987           4.8936            4.9786           5.0236           5.0683 Yield
99-16                      38                  66              121               172              212              243 Spread
99-20                  4.7043              4.7516           4.8316            4.8981           4.9198           4.9331 Yield
99-20                      34                  61              115               164              202              229 Spread
99-24                  4.6638              4.7046           4.7698            4.8178           4.8163           4.7982 Yield
99-24                      30                  56              108               156              192              216 Spread
99-28                  4.6233              4.6576            4.708            4.7376           4.7129           4.6636 Yield
99-28                      26                  52              102               148              181              202 Spread
100-00                  4.583              4.6107           4.6464            4.6575           4.6098           4.5292 Yield
100-00                     22                  47               96               140              171              189 Spread
100-04                 4.5427              4.5639           4.5849            4.5776           4.5068           4.3952 Yield
100-04                     18                  42               90               132              161              175 Spread
100-08                 4.5025              4.5172           4.5235            4.4978            4.404           4.2614 Yield
100-08                     14                  38               84               124              150              162 Spread
100-12                 4.4623              4.4706           4.4621            4.4182           4.3015           4.1279 Yield
100-12                     10                  33               78               116              140              149 Spread
100-16                 4.4222               4.424           4.4009            4.3387           4.1991           3.9946 Yield
100-16                      6                  28               71               108              130              135 Spread
100-20                 4.3822              4.3775           4.3398            4.2594            4.097           3.8616 Yield
100-20                      2                  24               65               100              120              122 Spread

WAL                     3.452               2.935            2.190             1.662            1.277            0.972
Principal
Window          Feb04 - Jul07       Nov03 - Oct06      Jun03 - Sep05    Mar03 - Nov04     Jan03 - Apr04    Nov02 - Nov03

LIBOR_1YR                2.67                2.67             2.67              2.67             2.67             2.67
CMT_1YR



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0204 - Price/Yield - A2A

Balance      $124,500,000.00  Delay            0
Coupon       2.627            Dated            5/30/02
Settle       5/30/02          First Payment    6/25/02

Price        5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
99-12                  2.9854           3.2562            3.5391           3.8322           4.1372            4.4515
99-12                     -54               59               120              166              206               244
99-16                  2.9163           3.1326            3.3586           3.5927           3.8362             4.087
99-16                     -61               47               102              142              176               208
99-20                  2.8474           3.0094            3.1787           3.3539           3.5361            3.7238
99-20                     -68               34                84              118              146               171
99-24                  2.7786           2.8865            2.9991           3.1157            3.237            3.3618
99-24                     -74               22                66               94              116               135
99-28                  2.7099           2.7638            2.8201           2.8783           2.9388             3.001
99-28                     -81               10                48               70               86                99
100-00                 2.6414           2.6415            2.6415           2.6415           2.6415            2.6415
100-00                    -88               -2                30               46               56                63
100-04                 2.5731           2.5194            2.4633           2.4054           2.3451            2.2832
100-04                    -95              -15                13               23               27                27
100-08                 2.5048           2.3975            2.2856           2.1699           2.0497            1.9261
100-08                   -102              -27                -5               -1               -3                -8
100-12                 2.4367            2.276            2.1084           1.9351           1.7552            1.5703
100-12                   -109              -39               -23              -24              -32               -44
100-16                 2.3688           2.1547            1.9316            1.701           1.4616            1.2156
100-16                   -115              -51               -41              -48              -62               -79
100-20                  2.301           2.0338            1.7552           1.4675           1.1689            0.8621
100-20                   -122              -63               -58              -71              -91              -115

WAL                     1.911            1.054             0.718            0.540            0.429             0.355
Principal
Window          Jun02 - Mar06    Jun02 - Jul04     Jun02 - Nov03    Jun02 - Jun03    Jun02 - Apr03    Jun02 - Feb03

LIBOR_1YR                2.67             2.67              2.67             2.67             2.67              2.67
CMT_1YR                  2.27



(Cont'd)

Price        35 CPR, Call (Y)  40 CPR, Call (Y)   50 CPR, Call (Y) 60 CPR, Call (Y)  70 CPR, Call (Y) 80 CPR, Call (Y)
99-12                  4.7787              5.1194            5.851            6.6694           7.5637           8.7764 Yield
99-12                     279                 313              386               468              557              679 Spread
99-16                  4.3481              4.6198            5.203             5.855           6.5668           7.5312 Yield
99-16                     236                 263              321               386              458              554 Spread
99-20                  3.9191              4.1222           4.5581             5.045           5.5762           6.2952 Yield
99-20                     193                 213              257               305              359              431 Spread
99-24                  3.4916              3.6267           3.9162            4.2395           4.5918           5.0684 Yield
99-24                     150                 164              193               225              260              308 Spread
99-28                  3.0658              3.1331           3.2774            3.4384           3.6137           3.8506 Yield
99-28                     108                 114              129               145              162              186 Spread
100-00                 2.6415              2.6415           2.6416            2.6416           2.6417           2.6417 Yield
100-00                     65                  65               65                65               65               65 Spread
100-04                 2.2188               2.152           2.0088            1.8492           1.6758           1.4418 Yield
100-04                     23                  16                2               -14              -31              -55 Spread
100-08                 1.7977              1.6643           1.3789            1.0612            0.716           0.2507 Yield
100-08                    -19                 -33              -61               -93             -127             -174 Spread
100-12                 1.3781              1.1787            0.752            0.2774          -0.2379          -0.9317 Yield
100-12                    -61                 -81             -124              -171             -223             -292 Spread
100-16                 0.9601              0.6949            0.128           -0.5021          -1.1857          -2.1054 Yield
100-16                   -103                -130             -186              -249             -318             -410 Spread
100-20                 0.5436              0.2131          -0.4931           -1.2774          -2.1276          -3.2705 Yield
100-20                   -145                -178             -248              -327             -412             -526 Spread

WAL                     0.300               0.259            0.200             0.160            0.131            0.105
Principal
Window          Jun02 - Dec02       Jun02 - Nov02      Jun02 - Oct02    Jun02 - Sep02     Jun02 - Aug02    Jun02 - Jul02
                                             2.67             2.67              2.67             2.67             2.67
LIBOR_1YR                2.67
CMT_1YR


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204 - Price/Yield - A2B

Balance      $209,100,000.00  Delay            0
Coupon       3.684            Dated            5/30/02
Settle       5/30/02          First Payment    6/25/02

Price        5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
99-12                  3.8093           3.8675            3.9314           4.0002           4.0738            4.1525
99-12                      20               26                32               39               63               104
99-16                  3.7898           3.8364            3.8875           3.9424           4.0013            4.0642
99-16                      18               22                28               33               56                96
99-20                  3.7704           3.8053            3.8436           3.8848           3.9289             3.976
99-20                      16               19                23               27               48                87
99-24                  3.7511           3.7743            3.7998           3.8272           3.8566             3.888
99-24                      14               16                19               22               41                78
99-28                  3.7317           3.7433            3.7561           3.7698           3.7845            3.8001
99-28                      12               13                14               16               34                69
100-00                 3.7124           3.7124            3.7124           3.7124           3.7124            3.7124
100-00                     10               10                10               10               27                60
100-04                 3.6931           3.6815            3.6688           3.6552           3.6405            3.6249
100-04                      8                7                 6                4               19                52
100-08                 3.6739           3.6507            3.6253            3.598           3.5688            3.5375
100-08                      6                4                 1               -1               12                43
100-12                 3.6546             3.62            3.5819            3.541           3.4971            3.4503
100-12                      4                1                -3               -7                5                34
100-16                 3.6354           3.5892            3.5385            3.484           3.4256            3.3633
100-16                      2               -2                -7              -13               -2                26
100-20                 3.6163           3.5586            3.4952           3.4271           3.3542            3.2764
100-20                      0               -5               -12              -18               -9                17

WAL                     7.644            4.502             3.102            2.326            1.834             1.496
Principal
Window          Mar06 - Jun14    Jul04 - Sep09    Nov03 - Jul07     Jun03 - Apr06    Apr03 - Jun05    Feb03 - Nov04

LIBOR_1YR                2.67             2.67              2.67             2.67             2.67              2.67
CMT_1YR                  2.27


(Contd)

Price        35 CPR, Call (Y) 40 CPR, Call (Y)   50 CPR, Call (Y) 60 CPR, Call (Y)  70 CPR, Call (Y) 80 CPR, Call (Y)
99-12                  4.2365             4.3267           4.5296            4.7734           5.0832           5.4965 Yield
99-12                     137                165              212               253              297              348 Spread
99-16                  4.1313             4.2034           4.3655            4.5602           4.8076           5.1374 Yield
99-16                     127                153              196               232              269              312 Spread
99-20                  4.0263             4.0803           4.2017            4.3475           4.5327           4.7795 Yield
99-20                     116                141              179               211              242              276 Spread
99-24                  3.9215             3.9574           4.0383            4.1353           4.2586           4.4228 Yield
99-24                     106                128              163               190              214              241 Spread
99-28                  3.8169             3.8348           3.8752            3.9236           3.9852           4.0671 Yield
99-28                      95                116              146               168              187              205 Spread
100-00                 3.7124             3.7125           3.7125            3.7125           3.7125           3.7126 Yield
100-00                     85                104              130               147              160              170 Spread
100-04                 3.6082             3.5903           3.5501            3.5019           3.4406           3.3591 Yield
100-04                     75                 92              114               126              133              134 Spread
100-08                 3.5042             3.4685           3.3881            3.2917           3.1695           3.0068 Yield
100-08                     64                 79               98               105              105               99 Spread
100-12                 3.4004             3.3468           3.2265            3.0821           2.8991           2.6556 Yield
100-12                     54                 67               82                84               78               64 Spread
100-16                 3.2968             3.2255           3.0652             2.873           2.6294           2.3054 Yield
100-16                     43                 55               65                63               51               29 Spread
100-20                 3.1934             3.1043           2.9042            2.6644           2.3604           1.9563 Yield
100-20                     33                 43               49                42               25               -6 Spread

WAL                     1.250              1.063            0.795             0.610            0.471            0.362
Principal
Window           Dec02 - Jun04     Nov02 - Feb04      Oct02 - Sep03    Sep02 - May03    Aug02 - Feb03    Jul02 - Dec02

LIBOR_1YR                2.67               2.67             2.67              2.67             2.67             2.67
CMT_1YR



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0204 - Price/Yield - A2C

Balance      $213,412,000.00  Delay            24
Coupon       5.618            Dated            5/1/02
Settle       5/30/02          First Payment    6/25/02

Price        5 CPR, Call (Y)  10 CPR, Call (Y) 15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
100-12                 4.5607           4.6457            4.7504           4.8668           4.9925            5.1036
100-12                   -107              -99               -80              -42               -3                36
100-16                 4.5501           4.6319            4.7326           4.8446           4.9654            5.0712
100-16                   -109             -100               -82              -45               -5                33
100-20                 4.5396           4.6181            4.7148           4.8224           4.9383            5.0389
100-20                   -110             -102               -83              -47               -8                30
100-24                  4.529           4.6044            4.6971           4.8002           4.9113            5.0066
100-24                   -111             -103               -85              -49              -11                27
100-28                 4.5185           4.5906            4.6794           4.7781           4.8843            4.9744
100-28                   -112             -104               -87              -51              -13                23
101-00                  4.508           4.5769            4.6617           4.7559           4.8573            4.9423
101-00                   -113             -106               -89              -54              -16                20
101-04                 4.4976           4.5632             4.644           4.7339           4.8304            4.9101
101-04                   -114             -107               -90              -56              -19                17
101-08                 4.4871           4.5495            4.6264           4.7118           4.8035            4.8781
101-08                   -115             -109               -92              -58              -22                14
101-12                 4.4767           4.5359            4.6088           4.6898           4.7767            4.8461
101-12                   -116             -110               -94              -60              -24                11
101-16                 4.4662           4.5223            4.5912           4.6679           4.7499            4.8141
101-16                   -117             -111               -96              -62              -27                 7
101-20                 4.4558           4.5087            4.5737           4.6459           4.7232            4.7822
101-20                   -118             -113               -97              -65              -30                 4

WAL                    18.153           12.498             9.015            6.878            5.458             4.462
Principal
Window          Jun14 - Sep24    Sep09 - Dec18    Jul07 - Aug14     Apr06 - Oct11    Jun05 - Nov09    Nov04 - Jul08

LIBOR_1YR                2.67             2.67              2.67             2.67             2.67              2.67
CMT_1YR                  2.27


(Contd)

Price        35 CPR, Call (Y)40 CPR, Call (Y)   50 CPR, Call (Y) 60 CPR, Call (Y)  70 CPR, Call (Y) 80 CPR, Call (Y)
100-12                 5.1907             5.254           5.3144            5.2329            5.104           4.9298 Yield
100-12                     71               101              152               186              211              224 Spread
100-16                 5.1527              5.21           5.2567            5.1581           5.0079           4.8049 Yield
100-16                     68                96              147               178              202              212 Spread
100-20                 5.1148             5.166           5.1991            5.0834            4.912           4.6803 Yield
100-20                     64                92              141               171              192              199 Spread
100-24                 5.0769             5.122           5.1416            5.0089           4.8162           4.5559 Yield
100-24                     60                87              135               163              183              187 Spread
100-28                  5.039            5.0782           5.0842            4.9345           4.7206           4.4317 Yield
100-28                     56                83              129               156              173              175 Spread
101-00                 5.0012            5.0344           5.0269            4.8602           4.6252           4.3078 Yield
101-00                     52                79              124               149              164              162 Spread
101-04                 4.9635            4.9907           4.9696            4.7861             4.53           4.1841 Yield
101-04                     49                74              118               141              154              150 Spread
101-08                 4.9259            4.9471           4.9125            4.7121           4.4349           4.0607 Yield
101-08                     45                70              112               134              145              138 Spread
101-12                 4.8883            4.9035           4.8555            4.6382           4.3401           3.9375 Yield
101-12                     41                65              107               126              135              125 Spread
101-16                 4.8507              4.86           4.7985            4.5644           4.2453           3.8146 Yield
101-16                     37                61              101               119              126              113 Spread
101-20                 4.8132            4.8166           4.7417            4.4908           4.1508           3.6919 Yield
101-20                     34                57               95               112              116              101 Spread

WAL                     3.725             3.165            2.360             1.789            1.374            1.046
Principal
Window          Jun04 - Jul07     Feb04 - Oct06     Sep03 - Sep05    May03 - Nov04     Feb03 - Apr04    Dec02 - Nov03

LIBOR_1YR                2.67              2.67             2.67              2.67             2.67             2.67
CMT_1YR


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204 - Price/Yield - A1

Balance      $299,586,000.00    Delay              24
Coupon       5.08               Dated              5/1/02
Settle       5/30/02            First Payment      6/25/02

Price        5 CPR, Call (Y)    10 CPR, Call (Y)   15 CPR, Call (Y)  20 CPR, Call (Y)   25 CPR, Call (Y)  30 CPR, Call (Y)
100-12                    4.777             4.7551            4.7311             4.7047            4.6754             4.6428
100-12                      156                159               166                173               179                185
100-16                   4.7148             4.6892             4.661               4.63            4.5956             4.5574
100-16                      150                153               159                165               171                176
100-20                   4.6527             4.6233             4.591             4.5554            4.5159             4.4721
100-20                      144                146               152                158               163                167
100-24                   4.5907             4.5575            4.5211             4.4809            4.4364              4.387
100-24                      138                140               145                150               155                159
100-28                   4.5288             4.4919            4.4513             4.4066            4.3571             4.3021
100-28                      132                133               138                143               147                150
101-00                    4.467             4.4264            4.3817             4.3325            4.2779             4.2174
101-00                      126                127               131                135               139                142
101-04                   4.4053              4.361            4.3122             4.2584            4.1989             4.1328
101-04                      119                120               124                128               131                134
101-08                   4.3438             4.2956            4.2428             4.1845              4.12             4.0484
101-08                      113                113               117                121               123                125
101-12                   4.2823             4.2305            4.1735             4.1108            4.0413             3.9641
101-12                      107                107               110                113               115                117
101-16                   4.2209             4.1654            4.1044             4.0372            3.9627             3.8801
101-16                      101                100               103                106               108                108
101-20                   4.1596             4.1004            4.0354             3.9637            3.8843             3.7962
101-20                       95                 94                96                 98               100                100

WAL                       2.155              2.028             1.904              1.784             1.667              1.554
Principal
Window            Jun02 - Sep04      Jun02 - Sep04      Jun02 - Sep04     Jun02 - Sep04      Jun02 - Sep04     Jun02 - Sep04

(chart continued)

Price        35 CPR, Call (Y)    40 CPR, Call (Y)   50 CPR, Call (Y)  60 CPR, Call (Y)   70 CPR, Call (Y)   80 CPR, Call (Y)
100-12                    4.6067             4.5662             4.469             4.3416             4.1325            3.8345 Yield
100-12                       190                194               200                203                200               187 Spread
100-16                     4.515             4.4675            4.3535             4.2041             3.9588            3.6093 Yield
100-16                       180                184               188                189                183               164 Spread
100-20                    4.4234              4.369            4.2382              4.067             3.7856            3.3848 Yield
100-20                       171                174               177                175                166               142 Spread
100-24                    4.3321             4.2708            4.1233             3.9302             3.6129             3.161 Yield
100-24                       162                164               165                162                149               119 Spread
100-28                     4.241             4.1727            4.0086             3.7937             3.4407            2.9379 Yield
100-28                       153                155               154                148                131                97 Spread
101-00                    4.1501             4.0749            3.8942             3.6577              3.269            2.7155 Yield
101-00                       144                145               143                134                114                75 Spread
101-04                    4.0594             3.9773              3.78             3.5219             3.0977            2.4938 Yield
101-04                       135                135               131                121                 97                53 Spread
101-08                    3.9688             3.8799            3.6662             3.3866              2.927            2.2727 Yield
101-08                       126                125               120                107                 80                31 Spread
101-12                    3.8785             3.7827            3.5526             3.2516             2.7567            2.0523 Yield
101-12                       117                116               108                 94                 63                 9 Spread
101-16                    3.7883             3.6857            3.4393              3.117             2.5869            1.8327 Yield
101-16                       108                106                97                 80                 46               -13 Spread
101-20                    3.6983              3.589            3.3263             2.9827             2.4176            1.6136 Yield
101-20                        99                 96                86                 67                 29               -35 Spread

WAL                        1.444              1.339             1.138              0.950              0.746             0.570
Principal
Window             Jun02 - Sep04       Jun02 - Sep04      Jun02 - Sep04     Jun02 - Sep04      Jun02 - Apr04      Jun02 - Nov03


LIBOR_1YR                  2.67
CMT_1YR                    2.27

      No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - A2

Balance      $547,012,000.00    Delay              24
Coupon       5.18               Dated              5/1/02
Settle       5/30/02            First Payment      6/25/02

Price        5 CPR, Call (Y)    10 CPR, Call (Y)   15 CPR, Call (Y)  20 CPR, Call (Y)   25 CPR, Call (Y)  30 CPR, Call (Y)
100-12                   4.9234             4.9008            4.8759             4.8483            4.8175             4.7833
100-12                      157                162               166                169               178                186
100-16                   4.8694              4.843            4.8138             4.7814            4.7453             4.7053
100-16                      151                156               160                163               171                178
100-20                   4.8155             4.7852            4.7518             4.7146            4.6733             4.6274
100-20                      146                150               153                156               163                170
100-24                   4.7617             4.7276            4.6899              4.648            4.6014             4.5497
100-24                      141                144               147                149               156                162
100-28                    4.708               4.67            4.6281             4.5815            4.5297             4.4721
100-28                      135                138               141                143               149                155
101-00                   4.6544             4.6126            4.5664             4.5151            4.4581             4.3947
101-00                      130                133               135                136               142                147
101-04                   4.6008             4.5552            4.5048             4.4488            4.3866             4.3175
101-04                      125                127               129                129               135                139
101-08                   4.5474             4.4979            4.4433             4.3827            4.3153             4.2404
101-08                      119                121               122                123               128                132
101-12                    4.494             4.4408            4.3819             4.3167            4.2441             4.1635
101-12                      114                116               116                116               120                124
101-16                   4.4407             4.3837            4.3207             4.2508            4.1731             4.0867
101-16                      109                110               110                110               113                116
101-20                   4.3875             4.3267            4.2595              4.185            4.1022             4.0101
101-20                      103                104               104                103               106                108

WAL                       2.512              2.338             2.172              2.012             1.860              1.715
Principal Window  Jun02 - Feb05      Jun02 - Feb05      Jun02 - Feb05     Jun02 - Feb05      Jun02 - Feb05     Jun02 - Feb05

(Chart continued)

Price        35 CPR, Call (Y)    40 CPR, Call (Y)   50 CPR, Call (Y)  60 CPR, Call (Y)   70 CPR, Call (Y)   80 CPR, Call (Y)
100-12                    4.7452             4.7023             4.599             4.4488              4.225            3.9241 Yield
100-12                       193                199               208                212                210               196 Spread
100-16                    4.6606             4.6104            4.4894             4.3135             4.0513            3.6988 Yield
100-16                       184                190               197                198                192               173 Spread
100-20                    4.5762             4.5187              4.38             4.1785              3.878            3.4743 Yield
100-20                       176                181               186                185                175               151 Spread
100-24                     4.492             4.4272             4.271             4.0438             3.7053            3.2504 Yield
100-24                       168                171               175                171                158               128 Spread
100-28                    4.4079             4.3359            4.1621             3.9096              3.533            3.0273 Yield
100-28                       159                162               164                158                140               106 Spread
101-00                    4.3241             4.2448            4.0536             3.7756             3.3612            2.8048 Yield
101-00                       151                153               153                145                123                84 Spread
101-04                    4.2404              4.154            3.9453             3.6421               3.19             2.583 Yield
101-04                       142                144               142                131                106                62 Spread
101-08                    4.1569             4.0633            3.8373             3.5089             3.0192            2.3619 Yield
101-08                       134                135               131                118                 89                39 Spread
101-12                    4.0736             3.9728            3.7296              3.376             2.8488            2.1415 Yield
101-12                       126                126               121                105                 72                17 Spread
101-16                    3.9905             3.8825            3.6221             3.2436              2.679            1.9217 Yield
101-16                       117                117               110                 91                 55                -5 Spread
101-20                    3.9075             3.7925            3.5149             3.1114             2.5097            1.7026 Yield
101-20                       109                108                99                 78                 38               -26 Spread

WAL                        1.578              1.448             1.206              0.968              0.746             0.571
Principal Window   Jun02 - Feb05       Jun02 - Feb05      Jun02 - Feb05     Jun02 - Nov04      Jun02 - Apr04      Jun02 - Nov03


LIBOR_1YR                  2.67
CMT_1YR                    2.27

      No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - A1

Balance      $299,586,000.00    Delay              24
Coupon       5.08               Dated              5/1/02
Settle       5/30/02            First Payment      6/25/02

Price        5 CPR, Call (Y)    10 CPR, Call (Y)   15 CPR, Call (Y)  20 CPR, Call (Y)   25 CPR, Call (Y)  30 CPR, Call (Y)
100-12                   4.2472             4.3023            4.3535             4.3966            4.4306              4.454
100-12                      -81                -30                 7                 58                91                115
100-16                   4.2305             4.2789            4.3224             4.3572            4.3822             4.3959
100-16                      -83                -32                 4                 54                87                109
100-20                   4.2139             4.2555            4.2914             4.3179            4.3338             4.3379
100-20                      -84                -34                 1                 50                82                103
100-24                   4.1973             4.2321            4.2604             4.2786            4.2856             4.2801
100-24                      -86                -37                -2                 46                77                 98
100-28                   4.1807             4.2089            4.2295             4.2395            4.2375             4.2224
100-28                      -88                -39                -5                 42                72                 92
101-00                   4.1642             4.1856            4.1987             4.2004            4.1895             4.1648
101-00                      -89                -41                -9                 38                67                 86
101-04                   4.1477             4.1625             4.168             4.1614            4.1417             4.1074
101-04                      -91                -44               -12                 34                63                 80
101-08                   4.1312             4.1393            4.1373             4.1226            4.0939             4.0501
101-08                      -93                -46               -15                 30                58                 75
101-12                   4.1148             4.1163            4.1067             4.0838            4.0462              3.993
101-12                      -94                -48               -18                 26                53                 69
101-16                   4.0984             4.0932            4.0761             4.0451            3.9987              3.936
101-16                      -96                -51               -21                 22                48                 63
101-20                    4.082             4.0703            4.0457             4.0064            3.9513             3.8791
101-20                      -98                -53               -24                 19                43                 57

WAL                      10.300              6.778             4.835              3.677             2.916              2.386
Principal Window  Jun02 - Sep24      Jun02 - Dec18      Jun02 - Aug14     Jun02 - Oct11      Jun02 - Nov09     Jun02 - Jul08

(chart continued)


Price        35 CPR, Call (Y)    40 CPR, Call (Y)   50 CPR, Call (Y)  60 CPR, Call (Y)   70 CPR, Call (Y)   80 CPR, Call (Y)
100-12                    4.4664             4.4668            4.4295             4.3371             4.1325            3.8345 Yield
100-12                       132                156               186                201                200               187 Spread
100-16                    4.3979             4.3872             4.325             4.2017             3.9588            3.6093 Yield
100-16                       125                148               175                187                183               164 Spread
100-20                    4.3296             4.3078            4.2207             4.0667             3.7856            3.3848 Yield
100-20                       118                140               165                174                166               142 Spread
100-24                    4.2614             4.2286            4.1166             3.9321             3.6129             3.161 Yield
100-24                       112                132               154                160                149               119 Spread
100-28                    4.1934             4.1496            4.0129             3.7979             3.4407            2.9379 Yield
100-28                       105                124               144                147                131                97 Spread
101-00                    4.1256             4.0708            3.9094              3.664              3.269            2.7155 Yield
101-00                        98                116               134                133                114                75 Spread
101-04                    4.0579             3.9922            3.8061             3.5304             3.0977            2.4938 Yield
101-04                        91                108               123                120                 97                53 Spread
101-08                    3.9904             3.9138            3.7032             3.3973              2.927            2.2727 Yield
101-08                        84                100               113                107                 80                31 Spread
101-12                    3.9231             3.8356            3.6005             3.2644             2.7567            2.0523 Yield
101-12                        78                 93               103                 93                 63                 9 Spread
101-16                    3.8559             3.7575             3.498              3.132             2.5869            1.8327 Yield
101-16                        71                 85                93                 80                 46               -13 Spread
101-20                    3.7889             3.6797            3.3958             2.9998             2.4176            1.6136 Yield
101-20                        64                 77                82                 67                 29               -35 Spread

WAL                        1.994              1.696             1.268              0.967              0.746             0.570
Principal Window   Jun02 - Jul07       Jun02 - Oct06      Jun02 - Sep05     Jun02 - Nov04      Jun02 - Apr04      Jun02 - Nov03


LIBOR_1YR                  2.67
CMT_1YR                    2.27

     No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - A21

Balance      $547,012,000.00    Delay              24
Coupon       5.18               Dated              5/1/02
Settle       5/30/02            First Payment      6/25/02

Price        5 CPR, Call (Y)    10 CPR, Call (Y)   15 CPR, Call (Y)  20 CPR, Call (Y)   25 CPR, Call (Y)  30 CPR, Call (Y)
100-12                   4.3207             4.3955            4.4641             4.5212            4.5657             4.5964
100-12                      -74                -21                17                 69               104                129
100-16                    4.304             4.3721             4.433             4.4818            4.5172             4.5383
100-16                      -76                -24                14                 65               100                123
100-20                   4.2874             4.3487             4.402             4.4424            4.4689             4.4803
100-20                      -77                -26                11                 61                95                117
100-24                   4.2709             4.3254             4.371             4.4031            4.4207             4.4225
100-24                      -79                -28                 7                 58                90                112
100-28                   4.2544             4.3021            4.3401              4.364            4.3725             4.3648
100-28                      -81                -30                 4                 54                85                106
101-00                   4.2379             4.2789            4.3093             4.3249            4.3245             4.3072
101-00                      -82                -33                 1                 50                80                100
101-04                   4.2214             4.2558            4.2786             4.2859            4.2766             4.2498
101-04                      -84                -35                -2                 46                76                 94
101-08                    4.205             4.2326            4.2479              4.247            4.2289             4.1925
101-08                      -86                -37                -5                 42                71                 89
101-12                   4.1886             4.2096            4.2173             4.2082            4.1812             4.1353
101-12                      -87                -40                -8                 38                66                 83
101-16                   4.1723             4.1866            4.1867             4.1695            4.1336             4.0783
101-16                      -89                -42               -11                 34                61                 77
101-20                    4.156             4.1636            4.1562             4.1308            4.0862             4.0214
101-20                      -90                -44               -14                 30                56                 71

WAL                      10.439              6.837             4.866              3.695             2.928              2.393
Principal Window  Jun02 - Sep24      Jun02 - Dec18      Jun02 - Aug14     Jun02 - Oct11      Jun02 - Nov09     Jun02 - Jul08

(chart continued)

Price     35 CPR, Call (Y)    40 CPR, Call (Y)   50 CPR, Call (Y)  60 CPR, Call (Y)   70 CPR, Call (Y)   80 CPR, Call (Y)
100-12             4.6132              4.615            4.5738             4.4488              4.225            3.9241 Yield
100-12                146                170               200                212                210               196 Spread
100-16             4.5447             4.5354            4.4692             4.3135             4.0513            3.6988 Yield
100-16                139                162               190                198                192               173 Spread
100-20             4.4764              4.456            4.3649             4.1785              3.878            3.4743 Yield
100-20                133                154               179                185                175               151 Spread
100-24             4.4082             4.3768            4.2609             4.0438             3.7053            3.2504 Yield
100-24                126                146               169                171                158               128 Spread
100-28             4.3402             4.2978            4.1571             3.9096              3.533            3.0273 Yield
100-28                119                138               158                158                140               106 Spread
101-00             4.2724              4.219            4.0536             3.7756             3.3612            2.8048 Yield
101-00                112                131               148                145                123                84 Spread
101-04             4.2047             4.1404            3.9504             3.6421               3.19             2.583 Yield
101-04                105                123               138                131                106                62 Spread
101-08             4.1372              4.062            3.8474             3.5089             3.0192            2.3619 Yield
101-08                 99                115               127                118                 89                39 Spread
101-12             4.0698             3.9838            3.7447              3.376             2.8488            2.1415 Yield
101-12                 92                107               117                105                 72                17 Spread
101-16             4.0026             3.9057            3.6423             3.2436              2.679            1.9217 Yield
101-16                 85                 99               107                 91                 55                -5 Spread
101-20             3.9356             3.8279            3.5401             3.1114             2.5097            1.7026 Yield
101-20                 79                 91                97                 78                 38               -26 Spread

WAL                 2.000              1.700             1.270              0.968              0.746             0.571
Principal Window  Jun02 - Jul07       Jun02 - Oct06      Jun02 - Sep05     Jun02 - Nov04      Jun02 - Apr04      Jun02 - Nov03


LIBOR_1YR                  2.67
CMT_1YR                    2.27

     No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204                      $ 870,539,127.38
Total Collat

B1                   5 CPR, Call (Y)          10 CPR, Call (Y)       15 CPR, Call (Y)
Cdr                                     0.27%                  0.46%                 0.68%
 Net Loss                     $ 12,113,570.48        $ 13,510,945.19       $ 14,206,861.63
                                       1.392%                 1.552%                1.632%


B2                   5 CPR, Call (Y)          10 CPR, Call (Y)       15 CPR, Call (Y)
Cdr                                     .155%                   .26%                 .382%
 Net Loss                      $ 7,016,669.20         $ 7,730,776.37        $ 8,091,238.01
                                       0.806%                 0.888%                0.929%


B3                   5 CPR, Call (Y)          10 CPR, Call (Y)       15 CPR, Call (Y)
Cdr                                     0.10%                  0.17%                0.250%
 Net Loss                      $ 4,548,288.52         $ 5,083,446.14        $ 5,328,808.56
                                       0.522%                 0.584%                0.612%


CDR scenarios:       50% Severity; No lag; Advances incl


(Contd)

B1                  20 CPR, Call (Y)          25 CPR, Call (Y)      30 CPR, Call (Y)
Cdr                                     0.92%                1.165%                 1.43%
 Net Loss                    $ 14,538,315.65       $ 14,729,670.57       $ 14,819,087.57
                                       1.670%                1.692%                1.702%


B2                  20 CPR, Call (Y)          25 CPR, Call (Y)      30 CPR, Call (Y)
Cdr                                    .514%                 .655%                  .805%
 Net Loss                    $ 8,287,980.29        $ 8,387,627.45         $ 8,480,345.39
                                      0.952%                0.963%                 0.974%


B3                  20 CPR, Call (Y)          25 CPR, Call (Y)      30 CPR, Call (Y)
Cdr                                    0.33%                0.425%                  0.52%
 Net Loss                    $ 5,422,619.30        $ 5,482,445.48         $ 5,512,428.64
                                      0.623%                0.630%                 0.633%


CDR scenarios:     50% Severity; No lag; Advances incl


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


                                       Whole Loan Settlement Information

                                                                                                Proceeds Bef
     Loan Seller              Gross WAC      Security Balance      Old Price      Price             Accrued      Net Rate
5/1 Bank of America            7.30800%      812,955,617.98       101.8220%    102.117864%      830,172,909.66    7.05800%

Wells 3/1 Arms                 5.57900%       57,583,809.02       100.8125%    102.117864%       58,803,355.59    5.20400%
Total                          7.19363%      870,539,427.00       101.7552%      102.1179%      888,976,265.25    6.93536%

                               6.70500%       325,517,132.4     100.933000%    101.750000%                        6.33000%
                                                                                               (292,991,540.67)


Cont'd)

                          Accrued       Proceeds + Accrued     Deal Execution    Loans Held At        Proceeds          Carry
5/1 Bank of America    2,935,402.19      833,108,311.85                102.12%         101.76%            0.36%           0.36%
                                                                   888,976,265     885,819,347        3,156,918       3,135,180
Wells 3/1 Arms           199,777.43       59,003,133.02
Total                  3,135,179.62      892,111,444.87            101.750000%     100.933000%           0.817%          0.422%
                                                                   331,213,682     328,554,207        2,659,475    1,373,682.30
                       1,373,682.30      892,111,444.87                              5,816,393        4,508,862       10,325,255




Wiring Instructions to GSMC
Wire Amount:              #############                                                                         Dan Sparks
Wire To:               Citibank                                                                                 Managing Director
ABA#:                  021000089
ACCT#:                 40711421
Account Name:          GSMC
Cash Application:      039-09149-1
Reference:             GSMPS 2001-2





GSR0204 - CF - B3 - 1 - 15 CPR Call (Y)


15 CPR
Call (Y)
LIBOR_1YR=2.67   CMT_1YR=2.27

Period          Date              Principal      Interest      Cash Flow      Balance      Princ Writedown
Total                           3,047,000.00  1,350,003.97   4,397,003.97                                0

              0     30-May-02              0             0              0  3,047,000.00                  0
              1     25-Jun-02       2,943.21     17,621.25      20,564.46  3,044,056.79                  0
              2     25-Jul-02       2,960.80     17,604.31      20,565.11  3,041,095.99                  0
              3     25-Aug-02       2,978.49     17,587.28      20,565.77  3,038,117.50                  0
              4     25-Sep-02       2,996.29     17,570.15      20,566.43  3,035,121.21                  0
              5     25-Oct-02       3,014.19     17,552.91      20,567.10  3,032,107.02                  0
              6     25-Nov-02       3,032.20     17,535.57      20,567.77  3,029,074.82                  0
              7     25-Dec-02       3,050.32     17,518.12      20,568.44  3,026,024.50                  0
              8     25-Jan-03       3,068.55     17,500.57      20,569.12  3,022,955.96                  0
              9     25-Feb-03       3,086.88     17,482.91      20,569.80  3,019,869.07                  0
             10     25-Mar-03       3,105.33     17,465.15      20,570.48  3,016,763.74                  0
             11     25-Apr-03       3,123.89     17,447.28      20,571.17  3,013,639.85                  0
             12     25-May-03       3,142.56     17,429.30      20,571.87  3,010,497.29                  0
             13     25-Jun-03       3,161.34     17,411.22      20,572.56  3,007,335.95                  0
             14     25-Jul-03       3,180.24     17,393.03      20,573.26  3,004,155.71                  0
             15     25-Aug-03       3,199.25     17,374.72      20,573.97  3,000,956.46                  0
             16     25-Sep-03       3,218.37     17,356.31      20,574.68  2,997,738.10                  0
             17     25-Oct-03       3,237.61     17,337.79      20,575.39  2,994,500.49                  0
             18     25-Nov-03       3,256.96     17,319.15      20,576.11  2,991,243.53                  0
             19     25-Dec-03       3,276.43     17,300.41      20,576.84  2,987,967.10                  0
             20     25-Jan-04       3,296.01     17,281.55      20,577.56  2,984,671.09                  0
             21     25-Feb-04       3,315.72     17,262.58      20,578.29  2,981,355.37                  0
             22     25-Mar-04       3,335.54     17,243.49      20,579.03  2,978,019.83                  0
             23     25-Apr-04       3,355.48     17,224.29      20,579.77  2,974,664.35                  0
             24     25-May-04       3,375.54     17,204.97      20,580.51  2,971,288.80                  0
             25     25-Jun-04       3,395.73     17,185.54      20,581.26  2,967,893.08                  0
             26     25-Jul-04       3,444.82     17,059.90      20,504.72  2,964,448.26                  0
             27     25-Aug-04       3,465.23     17,040.25      20,505.48  2,960,983.03                  0
             28     25-Sep-04       3,485.76     17,020.49      20,506.25  2,957,497.27                  0
             29     25-Oct-04       3,937.94     15,384.42      19,322.35  2,953,559.33                  0
             30     25-Nov-04       3,958.51     15,364.71      19,323.22  2,949,600.81                  0
             31     25-Dec-04       3,979.20     15,344.90      19,324.10  2,945,621.61                  0
             32     25-Jan-05       4,000.00     15,324.98      19,324.98  2,941,621.61                  0
             33     25-Feb-05       4,020.91     15,304.95      19,325.86  2,937,600.70                  0
             34     25-Mar-05       4,444.16     13,745.58      18,189.74  2,933,156.54                  0
             35     25-Apr-05       4,465.17     13,725.55      18,190.72  2,928,691.37                  0
             36     25-May-05       4,519.16     13,584.80      18,103.96  2,924,172.21                  0
             37     25-Jun-05       4,540.36     13,564.59      18,104.96  2,919,631.85                  0
             38     25-Jul-05       4,561.67     13,544.29      18,105.96  2,915,070.18                  0
             39     25-Aug-05       4,995.78     11,921.84      16,917.62  2,910,074.39                  0
             40     25-Sep-05       5,018.20     11,897.94      16,916.15  2,905,056.19                  0
             41     25-Oct-05       5,039.72     11,877.53      16,917.25  2,900,016.47                  0
             42     25-Nov-05       5,061.97     11,854.64      16,916.62  2,894,954.50                  0
             43     25-Dec-05       5,185.05     11,476.52      16,661.57  2,889,769.45                  0
             44     25-Jan-06       5,206.74     11,455.97      16,662.71  2,884,562.70                  0
             45     25-Feb-06       5,228.53     11,435.33      16,663.86  2,879,334.17                  0
             46     25-Mar-06       5,250.41     11,414.61      16,665.01  2,874,083.77                  0
             47     25-Apr-06       5,272.38     11,393.79      16,666.17  2,868,811.39                  0
             48     25-May-06       5,294.44     11,372.90      16,667.33  2,863,516.95                  0
             49     25-Jun-06       5,316.59     11,351.91      16,668.50  2,858,200.36                  0
             50     25-Jul-06       5,338.84     11,330.84      16,669.67  2,852,861.52                  0
             51     25-Aug-06       5,361.18     11,309.67      16,670.85  2,847,500.35                  0
             52     25-Sep-06       5,383.61     11,288.42      16,672.03  2,842,116.74                  0
             53     25-Oct-06      43,565.42     11,267.08      54,832.50  2,798,551.32                  0
             54     25-Nov-06      42,929.65     11,094.38      54,024.03  2,755,621.67                  0
             55     25-Dec-06      42,302.90     10,924.19      53,227.09  2,713,318.77                  0
             56     25-Jan-07      41,688.68     10,743.08      52,431.75  2,671,630.10                  0
             57     25-Feb-07      41,079.48     10,578.01      51,657.49  2,630,550.61                  0
             58     25-Mar-07      40,478.93     10,415.35      50,894.29  2,590,071.68                  0
             59     25-Apr-07      39,886.91     10,255.08      50,141.99  2,550,184.78                  0
             60     25-May-07      39,303.29     10,097.15      49,400.44  2,510,881.48                  0
             61     25-Jun-07      38,727.96      9,941.52      48,669.49  2,472,153.52                  0
             62     25-Jul-07      38,160.81      9,788.18      47,948.99  2,433,992.71                  0
             63     25-Aug-07      37,601.72      9,637.08      47,238.80  2,396,390.99                  0
             64     25-Sep-07      37,050.57      9,488.20      46,538.77  2,359,340.42                  0
             65     25-Oct-07      36,507.27      9,341.49      45,848.76  2,322,833.15                  0
             66     25-Nov-07      35,971.68      9,196.94      45,168.63  2,286,861.47                  0
             67     25-Dec-07      35,443.72      9,054.51      44,498.24  2,251,417.74                  0
             68     25-Jan-08      34,923.28      8,914.17      43,837.45  2,216,494.47                  0
             69     25-Feb-08      34,410.24      8,775.90      43,186.13  2,182,084.23                  0
             70     25-Mar-08      33,904.50      8,639.65      42,544.15  2,148,179.73                  0
             71     25-Apr-08      33,405.97      8,505.40      41,911.37  2,114,773.76                  0
             72     25-May-08      32,914.54      8,373.13      41,287.67  2,081,859.23                  0
             73     25-Jun-08      32,430.11      8,242.81      40,672.92  2,049,429.11                  0
             74     25-Jul-08      31,952.59      8,114.40      40,066.99  2,017,476.53                  0
             75     25-Aug-08      31,481.88      7,987.88      39,469.76  1,985,994.65                  0
             76     25-Sep-08      31,017.88      7,863.23      38,881.11  1,954,976.77                  0
             77     25-Oct-08      30,560.50      7,740.42      38,300.91  1,924,416.28                  0
             78     25-Nov-08      30,109.64      7,619.41      37,729.05  1,894,306.64                  0
             79     25-Dec-08      29,665.22      7,500.19      37,165.42  1,864,641.41                  0
             80     25-Jan-09      29,227.15      7,382.73      36,609.89  1,835,414.26                  0
             81     25-Feb-09      28,795.34      7,267.01      36,062.35  1,806,618.93                  0
             82     25-Mar-09      28,369.69      7,152.99      35,522.68  1,778,249.24                  0
             83     25-Apr-09      27,950.13      7,040.66      34,990.79  1,750,299.11                  0
             84     25-May-09      27,536.56      6,930.00      34,466.56  1,722,762.55                  0
             85     25-Jun-09      27,128.91      6,820.97      33,949.88  1,695,633.64                  0
             86     25-Jul-09      26,727.09      6,713.55      33,440.64  1,668,906.55                  0
             87     25-Aug-09      26,331.02      6,607.72      32,938.74  1,642,575.53                  0
             88     25-Sep-09      25,940.62      6,503.47      32,444.08  1,616,634.92                  0
             89     25-Oct-09      25,555.80      6,400.76      31,956.56  1,591,079.11                  0
             90     25-Nov-09      25,176.50      6,299.57      31,476.07  1,565,902.61                  0
             91     25-Dec-09      24,802.63      6,199.88      31,002.51  1,541,099.98                  0
             92     25-Jan-10      24,434.12      6,101.68      30,535.80  1,516,665.86                  0
             93     25-Feb-10      24,070.89      6,004.93      30,075.82  1,492,594.97                  0
             94     25-Mar-10      23,712.87      5,909.62      29,622.49  1,468,882.10                  0
             95     25-Apr-10      23,359.99      5,815.73      29,175.72  1,445,522.11                  0
             96     25-May-10      23,012.16      5,723.24      28,735.40  1,422,509.95                  0
             97     25-Jun-10      22,669.33      5,632.12      28,301.46  1,399,840.61                  0
             98     25-Jul-10      22,331.43      5,542.36      27,873.79  1,377,509.19                  0
             99     25-Aug-10      21,998.37      5,453.94      27,452.32  1,355,510.81                  0
            100     25-Sep-10      21,670.10      5,366.84      27,036.95  1,333,840.71                  0
            101     25-Oct-10      21,346.55      5,281.04      26,627.59  1,312,494.16                  0
            102     25-Nov-10      21,027.65      5,196.52      26,224.17  1,291,466.51                  0
            103     25-Dec-10      20,713.33      5,113.26      25,826.60  1,270,753.18                  0
            104     25-Jan-11      20,403.54      5,031.25      25,434.79  1,250,349.64                  0
            105     25-Feb-11      20,098.21      4,950.46      25,048.67  1,230,251.43                  0
            106     25-Mar-11      19,797.27      4,870.88      24,668.15  1,210,454.16                  0
            107     25-Apr-11      19,500.66      4,792.50      24,293.16  1,190,953.51                  0
            108     25-May-11      19,208.32      4,715.28      23,923.61  1,171,745.18                  0
            109     25-Jun-11      18,920.20      4,639.23      23,559.43  1,152,824.98                  0
            110     25-Jul-11      18,636.23      4,564.32      23,200.55  1,134,188.75                  0
            111     25-Aug-11      18,356.36      4,490.53      22,846.89  1,115,832.39                  0
            112     25-Sep-11      18,080.52      4,417.85      22,498.37  1,097,751.86                  0
            113     25-Oct-11      17,808.67      4,346.26      22,154.92  1,079,943.20                  0
            114     25-Nov-11      17,540.73      4,275.75      21,816.48  1,062,402.47                  0
            115     25-Dec-11      17,276.67      4,206.29      21,482.96  1,045,125.80                  0
            116     25-Jan-12      17,016.42      4,137.89      21,154.31  1,028,109.38                  0
            117     25-Feb-12      16,759.93      4,070.51      20,830.44  1,011,349.45                  0
            118     25-Mar-12      16,507.15      4,004.15      20,511.30    994,842.30                  0
            119     25-Apr-12      16,258.02      3,938.79      20,196.82    978,584.27                  0
            120     25-May-12      16,012.50      3,874.42      19,886.92    962,571.77                  0
            121     25-Jun-12      15,770.53      3,811.02      19,581.55    946,801.24                  0
            122     25-Jul-12      15,532.06      3,748.58      19,280.64    931,269.18                  0
            123     25-Aug-12      15,297.05      3,687.08      18,984.13    915,972.13                  0
            124     25-Sep-12      15,065.44      3,626.51      18,691.96    900,906.68                  0
            125     25-Oct-12      14,837.19      3,566.86      18,404.05    886,069.49                  0
            126     25-Nov-12      14,612.25      3,508.12      18,120.36    871,457.25                  0
            127     25-Dec-12      14,390.57      3,450.26      17,840.83    857,066.68                  0
            128     25-Jan-13      14,172.10      3,393.28      17,565.38    842,894.58                  0
            129     25-Feb-13      13,956.81      3,337.17      17,293.98    828,937.77                  0
            130     25-Mar-13      13,744.64      3,281.91      17,026.55    815,193.13                  0
            131     25-Apr-13      13,535.56      3,227.49      16,763.04    801,657.57                  0
            132     25-May-13      13,329.51      3,173.89      16,503.40    788,328.06                  0
            133     25-Jun-13      13,126.46      3,121.12      16,247.57    775,201.61                  0
            134     25-Jul-13      12,926.36      3,069.14      15,995.50    762,275.25                  0
            135     25-Aug-13      12,729.17      3,017.96      15,747.13    749,546.08                  0
            136     25-Sep-13      12,534.85      2,967.56      15,502.41    737,011.23                  0
            137     25-Oct-13      12,343.36      2,917.93      15,261.30    724,667.86                  0
            138     25-Nov-13      12,154.66      2,869.06      15,023.72    712,513.20                  0
            139     25-Dec-13      11,968.71      2,820.94      14,789.65    700,544.48                  0
            140     25-Jan-14      11,785.47      2,773.55      14,559.02    688,759.01                  0
            141     25-Feb-14      11,604.91      2,726.88      14,331.79    677,154.10                  0
            142     25-Mar-14      11,426.98      2,680.93      14,107.91    665,727.13                  0
            143     25-Apr-14      11,251.64      2,635.69      13,887.33    654,475.49                  0
            144     25-May-14      11,078.87      2,591.14      13,670.01    643,396.62                  0
            145     25-Jun-14      10,908.61      2,547.28      13,455.89    632,488.00                  0
            146     25-Jul-14      10,740.85      2,504.08      13,244.94    621,747.15                  0
            147     25-Aug-14     621,747.15      2,461.56     624,208.71             0                  0


(Cont'd)


Period         Accrued Interest        Interest Shortfall  Accum Interest Shortfall   Coupon
Total                     1,350,003.97                   0

              0                      0                   0                          0          0.000
              1              17,621.25                   0                          0          6.940
              2              17,604.31                   0                          0          6.940
              3              17,587.28                   0                          0          6.940
              4              17,570.15                   0                          0          6.940
              5              17,552.91                   0                          0          6.940
              6              17,535.57                   0                          0          6.940
              7              17,518.12                   0                          0          6.940
              8              17,500.57                   0                          0          6.940
              9              17,482.91                   0                          0          6.940
             10              17,465.15                   0                          0          6.940
             11              17,447.28                   0                          0          6.940
             12              17,429.30                   0                          0          6.940
             13              17,411.22                   0                          0          6.940
             14              17,393.03                   0                          0          6.940
             15              17,374.72                   0                          0          6.940
             16              17,356.31                   0                          0          6.940
             17              17,337.79                   0                          0          6.940
             18              17,319.15                   0                          0          6.940
             19              17,300.41                   0                          0          6.940
             20              17,281.55                   0                          0          6.941
             21              17,262.58                   0                          0          6.941
             22              17,243.49                   0                          0          6.941
             23              17,224.29                   0                          0          6.941
             24              17,204.97                   0                          0          6.941
             25              17,185.54                   0                          0          6.941
             26              17,059.90                   0                          0          6.898
             27              17,040.25                   0                          0          6.898
             28              17,020.49                   0                          0          6.898
             29              15,384.42                   0                          0          6.242
             30              15,364.71                   0                          0          6.243
             31              15,344.90                   0                          0          6.243
             32              15,324.98                   0                          0          6.243
             33              15,304.95                   0                          0          6.244
             34              13,745.58                   0                          0          5.615
             35              13,725.55                   0                          0          5.615
             36              13,584.80                   0                          0          5.566
             37              13,564.59                   0                          0          5.567
             38              13,544.29                   0                          0          5.567
             39              11,921.84                   0                          0          4.908
             40              11,897.94                   0                          0          4.906
             41              11,877.53                   0                          0          4.906
             42              11,854.64                   0                          0          4.905
             43              11,476.52                   0                          0          4.757
             44              11,455.97                   0                          0          4.757
             45              11,435.33                   0                          0          4.757
             46              11,414.61                   0                          0          4.757
             47              11,393.79                   0                          0          4.757
             48              11,372.90                   0                          0          4.757
             49              11,351.91                   0                          0          4.757
             50              11,330.84                   0                          0          4.757
             51              11,309.67                   0                          0          4.757
             52              11,288.42                   0                          0          4.757
             53              11,267.08                   0                          0          4.757
             54              11,094.38                   0                          0          4.757
             55              10,924.19                   0                          0          4.757
             56              10,743.08                   0                          0          4.751
             57              10,578.01                   0                          0          4.751
             58              10,415.35                   0                          0          4.751
             59              10,255.08                   0                          0          4.751
             60              10,097.15                   0                          0          4.751
             61               9,941.52                   0                          0          4.751
             62               9,788.18                   0                          0          4.751
             63               9,637.08                   0                          0          4.751
             64               9,488.20                   0                          0          4.751
             65               9,341.49                   0                          0          4.751
             66               9,196.94                   0                          0          4.751
             67               9,054.51                   0                          0          4.751
             68               8,914.17                   0                          0          4.751
             69               8,775.90                   0                          0          4.751
             70               8,639.65                   0                          0          4.751
             71               8,505.40                   0                          0          4.751
             72               8,373.13                   0                          0          4.751
             73               8,242.81                   0                          0          4.751
             74               8,114.40                   0                          0          4.751
             75               7,987.88                   0                          0          4.751
             76               7,863.23                   0                          0          4.751
             77               7,740.42                   0                          0          4.751
             78               7,619.41                   0                          0          4.751
             79               7,500.19                   0                          0          4.751
             80               7,382.73                   0                          0          4.751
             81               7,267.01                   0                          0          4.751
             82               7,152.99                   0                          0          4.751
             83               7,040.66                   0                          0          4.751
             84               6,930.00                   0                          0          4.751
             85               6,820.97                   0                          0          4.751
             86               6,713.55                   0                          0          4.751
             87               6,607.72                   0                          0          4.751
             88               6,503.47                   0                          0          4.751
             89               6,400.76                   0                          0          4.751
             90               6,299.57                   0                          0          4.751
             91               6,199.88                   0                          0          4.751
             92               6,101.68                   0                          0          4.751
             93               6,004.93                   0                          0          4.751
             94               5,909.62                   0                          0          4.751
             95               5,815.73                   0                          0          4.751
             96               5,723.24                   0                          0          4.751
             97               5,632.12                   0                          0          4.751
             98               5,542.36                   0                          0          4.751
             99               5,453.94                   0                          0          4.751
            100               5,366.84                   0                          0          4.751
            101               5,281.04                   0                          0          4.751
            102               5,196.52                   0                          0          4.751
            103               5,113.26                   0                          0          4.751
            104               5,031.25                   0                          0          4.751
            105               4,950.46                   0                          0          4.751
            106               4,870.88                   0                          0          4.751
            107               4,792.50                   0                          0          4.751
            108               4,715.28                   0                          0          4.751
            109               4,639.23                   0                          0          4.751
            110               4,564.32                   0                          0          4.751
            111               4,490.53                   0                          0          4.751
            112               4,417.85                   0                          0          4.751
            113               4,346.26                   0                          0          4.751
            114               4,275.75                   0                          0          4.751
            115               4,206.29                   0                          0          4.751
            116               4,137.89                   0                          0          4.751
            117               4,070.51                   0                          0          4.751
            118               4,004.15                   0                          0          4.751
            119               3,938.79                   0                          0          4.751
            120               3,874.42                   0                          0          4.751
            121               3,811.02                   0                          0          4.751
            122               3,748.58                   0                          0          4.751
            123               3,687.08                   0                          0          4.751
            124               3,626.51                   0                          0          4.751
            125               3,566.86                   0                          0          4.751
            126               3,508.12                   0                          0          4.751
            127               3,450.26                   0                          0          4.751
            128               3,393.28                   0                          0          4.751
            129               3,337.17                   0                          0          4.751
            130               3,281.91                   0                          0          4.751
            131               3,227.49                   0                          0          4.751
            132               3,173.89                   0                          0          4.751
            133               3,121.12                   0                          0          4.751
            134               3,069.14                   0                          0          4.751
            135               3,017.96                   0                          0          4.751
            136               2,967.56                   0                          0          4.751
            137               2,917.93                   0                          0          4.751
            138               2,869.06                   0                          0          4.751
            139               2,820.94                   0                          0          4.751
            140               2,773.55                   0                          0          4.751
            141               2,726.88                   0                          0          4.751
            142               2,680.93                   0                          0          4.751
            143               2,635.69                   0                          0          4.751
            144               2,591.14                   0                          0          4.751
            145               2,547.28                   0                          0          4.751
            146               2,504.08                   0                          0          4.751
            147               2,461.56                   0                          0          4.751



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and
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

35 CPR
Call (Y)
LIBOR_1YR=2.67   CMT_1YR=2.27

Period            Date             Principal        Interest         Cash Flow        Balance          Princ Writedown
Total                                  3,047,000.00       725,595.26     3,772,595.26                                     0

                0        30-May-02                0                0                0     3,047,000.00                    0
                1        25-Jun-02         2,943.21        17,621.25        20,564.46     3,044,056.79                    0
                2        25-Jul-02         2,960.80        17,604.31        20,565.11     3,041,095.99                    0
                3        25-Aug-02         2,978.49        17,587.28        20,565.77     3,038,117.50                    0
                4        25-Sep-02         2,996.29        17,570.15        20,566.43     3,035,121.21                    0
                5        25-Oct-02         3,014.19        17,552.91        20,567.10     3,032,107.02                    0
                6        25-Nov-02         3,032.20        17,535.57        20,567.77     3,029,074.82                    0
                7        25-Dec-02         3,050.32        17,518.12        20,568.44     3,026,024.50                    0
                8        25-Jan-03         3,068.55        17,500.57        20,569.12     3,022,955.96                    0
                9        25-Feb-03         3,086.88        17,482.91        20,569.80     3,019,869.07                    0
               10        25-Mar-03         3,105.33        17,465.15        20,570.48     3,016,763.74                    0
               11        25-Apr-03         3,123.89        17,447.28        20,571.17     3,013,639.85                    0
               12        25-May-03         3,142.56        17,429.30        20,571.87     3,010,497.29                    0
               13        25-Jun-03         3,161.34        17,411.22        20,572.56     3,007,335.95                    0
               14        25-Jul-03         3,180.24        17,393.03        20,573.26     3,004,155.71                    0
               15        25-Aug-03         3,199.25        17,374.72        20,573.97     3,000,956.46                    0
               16        25-Sep-03         3,218.37        17,356.31        20,574.68     2,997,738.10                    0
               17        25-Oct-03         3,237.61        17,337.79        20,575.39     2,994,500.49                    0
               18        25-Nov-03         3,256.96        17,319.15        20,576.11     2,991,243.53                    0
               19        25-Dec-03         3,276.43        17,300.41        20,576.84     2,987,967.10                    0
               20        25-Jan-04         3,296.01        17,281.55        20,577.56     2,984,671.09                    0
               21        25-Feb-04        55,879.79        17,262.58        73,142.37     2,928,791.29                    0
               22        25-Mar-04        54,856.28        16,939.47        71,795.75     2,873,935.01                    0
               23        25-Apr-04        53,851.27        16,622.28        70,473.55     2,820,083.75                    0
               24        25-May-04        52,864.42        16,310.90        69,175.32     2,767,219.33                    0
               25        25-Jun-04        51,895.40        16,005.23        67,900.63     2,715,323.93                    0
               26        25-Jul-04        50,969.79        15,608.09        66,577.88     2,664,354.14                    0
               27        25-Aug-04        50,034.58        15,315.25        65,349.83     2,614,319.56                    0
               28        25-Sep-04        49,116.28        15,027.78        64,144.06     2,565,203.28                    0
               29        25-Oct-04        48,582.30        13,343.77        61,926.07     2,516,620.98                    0
               30        25-Nov-04        47,683.81        13,091.71        60,775.53     2,468,937.17                    0
               31        25-Dec-04        46,801.70        12,844.31        59,646.00     2,422,135.47                    0
               32        25-Jan-05        45,935.65        12,601.47        58,537.12     2,376,199.82                    0
               33        25-Feb-05        45,085.39        12,363.12        57,448.51     2,331,114.43                    0
               34        25-Mar-05        44,564.18        10,907.72        55,471.90     2,286,550.26                    0
               35        25-Apr-05        43,733.48        10,699.79        54,433.27     2,242,816.78                    0
               36        25-May-05        42,942.74        10,403.35        53,346.10     2,199,874.03                    0
               37        25-Jun-05        80,866.96        10,204.73        91,071.69     2,119,007.07                    0
               38        25-Jul-05        77,914.16         9,830.16        87,744.32     2,041,092.92                    0
               39        25-Aug-05        75,347.38         8,347.51        83,694.89     1,965,745.54                    0
               40        25-Sep-05        72,586.10         8,037.02        80,623.12     1,893,159.44                    0
               41        25-Oct-05        69,924.79         7,740.32        77,665.11     1,823,234.64                    0
               42        25-Nov-05        67,360.89         7,452.99        74,813.88     1,755,873.76                    0
               43        25-Dec-05        64,949.37         6,960.84        71,910.21     1,690,924.39                    0
               44        25-Jan-06        62,564.40         6,703.37        69,267.76     1,628,359.99                    0
               45        25-Feb-06        60,266.48         6,455.34        66,721.82     1,568,093.51                    0
               46        25-Mar-06        58,052.46         6,216.43        64,268.89     1,510,041.05                    0
               47        25-Apr-06        55,919.29         5,986.29        61,905.58     1,454,121.77                    0
               48        25-May-06        53,864.02         5,764.61        59,628.63     1,400,257.74                    0
               49        25-Jun-06        51,883.83         5,551.08        57,434.91     1,348,373.91                    0
               50        25-Jul-06        49,976.00         5,345.39        55,321.39     1,298,397.91                    0
               51        25-Aug-06        48,137.88         5,147.27        53,285.15     1,250,260.04                    0
               52        25-Sep-06        46,366.94         4,956.44        51,323.38     1,203,893.09                    0
               53        25-Oct-06        44,660.75         4,772.63        49,433.38     1,159,232.34                    0
               54        25-Nov-06        43,016.95         4,595.58        47,612.53     1,116,215.39                    0
               55        25-Dec-06        41,433.26         4,425.05        45,858.31     1,074,782.13                    0
               56        25-Jan-07        39,908.91         4,255.48        44,164.39     1,034,873.22                    0
               57        25-Feb-07        38,438.88         4,097.46        42,536.34       996,434.34                    0
               58        25-Mar-07        37,022.64         3,945.26        40,967.90       959,411.70                    0
               59        25-Apr-07        35,658.24         3,798.68        39,456.92       923,753.46                    0
               60        25-May-07        34,343.79         3,657.49        38,001.28       889,409.67                    0
               61        25-Jun-07        33,077.47         3,521.51        36,598.98       856,332.19                    0
               62        25-Jul-07       856,332.19         3,390.54       859,722.73                0                    0



Contd.

Period
Total                 Accrued Interest         Interest Shortfall   Accum Interest Shortfall       Coupon
                                725,595.26                    0

                0                        0                    0                         0            0.000
                1                17,621.25                    0                         0            6.940
                2                17,604.31                    0                         0            6.940
                3                17,587.28                    0                         0            6.940
                4                17,570.15                    0                         0            6.940
                5                17,552.91                    0                         0            6.940
                6                17,535.57                    0                         0            6.940
                7                17,518.12                    0                         0            6.940
                8                17,500.57                    0                         0            6.940
                9                17,482.91                    0                         0            6.940
               10                17,465.15                    0                         0            6.940
               11                17,447.28                    0                         0            6.940
               12                17,429.30                    0                         0            6.940
               13                17,411.22                    0                         0            6.940
               14                17,393.03                    0                         0            6.940
               15                17,374.72                    0                         0            6.940
               16                17,356.31                    0                         0            6.940
               17                17,337.79                    0                         0            6.940
               18                17,319.15                    0                         0            6.940
               19                17,300.41                    0                         0            6.940
               20                17,281.55                    0                         0            6.941
               21                17,262.58                    0                         0            6.941
               22                16,939.47                    0                         0            6.941
               23                16,622.28                    0                         0            6.941
               24                16,310.90                    0                         0            6.941
               25                16,005.23                    0                         0            6.941
               26                15,608.09                    0                         0            6.898
               27                15,315.25                    0                         0            6.898
               28                15,027.78                    0                         0            6.898
               29                13,343.77                    0                         0            6.242
               30                13,091.71                    0                         0            6.243
               31                12,844.31                    0                         0            6.243
               32                12,601.47                    0                         0            6.243
               33                12,363.12                    0                         0            6.244
               34                10,907.72                    0                         0            5.615
               35                10,699.79                    0                         0            5.615
               36                10,403.35                    0                         0            5.566
               37                10,204.73                    0                         0            5.567
               38                 9,830.16                    0                         0            5.567
               39                 8,347.51                    0                         0            4.908
               40                 8,037.02                    0                         0            4.906
               41                 7,740.32                    0                         0            4.906
               42                 7,452.99                    0                         0            4.905
               43                 6,960.84                    0                         0            4.757
               44                 6,703.37                    0                         0            4.757
               45                 6,455.34                    0                         0            4.757
               46                 6,216.43                    0                         0            4.757
               47                 5,986.29                    0                         0            4.757
               48                 5,764.61                    0                         0            4.757
               49                 5,551.08                    0                         0            4.757
               50                 5,345.39                    0                         0            4.757
               51                 5,147.27                    0                         0            4.757
               52                 4,956.44                    0                         0            4.757
               53                 4,772.63                    0                         0            4.757
               54                 4,595.58                    0                         0            4.757
               55                 4,425.05                    0                         0            4.757
               56                 4,255.48                    0                         0            4.751
               57                 4,097.46                    0                         0            4.751
               58                 3,945.26                    0                         0            4.751
               59                 3,798.68                    0                         0            4.751
               60                 3,657.49                    0                         0            4.751
               61                 3,521.51                    0                         0            4.751
               62                 3,390.54                    0                         0            4.751


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0204 - CF - B3 - 3 - 70 CPR Call (Y)


70 CPR
Call (Y)
LIBOR_1YR=2.67   CMT_1YR=2.27

Period            Date             Principal        Interest         Cash Flow        Balance          Princ Writedown
Total                                  3,047,000.00       320,654.88     3,367,654.88                                        0

                0        30-May-02                0                0                0     3,047,000.00                       0
                1        25-Jun-02         2,943.21        17,621.25        20,564.46     3,044,056.79                       0
                2        25-Jul-02         2,960.80        17,604.31        20,565.11     3,041,095.99                       0
                3        25-Aug-02         2,978.49        17,587.28        20,565.77     3,038,117.50                       0
                4        25-Sep-02         2,996.29        17,570.15        20,566.43     3,035,121.21                       0
                5        25-Oct-02         3,014.19        17,552.91        20,567.10     3,032,107.02                       0
                6        25-Nov-02         3,032.20        17,535.57        20,567.77     3,029,074.82                       0
                7        25-Dec-02         3,050.32        17,518.12        20,568.44     3,026,024.50                       0
                8        25-Jan-03       147,357.40        17,500.57       164,857.97     2,878,667.10                       0
                9        25-Feb-03       140,201.03        16,648.44       156,849.47     2,738,466.07                       0
               10        25-Mar-03       133,391.41        15,837.68       149,229.09     2,605,074.66                       0
               11        25-Apr-03       126,911.77        15,066.30       141,978.07     2,478,162.90                       0
               12        25-May-03       120,746.14        14,332.39       135,078.53     2,357,416.76                       0
               13        25-Jun-03       114,879.35        13,634.13       128,513.48     2,242,537.41                       0
               14        25-Jul-03       109,296.93        12,969.79       122,266.72     2,133,240.47                       0
               15        25-Aug-03       103,985.14        12,337.73       116,322.87     2,029,255.33                       0
               16        25-Sep-03        98,930.88        11,736.39       110,667.26     1,930,324.46                       0
               17        25-Oct-03        94,121.68        11,164.27       105,285.95     1,836,202.78                       0
               18        25-Nov-03        89,545.70        10,619.96       100,165.66     1,746,657.08                       0
               19        25-Dec-03        85,191.64        10,102.11        95,293.75     1,661,465.44                       0
               20        25-Jan-04        81,048.76         9,609.44        90,658.20     1,580,416.68                       0
               21        25-Feb-04        77,106.85         9,140.73        86,247.58     1,503,309.83                       0
               22        25-Mar-04        73,356.18         8,694.81        82,050.98     1,429,953.65                       0
               23        25-Apr-04     1,429,953.65         8,270.57     1,438,224.23                0                       0



Contd.

Period                  Accrued Interest        Interest Shortfall       Accum Interest Shortfall       Coupon
Total                         320,654.88                        0

                0                      0                        0                              0            0.000
                1              17,621.25                        0                              0            6.940
                2              17,604.31                        0                              0            6.940
                3              17,587.28                        0                              0            6.940
                4              17,570.15                        0                              0            6.940
                5              17,552.91                        0                              0            6.940
                6              17,535.57                        0                              0            6.940
                7              17,518.12                        0                              0            6.940
                8              17,500.57                        0                              0            6.940
                9              16,648.44                        0                              0            6.940
               10              15,837.68                        0                              0            6.940
               11              15,066.30                        0                              0            6.940
               12              14,332.39                        0                              0            6.940
               13              13,634.13                        0                              0            6.940
               14              12,969.79                        0                              0            6.940
               15              12,337.73                        0                              0            6.940
               16              11,736.39                        0                              0            6.940
               17              11,164.27                        0                              0            6.940
               18              10,619.96                        0                              0            6.940
               19              10,102.11                        0                              0            6.940
               20               9,609.44                        0                              0            6.941
               21               9,140.73                        0                              0            6.941
               22               8,694.81                        0                              0            6.941
               23               8,270.57                        0                              0            6.941


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


Levels



                  S&P     Fitch    Moody's
Aaa              2.85%    2.85%     2.70%             2.85%
Aa2              1.50%    1.50%     1.65%             1.65%
A2               1.00%    0.95%     0.90%             1.00%
Baa2             0.60%    0.60%     0.60%             0.60%
Ba2              0.40%    0.40%     0.40%             0.40%
B2               0.20%    0.25%     0.30%             0.30%
NR               0.00%    0.00%     0.00%             0.00%

                                                870,000,000  870,000,000
                                                      0.15%        0.05%
                                                  1,305,000      435,000
                                                     13,050       78,300



                                                   Whole Loan Settlement Information

       Loan Seller              Gross WAC       Security Balance     Old Price        Price     Proceeds Bef Accrued  Net Rate
5/1 Bank of America                  7.30800%     810,893,271.69       101.8220%   102.007733%      827,173,844.87    7.05800%

Wells 3/1 Arms                       5.75700%      56,536,495.31       100.8125%   102.036647%       57,687,944.20    5.38200%

Total                                7.20691%     867,429,767.00       101.7562%     102.0096%      884,861,789.07    6.94876%

                                     6.70500%      325,517,132.4     100.933000%   101.750000%                        6.33000%
                                                                                                   (295,990,605.46)



Cont'd



       Loan Seller       Accrued         Proceeds + Accrued     Deal Execution   Loans Held At      Proceeds
5/1 Bank of America     3,750,088.80      830,923,933.67            102.01%          101.76%           0.25%
                                                                884,861,789      882,663,601       2,198,188
Wells 3/1 Arms            245,113.98       57,933,058.17
Total                   3,995,202.78      888,856,991.84        101.750000%      100.933000%          0.817%
                                                                331,213,682      328,554,207       2,659,475
                        1,659,866.11      888,856,991.84
                                   -                                                               4,857,663



Contd.

       Loan Seller       Carry
5/1 Bank of America        0.46%
                       3,995,203
Wells 3/1 Arms
Total                     0.510%
                   1,659,866.11
                      5,655,069             10,512,731
                                              (695,000)Expense
                                              (406,608)Residuals Reserve
                                             9,411,124
                                                64,063 Hedge
                                             9,475,186




Wiring Instructions to GSMC                                                                   ------------------------------------
Wire Amount:              $888,856,991.84                                                     Janet Bell
Wire To:                  Citibank                                                            Managing Director
ABA#:                     021000089
ACCT#:                    40711421
Account Name:             GSMC
Cash Application:         039-09149-1
Reference:                GSMPS 2001-2



                          Hedge
EDM2                                  -140.00                            97.9900       98.0200             (42,000)
EDU2                                  -140.00                            97.5650       97.5950             (42,000)
EDZ2                                  -140.00                            96.9650       97.0000             (49,000)
EDH3                                  -115.00                            96.3850       96.3850                   -
EDM3                                  -140.00                            95.8350       95.8000              49,000
EDU3                                  -140.00                            95.4100       95.3500              84,000
EDZ3                                  -140.00                            95.1050       95.0150             126,000
EDH4                                  -120.00                            94.9050       94.8100             114,000
                                                                                                           240,000



                                                     700,644,282       7.379000%
                                                     110,248,990       6.852000%
                                                     810,893,272       7.307349%



GSR0204 - Price/Yield - A1A

Balance  $164,250,000.00      Delay         0
Coupon   3.119                Dated         5/30/02
Settle   5/30/02              First Payment 6/25/02

       ----------------------------------------------------------------------------------------------------------------------
Price   5 CPR,    10 CPR,    15 CPR,   20 CPR,    25 CPR,   30 CPR,   35 CPR,  40 CPR,  50 CPR,   60 CPR,    70 CPR,  80 CPR,
       Call (Y)  Call (Y)   Call (Y)  Call (Y)   Call (Y)  Call (Y)  Call (Y) Call (Y) Call (Y)  Call (Y)   Call (Y) Call (Y)
       ----------------------------------------------------------------------------------------------------------------------
99-12    3.4643     3.5059    3.5581     3.6255    3.7155    3.8359    3.9679  4.1088    4.4241    4.7964    5.2544   5.8659 Yield
             57         61        66         73        82       115       158     181       228       277       328      389 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-16    3.3988      3.432    3.4737     3.5274    3.5993    3.6954    3.8007   3.913    4.1646    4.4614    4.8265   5.3136 Yield
             50         54        58         63        70       101       141     161       202       243       285      334 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-20    3.3334     3.3583    3.3894     3.4296    3.4833    3.5551    3.6339  3.7179    3.9058    4.1275    4.4002   4.7638 Yield
             44         46        49         53        59        87       125     142       176       210       242      279 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-24    3.2682     3.2847    3.3053      3.332    3.3676    3.4153    3.4675  3.5232    3.6478    3.7948    3.9755   4.2163 Yield
             37         39        41         43        47        73       108     122       151       176       200      224 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-28     3.203     3.2112    3.2214     3.2346    3.2522    3.2757    3.3015  3.3291    3.3906    3.4632    3.5524   3.6712 Yield
             31         31        32         34        36        59        92     103       125       143       158      169 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-00    3.138     3.1379    3.1376     3.1374     3.137    3.1365     3.136  3.1354    3.1342    3.1327    3.1308   3.1284 Yield
             24         24        24         24        24        45        75      83        99       110       115      115 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-04   3.0731     3.0647    3.0541     3.0404    3.0221    2.9977    2.9709  2.9423    2.8785    2.8033    2.7109    2.588 Yield
             18         17        16         14        13        31        58      64        74        77        73       61 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-08   3.0083     2.9916    2.9706     2.9436    2.9075    2.8592    2.8062  2.7498    2.6236    2.4749    2.2925   2.0499 Yield
             11          9         7          5         1        18        42      45        48        44        32        7 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-12   2.9436     2.9187    2.8874     2.8471    2.7931     2.721     2.642  2.5577    2.3694    2.1477    1.8757   1.5141 Yield
              5          2        -1         -5       -10         4        26      25        23        12       -10      -46 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-16    2.879     2.8459    2.8043     2.7507    2.6791    2.5831    2.4781  2.3662     2.116    1.8215    1.4605   0.9806 Yield
             -2         -5        -9        -15       -22       -10         9       6        -3       -21       -52     -100 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-20   2.8146     2.7732    2.7214     2.6546    2.5652    2.4456    2.3147  2.1751    1.8633    1.4965    1.0468   0.4495 Yield
             -8        -12       -18        -24       -33       -24        -7     -13       -28       -53       -93     -153 Spread
       ----------------------------------------------------------------------------------------------------------------------

WAL      2.0194     1.7876     1.562     1.3427    1.1295    0.9306      0.78  0.6652    0.5005    0.3874    0.3033   0.2353
Principal Jun02-     Jun02-    Jun02-     Jun02-    Jun02-    Jun02-    Jun02-  Jun02-    Jun02-    Jun02-    Jun02-    Jun02
Window    Sep04      Sep04     Sep04      Sep04     Sep04     Jun04     Feb04   Nov03     Jun03     Mar03     Jan03     -Nov02


LIBOR_1YR    2.553
CMT_1YR        2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0204 - Price/Yield - A1B

Balance  $135,028,000.00     Delay          24
Coupon   4.826               Dated          5/1/02
Settle   5/30/02             First Payment  6/25/02

         --------------------------------------------------------------------------------------------------------------------
Price    5 CPR,    10 CPR,   15 CPR,   20 CPR,   25 CPR,  30 CPR,    35 CPR,  40 CPR,   50 CPR,   60 CPR,   70 CPR,  80 CPR,
         Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y)   Call (Y) Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y)
         --------------------------------------------------------------------------------------------------------------------
99-12     5.0159     5.0159   5.0159    5.0159    5.0159    5.0164      5.02   5.0261     5.0448   5.0728    5.1248   5.2007 Yield
             120        120      120       120       120       121       125      132        152      182       221      256 Spread
         --------------------------------------------------------------------------------------------------------------------
99-16     4.9575     4.9575   4.9575    4.9575    4.9575    4.9578    4.9599   4.9635     4.9744   4.9908    5.0213   5.0657 Yield
             114        114      114       114       114       115       119      125        145      174       211      242 Spread
         --------------------------------------------------------------------------------------------------------------------
99-20     4.8992     4.8992   4.8992    4.8992    4.8992    4.8993    4.8999   4.9009     4.9042    4.909     4.918   4.9311 Yield
             108        108      108       108       108       109       113      119        138      165       200      229 Spread
         --------------------------------------------------------------------------------------------------------------------
99-24      4.841      4.841    4.841     4.841     4.841    4.8408      4.84   4.8385      4.834   4.8273    4.8149   4.7967 Yield
             103        103      103       103       103       103       107      113        131      157       190      215 Spread
         --------------------------------------------------------------------------------------------------------------------
99-28     4.7828     4.7828   4.7828    4.7828    4.7828    4.7825    4.7801   4.7762      4.764   4.7458    4.7119   4.6626 Yield
              97         97       97        97        97        97       101      107        124      149       180      202 Spread
         --------------------------------------------------------------------------------------------------------------------
100-00    4.7248     4.7248   4.7248    4.7248    4.7248    4.7242    4.7204   4.7139     4.6941   4.6644    4.6092   4.5288 Yield
              91         91       91        91        91        92        95      100        117      141       169      189 Spread
         --------------------------------------------------------------------------------------------------------------------
100-04    4.6668     4.6668   4.6668    4.6668    4.6668     4.666    4.6608   4.6518     4.6243   4.5831    4.5067   4.3953 Yield
              85         85       85        85        85        86        89       94        110      133       159      175 Spread
         --------------------------------------------------------------------------------------------------------------------
100-08     4.609      4.609    4.609     4.609     4.609    4.6079    4.6012   4.5898     4.5547    4.502    4.4043    4.262 Yield
              79         79       79        79        79        80        83       88        103      125       149      162 Spread
         --------------------------------------------------------------------------------------------------------------------
100-12    4.5512     4.5512   4.5512    4.5512    4.5512      4.55    4.5418   4.5278     4.4851   4.4211    4.3022   4.1291 Yield
              74         74       74        74        74        74        77       82         96      117       139      149 Spread
         --------------------------------------------------------------------------------------------------------------------
100-16    4.4935     4.4935   4.4935    4.4935    4.4935    4.4921    4.4825    4.466     4.4157   4.3403    4.2002   3.9964 Yield
              68         68       68        68        68        68        71       76         89      109       128      135 Spread
         --------------------------------------------------------------------------------------------------------------------
100-20     4.436      4.436    4.436     4.436     4.436    4.4342    4.4232   4.4043     4.3464   4.2596    4.0985   3.8639 Yield
              62         62       62        62        62        63        65       69         82      100       118      122 Spread
         --------------------------------------------------------------------------------------------------------------------

WAL        2.3194     2.3194   2.3194    2.3194    2.3194      2.31    2.2507   2.1562     1.9112   1.6327     1.282   0.9762
Principal  Sep04-     Sep04-   Sep04-    Sep04-    Sep04-    Jun04-    Feb04-   Nov03-     Jun03-   Mar03-    Jan03-   Nov02
Window     Sep04      Sep04    Sep04     Sep04     Sep04     Sep04     Sep04    Sep04      Sep04    Sep04     Apr04    -Nov03


LIBOR_1YR   2.553
CMT_1YR       2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0204 - Price/Yield - A2A

Balance  $123,800,000.00     Delay               0
Coupon   2.567               Dated               5/30/02
Settle   5/30/02             First Payment       6/25/02

         ---------------------------------------------------------------------------------------------------------------------
Price    5 CPR,    10 CPR,   15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,   40 CPR,  50 CPR,   60 CPR,   70 CPR,   80 CPR,
         Call (Y) Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y)  Call (Y)
         ---------------------------------------------------------------------------------------------------------------------
99-12     2.9538     3.194   3.4763    3.7688    4.0733     4.3869   4.7134    5.0534    5.7835   6.6002    7.4927    8.7026 Yield
               6        30      112       159       200        239      274       308       381      462       552       673 Spread
         --------------------------------------------------------------------------------------------------------------------
99-16     2.8787    3.0705    3.296    3.5294    3.7724     4.0225   4.2829     4.554    5.1357   5.7861    6.4961    7.4579 Yield
              -2        17       94       135       170        202      231       258       316      381       452       548 Spread
         --------------------------------------------------------------------------------------------------------------------
99-20     2.8038    2.9474   3.1161    3.2907    3.4724     3.6594   3.8541    4.0566     4.491   4.9763    5.5057    6.2223 Yield
              -9         5       76       111       140        166      188       208       251      300       353       425 Spread
         --------------------------------------------------------------------------------------------------------------------
99-24     2.7291    2.8245   2.9367    3.0527    3.1734     3.2976   3.4268    3.5612    3.8494   4.1711    4.5217    4.9959 Yield
             -17        -7       58        87       110        130      145       158       187      219       254       302 Spread
         --------------------------------------------------------------------------------------------------------------------
99-28     2.6545     2.702   2.7577    2.8153    2.8753      2.937   3.0011    3.0678    3.2107   3.3702    3.5438    3.7785 Yield
             -24       -20       40        64        80         94      102       109       123      139       157       180 Spread
         --------------------------------------------------------------------------------------------------------------------
100-00    2.5801    2.5797   2.5792    2.5787    2.5781     2.5776    2.577    2.5764    2.5751   2.5737    2.5721    2.5701 Yield
             -32       -32       22        40        51         58       60        60        60       60        60        59 Spread
         --------------------------------------------------------------------------------------------------------------------
100-04    2.5058    2.4577   2.4011    2.3426    2.2819     2.2194   2.1545     2.087    1.9425   1.7816    1.6066    1.3705 Yield
             -39       -44        5        16        21         22       18        11        -3      -20       -37       -61 Spread
         --------------------------------------------------------------------------------------------------------------------
100-08    2.4317    2.3359   2.2235    2.1073    1.9866     1.8625   1.7335    1.5995    1.3128   0.9937     0.647    0.1798 Yield
             -47       -56      -13        -7        -8        -14      -24       -38       -66      -98      -133      -180 Spread
         --------------------------------------------------------------------------------------------------------------------
100-12    2.3577    2.2145   2.0464    1.8726    1.6922     1.5067   1.3141     1.114    0.6861   0.2102   -0.3065   -1.0022 Yield
             -54       -68      -31       -31       -38        -49      -66       -86      -129     -177      -228      -298 Spread
         --------------------------------------------------------------------------------------------------------------------
100-16    2.2838    2.0933   1.8697    1.6386    1.3987     1.1522   0.8962    0.6305    0.0623  -0.5691    -1.254   -2.1755 Yield
             -61       -80      -49       -54       -67        -85     -108      -135      -191     -255      -323      -415 Spread
         --------------------------------------------------------------------------------------------------------------------
100-20    2.2101    1.9724   1.6934    1.4052    1.1061     0.7988   0.4799    0.1488   -0.5585  -1.3442   -2.1957   -3.3402 Yield
             -69       -92      -66       -77       -97       -120     -150      -183      -254     -332      -417      -532 Spread
         --------------------------------------------------------------------------------------------------------------------

WAL        1.7497    1.0543   0.7182      0.54    0.4294     0.3546   0.3003     0.259    0.2001   0.1596    0.1308    0.1052
Principal  Jun02-    Jun02-   Jun02-    Jun02-    Jun02-     Jun02-   Jun02-    Jun02-    Jun02-   Jun02-    Jun02-    Jun02-
Window      Feb05     Jul04    Nov03     Jun03     Apr03      Feb03    Dec02     Nov02     Oct02    Sep02     Aug02     Jul02


LIBOR_1YR   2.553
CMT_1YR       2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0204 - Price/Yield - A2B

Balance  $207,900,000.00     Delay                       0
Coupon   3.719               Dated                 5/30/02
Settle   5/30/02             First Payment         6/25/02

         ---------------------------------------------------------------------------------------------------------------------
Price    5 CPR,    10 CPR,   15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,   40 CPR,   50 CPR,   60 CPR,   70 CPR,  80 CPR,
         Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y)
         ---------------------------------------------------------------------------------------------------------------------
99-12     3.9928   3.9962   4.0191    4.0571    4.1118     4.1875   4.2713    4.3614      4.564   4.8074    5.1167   5.5293 Yield
             110      110      112       116       121        129      137       146        218      256       300      352 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-16     3.9436   3.9463   3.9646    3.9949    4.0387     4.0991   4.1661     4.238     4.3998   4.5941     4.841   5.1702 Yield
             105      105      107       110       114        120      127       134        201      235       273      317 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-20     3.8944   3.8965   3.9102    3.9329    3.9656     4.0109    4.061    4.1148     4.2359   4.3813     4.566   4.8121 Yield
             100      100      101       104       107        111      116       122        185      213       245      281 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-24     3.8454   3.8468   3.8559     3.871    3.8927     3.9228   3.9561    3.9919     4.0724    4.169    4.2917   4.4552 Yield
              95       95       96        97       100        103      106       109        169      192       218      245 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-28     3.7964   3.7971   3.8016    3.8091    3.8199     3.8349   3.8515    3.8693     3.9093   3.9573    4.0182   4.0994 Yield
              90       90       90        91        92         94       95        97        152      171       191      209 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-00    3.7475   3.7475   3.7474    3.7474    3.7473     3.7471    3.747    3.7468     3.7465    3.746    3.7455   3.7448 Yield
              85       85       85        85        85         85       85        85        136      150       163      174 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-04    3.6987    3.698   3.6934    3.6857    3.6748     3.6596   3.6427    3.6247      3.584   3.5353    3.4735   3.3912 Yield
              80       80       80        79        78         76       75        73        120      129       136      139 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-08    3.6499   3.6485   3.6394    3.6242    3.6024     3.5722   3.5387    3.5027      3.422   3.3251    3.2022   3.0387 Yield
              75       75       74        73        71         68       64        61        104      108       109      103 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-12    3.6012   3.5992   3.5855    3.5628    3.5301     3.4849   3.4348    3.3811     3.2603   3.1154    2.9317   2.6873 Yield
              70       70       69        67        63         59       54        48         87       87        82       68 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-16    3.5526   3.5499   3.5317    3.5015     3.458     3.3978   3.3312    3.2596     3.0989   2.9062    2.6619   2.3371 Yield
              66       65       63        60        56         50       43        36         71       66        55       33 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-20    3.5041   3.5006   3.4779    3.4402    3.3859     3.3109   3.2277    3.1384     2.9379   2.6975    2.3929   1.9879 Yield
              61       60       58        54        49         41       33        24         55       45        28       -2 Spread
         ---------------------------------------------------------------------------------------------------------------------

WAL        2.7361   2.6963   2.4612    2.1503    1.8177     1.4957     1.25    1.0626     0.7948   0.6103    0.4714   0.3617
Principal  Feb05-   Jul04-   Nov03-    Jun03-    Apr03-      Feb03   Dec02-    Nov02-     Oct02-   Sep02-    Aug02-   Jul02-
Window      Feb05    Feb05    Feb05     Feb05     Feb05     -Nov04    Jun04     Feb04      Sep03    May03     Feb03    Dec02


LIBOR_1YR   2.553
CMT_1YR       2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0204 - Price/Yield - A2C

Balance  $211,729,000.00     Delay                      24
Coupon   5.626               Dated                  5/1/02
Settle   5/30/02             First Payment         6/25/02

         ---------------------------------------------------------------------------------------------------------------------
Price      5 CPR,   10 CPR,    15 CPR,   20 CPR,   25 CPR,  30 CPR,   35 CPR,   40 CPR,   50 CPR,   60 CPR,  70 CPR,  80 CPR,
         Call (Y)  Call (Y)   Call (Y)  Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y) Call (Y)
         ---------------------------------------------------------------------------------------------------------------------
100-12     5.3899    5.3899    5.3899    5.3899    5.3899    5.3886   5.3801    5.3653     5.3196   5.2399   5.1107    4.936 Yield
              131       131       131       131       131       132      136       142        159      183      211      225 Spread
         --------------------------------------------------------------------------------------------------------------------
100-16     5.3398    5.3398    5.3398    5.3398    5.3398    5.3384   5.3284    5.3111      5.258    5.165   5.0146    4.811 Yield
              126       126       126       126       126       126      131       137        152      176      201      212 Spread
         --------------------------------------------------------------------------------------------------------------------
100-20     5.2898    5.2898    5.2898    5.2898    5.2898    5.2882   5.2768    5.2571     5.1964   5.0903   4.9186   4.6863 Yield
              121       121       121       121       121       121      125       132        146      169      191      200 Spread
         --------------------------------------------------------------------------------------------------------------------
100-24     5.2399    5.2399    5.2399    5.2399    5.2399    5.2381   5.2253    5.2031      5.135   5.0158   4.8228   4.5618 Yield
              116       116       116       116       116       116      120       126        140      161      182      188 Spread
          --------------------------------------------------------------------------------------------------------------------
100-28     5.1901    5.1901    5.1901    5.1901    5.1901    5.1881   5.1738    5.1493     5.0736   4.9413   4.7272   4.4376 Yield
              111       111       111       111       111       111      115       121        134      154      172      175 Spread
         --------------------------------------------------------------------------------------------------------------------
101-00     5.1403    5.1403    5.1403    5.1403    5.1403    5.1381   5.1225    5.0955     5.0124    4.867   4.6317   4.3136 Yield
              106       106       106       106       106       106      110       115        128      146      163      163 Spread
         --------------------------------------------------------------------------------------------------------------------
101-04     5.0907    5.0907    5.0907    5.0907    5.0907    5.0882   5.0712    5.0418     4.9512   4.7929   4.5364   4.1899 Yield
              101       101       101       101       101       101      105       110        122      139      153      150 Spread
          --------------------------------------------------------------------------------------------------------------------
101-08     5.0411    5.0411    5.0411    5.0411    5.0411    5.0384     5.02    4.9882     4.8902   4.7188   4.4413   4.0664 Yield
               96        96        96        96        96        96      100       105        116      131      144      138 Spread
         --------------------------------------------------------------------------------------------------------------------
101-12     4.9915    4.9915    4.9915    4.9915    4.9915    4.9887   4.9689    4.9346     4.8292   4.6449   4.3464   3.9432 Yield
               91        91        91        91        91        92       95        99        110      124      134      126 Spread
         --------------------------------------------------------------------------------------------------------------------
101-16     4.9421    4.9421    4.9421    4.9421    4.9421    4.9391   4.9179    4.8812     4.7684   4.5711   4.2517   3.8201 Yield
               86        86        86        86        86        87       90        94        103      117      125      113 Spread
          --------------------------------------------------------------------------------------------------------------------
101-20     4.8927    4.8927    4.8927    4.8927    4.8927    4.8895   4.8669    4.8278     4.7076   4.4974   4.1571   3.6974 Yield
               81         81        81        81        81        82       84        89         97      109      115      101 Spread
         ---------------------------------------------------------------------------------------------------------------------

WAL        2.7361     2.7361    2.7361    2.7361    2.7361    2.7243   2.6445    2.5176     2.1941   1.7884   1.3737   1.0458
Principal  Feb05-     Feb05-    Feb05-    Feb05-    Feb05-    Nov04-   Jun04-    Feb04-     Sep03-   May03-   Feb03-     Dec02-
Window      Feb05      Feb05     Feb05     Feb05     Feb05     Feb05    Feb05     Feb05      Feb05    Nov04    Apr04      Nov03


LIBOR_1YR   2.553
CMT_1YR       2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - B1

Balance  $10,409,000.00      Delay                      24
Coupon   6.9408309           Dated                  5/1/02
Settle   5/30/02             First Payment         6/25/02

         ---------------------------------------------------------------------------------------------------------------------
Price     5 CPR,   10 CPR,   15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,   40 CPR,   50 CPR,   60 CPR,  70 CPR,  80 CPR,
         Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y) Call (Y)
         ---------------------------------------------------------------------------------------------------------------------
100-10    5.3118     5.4261    5.586    5.7674    5.9243     6.0554   6.1774     6.288     6.4909   6.5856   6.4861   6.3513 Yield
              12         33       74       113       141        182      219       250        302      339      370      383 Spread
         --------------------------------------------------------------------------------------------------------------------
100-14    5.2987     5.4098   5.5654    5.7419    5.8943     6.0213   6.1388    6.2447     6.4371   6.5166   6.3963   6.2399 Yield
              11         32       71       110       138        179      215       246        296      332      361      371 Spread
         --------------------------------------------------------------------------------------------------------------------
100-18    5.2855     5.3935   5.5448    5.7164    5.8643     5.9872   6.1003    6.2016     6.3833   6.4477   6.3068   6.1287 Yield
              10         30       69       108       135        175      212       242        291      325      352      360 Spread
         --------------------------------------------------------------------------------------------------------------------
100-22    5.2723     5.3773   5.5243    5.6909    5.8344     5.9532   6.0619    6.1585     6.3297   6.3789   6.2174   6.0177 Yield
               8         28       67       105       132        172      208       237        286      318      343      349 Spread
         --------------------------------------------------------------------------------------------------------------------
100-26    5.2592     5.3611   5.5038    5.6655    5.8046     5.9193   6.0236    6.1155     6.2761   6.3102   6.1281   5.9069 Yield
               7         27       65       103       129        169      204       233        280      311      334      338 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-30    5.2461      5.345   5.4833    5.6401    5.7748     5.8854   5.9853    6.0725     6.2226   6.2416    6.039   5.7963 Yield
               6         25       63       100       126        165      200       229        275      304      325      327 Spread
         --------------------------------------------------------------------------------------------------------------------
101-02    5.2331     5.3289   5.4629    5.6148     5.745     5.8516    5.947    6.0296     6.1692   6.1732   5.9501   5.6859 Yield
               4         24       61        97       123        162      196       224        270      297      316      316 Spread
         --------------------------------------------------------------------------------------------------------------------
101-06      5.22     5.3127   5.4425    5.5895    5.7153     5.8178   5.9088    5.9868     6.1159   6.1049   5.8613   5.5758 Yield
               3         22       59        95       120        158      192       220        264      290      307      305 Spread
         --------------------------------------------------------------------------------------------------------------------
101-10     5.207     5.2967   5.4221    5.5643    5.6857     5.7841   5.8707    5.9441     6.0627   6.0367   5.7727   5.4658 Yield
               2         20       57        92       117        155      189       216        259      284      299      294 Spread
         --------------------------------------------------------------------------------------------------------------------
101-14     5.194     5.2806   5.4018    5.5391    5.6561     5.7504   5.8327    5.9014     6.0095   5.9686   5.6843   5.3561 Yield
               0         19       55        90       114        152      185       212        254      277      290      283 Spread
         --------------------------------------------------------------------------------------------------------------------
101-18    5.1811     5.2646   5.3815    5.5139    5.6265     5.7168   5.7947    5.8588     5.9565   5.9006    5.596   5.2465 Yield
              -1         17       53        87       111        148      181       207        248      270      281      272 Spread
         ---------------------------------------------------------------------------------------------------------------------
WAL      15.0925    11.0113   8.0458    6.1685    5.0812     4.3644   3.7904    3.3295      2.608   1.9885   1.5025    1.195
Principal  Jun02-    Jun02-   Jun02-    Jun02-    Jun02-     Jun02-   Jun02-    Jun02-     Jun02-   Jun02-   Jun02-    Jun02-
Window      Sep24     Dec18    Aug14     Oct11     Nov09      Jul08    Jul07     Oct06      Sep05    Nov04    Apr04    Nov03


LIBOR_1YR   2.553
CMT_1YR       2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0204 - Price/Yield - B2

Balance  $5,638,000.00       Delay               24
Coupon   6.9408309           Dated               5/1/02
Settle   5/30/02             First Payment       6/25/02

         ----------------------------------------------------------------------------------------------------------------------
Price    5 CPR,    10 CPR,   15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,  40 CPR,   50 CPR,   60 CPR,   70 CPR,   80 CPR,
         Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)
         ----------------------------------------------------------------------------------------------------------------------
99-10+    5.4154     5.5539   5.7478    5.9679    6.1597    6.3231   6.4799   6.6272     6.9135   7.1274    7.1907    7.2266 Yield
              23         46       90       133       164       209      249      284        344      393       440       470 Spread
         --------------------------------------------------------------------------------------------------------------------
99-14+    5.4021     5.5373   5.7269     5.942    6.1293    6.2886   6.4408   6.5834     6.8589   7.0574    7.0996    7.1135 Yield
              21         44       88       130       161       205      246      280        339      386       431       459 Spread
         --------------------------------------------------------------------------------------------------------------------
99-18+    5.3887     5.5209   5.7061    5.9162    6.0989     6.254   6.4018   6.5396     6.8044   6.9876    7.0088    7.0006 Yield
              20         43       86       128       158       202      242      275        333      379       422       447 Spread
         --------------------------------------------------------------------------------------------------------------------
99-22+    5.3754     5.5044   5.6852    5.8904    6.0686    6.2196   6.3629    6.496     6.7501   6.9179    6.9181    6.8879 Yield
              19         41       83       125       155       199      238      271        328      372       413       436 Spread
         --------------------------------------------------------------------------------------------------------------------
99-26+     5.362      5.488   5.6645    5.8646    6.0384    6.1852   6.3241   6.4524     6.6958   6.8482    6.8275    6.7754 Yield
              17         39       81       122       152       195      234      267        322      365       404       425 Spread
         --------------------------------------------------------------------------------------------------------------------
99-30+    5.3488     5.4716   5.6437    5.8389    6.0082    6.1509   6.2853   6.4089     6.6416   6.7787    6.7372    6.6632 Yield
              16         38       79       120       149       192      230      262        317      358       395       414 Spread
         --------------------------------------------------------------------------------------------------------------------
100-02+   5.3355     5.4553    5.623    5.8132     5.978    6.1166   6.2465   6.3655     6.5875   6.7094     6.647    6.5512 Yield
              15         36       77       117       146       188      226      258        311      351       386       403 Spread
         --------------------------------------------------------------------------------------------------------------------
100-06+   5.3223     5.4389   5.6023    5.7876     5.948    6.0824   6.2078   6.3221     6.5335   6.6401    6.5569    6.4394 Yield
              13         35       75       115       143       185      222      254        306      344       377       391 Spread
         --------------------------------------------------------------------------------------------------------------------
100-10+   5.3091     5.4226   5.5817     5.762    5.9179    6.0482   6.1692   6.2788     6.4795    6.571    6.4671    6.3278 Yield
              12         33       73       112       140       181      218      249        301      337       368       380 Spread
         --------------------------------------------------------------------------------------------------------------------
100-14+   5.2959     5.4064   5.5611    5.7365    5.8879    6.0141   6.1307   6.2356     6.4257    6.502    6.3774    6.2164 Yield
              11         31       71       110       137       178      215      245        295      330       359       369 Spread
         --------------------------------------------------------------------------------------------------------------------
100-18+   5.2827     5.3901   5.5405     5.711     5.858      5.98   6.0922   6.1924      6.372   6.4331    6.2878    6.1052 Yield
               9         30       69       107       134       175      211      241        290      323       350       358 Spread
         ---------------------------------------------------------------------------------------------------------------------

WAL      15.0925    11.0113   8.0458    6.1685    5.0812    4.3644   3.7904   3.3295      2.608   1.9885    1.5025     1.195
Principal  Jun02-    Jun02-   Jun02-    Jun02-    Jun02-    Jun02-   Jun02-   Jun02-     Jun02-   Jun02-    Jun02-      Jun02-
Window      Sep24     Dec18    Aug14     Oct11     Nov09     Jul08    Jul07    Oct06      Sep05    Nov04     Apr04       Nov03


LIBOR_1YR   2.553
CMT_1YR       2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0204 - Price/Yield - B3

Balance  $3,470,000.00       Delay               24
Coupon   6.9408309           Dated               5/1/02
Settle   5/30/02             First Payment       6/25/02

        ----------------------------------------------------------------------------------------------------------------------
Price   5 CPR,     10 CPR,    15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,  40 CPR,   50 CPR,   60 CPR,  70 CPR,   80 CPR,
        Call (Y)  Call (Y)   Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y) Call (Y)  Call (Y)
        ----------------------------------------------------------------------------------------------------------------------
97-23+   5.5886     5.7672    6.0178    6.3023    6.5521     6.7694   6.9841   7.1926     7.6181   8.0312   8.3672    8.6893 Yield
             40         67       117       166       203        254      300      341        414      483      558       616 Spread
        ---------------------------------------------------------------------------------------------------------------------
97-27+   5.5749     5.7503    5.9964    6.2758    6.5211      6.734   6.9442   7.1479     7.5623   7.9597    8.274    8.5733 Yield
             39         66       115       164       200        250      296      336        409      476      549       605 Spread
        ---------------------------------------------------------------------------------------------------------------------
97-31+   5.5612     5.7334     5.975    6.2494      6.49     6.6988   6.9044   7.1032     7.5066   7.8882    8.181    8.4576 Yield
             37         64       112       161       197        246      292      332        403      469      539       593 Spread
        ---------------------------------------------------------------------------------------------------------------------
98-03+   5.5475     5.7166    5.9537     6.223    6.4591     6.6636   6.8646   7.0586      7.451   7.8169   8.0881    8.3421 Yield
             36         62       110       158       194        243      288      327        398      462      530       582 Spread
        ---------------------------------------------------------------------------------------------------------------------
98-07+   5.5338     5.6998    5.9325    6.1967    6.4282     6.6284   6.8249    7.014     7.3955   7.7457   7.9954    8.2268 Yield
             34         61       108       156       191        239      284      323        392      455      521       570 Spread
        ---------------------------------------------------------------------------------------------------------------------
98-11+   5.5202      5.683    5.9113    6.1704    6.3973     6.5933   6.7853   6.9696     7.3401   7.6746   7.9028    8.1117 Yield
             33         59       106       153       188        236      280      318        387      447      512       559 Spread
        ---------------------------------------------------------------------------------------------------------------------
98-15+   5.5066     5.6662    5.8901    6.1441    6.3665     6.5583   6.7457   6.9252     7.2848   7.6037   7.8105    7.9969 Yield
             32         57       104       150       185        232      276      314        381      440      502       547 Spread
        ---------------------------------------------------------------------------------------------------------------------
98-19+   5.4931     5.6495    5.8689    6.1179    6.3358     6.5233   6.7062   6.8809     7.2296   7.5329   7.7183    7.8823 Yield
             30         56       102       148       182        229      272      310        376      433      493       536 Spread
        ---------------------------------------------------------------------------------------------------------------------
98-23+   5.4795     5.6328    5.8478    6.0918    6.3051     6.4884   6.6667   6.8367     7.1745   7.4622   7.6263    7.7679 Yield
             29         54       100       145       179        225      268      305        370      426      484       524 Spread
        ---------------------------------------------------------------------------------------------------------------------
98-27+    5.466     5.6162    5.8267    6.0657    6.2744     6.4536   6.6273   6.7925     7.1195   7.3916   7.5344    7.6538 Yield
             28         52        98       143       176        222      264      301        365      419      475       513 Spread
        ---------------------------------------------------------------------------------------------------------------------
98-31+   5.4525     5.5996    5.8057    6.0396    6.2438     6.4188    6.588   6.7484     7.0646   7.3212   7.4428    7.5398 Yield
             26         51        95       140       173        219      260      296        359      412      466       501 Spread
        ----------------------------------------------------------------------------------------------------------------------

WAL     15.0925    11.0113    8.0458    6.1685    5.0812     4.3644   3.7904   3.3295      2.608   1.9885   1.5025     1.195
Principal  Jun02-    Jun02-   Jun02-    Jun02-    Jun02-     Jun02-   Jun02-   Jun02-     Jun02-   Jun02-   Jun02-     Jun02-
Window      Sep24     Dec18    Aug14     Oct11     Nov09      Jul08    Jul07    Oct06      Sep05    Nov04    Apr04     Nov03


LIBOR_1YR   2.553
CMT_1YR       2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204 - Price/Yield - A1A

Balance  $164,250,000.00   Delay               0         After Reset, Coupon on Class: 1yr CMT + 175
Coupon   3.119             Dated         5/30/02
Settle   5/30/02           First Payment 6/25/02

        ---------------------------------------------------------------------------------------------------------------------
Price    5 CPR,   10 CPR,    15 CPR,   20 CPR,   25 CPR,  30 CPR,   35 CPR,  40 CPR,   50 CPR,    60 CPR,   70 CPR,  80 CPR,
         Call (Y) Call (Y)   Call (Y)  Call (Y)  Call (Y) Call (Y)  Call (Y) Call (Y)  Call (Y)   Call (Y)  Call (Y) Call (Y)
        ---------------------------------------------------------------------------------------------------------------------
99-12     3.8008    3.7005    3.6496    3.6542    3.7179    3.8359   3.9679   4.1088     4.4241    4.7964    5.2544   5.8659 Yield
              90        80        75        76        82       115      158      181        228       277       328      389 Spread
        ---------------------------------------------------------------------------------------------------------------------
99-16     3.7709    3.6516    3.5799    3.5623    3.6025    3.6954   3.8007    3.913     4.1646    4.4614    4.8265   5.3136 Yield
              87        75        68        67        71       101      141      161        202       243       285      334 Spread
        ---------------------------------------------------------------------------------------------------------------------
99-20      3.741    3.6027    3.5103    3.4707    3.4873    3.5551   3.6339   3.7179     3.9058    4.1275    4.4002   4.7638 Yield
              84        71        61        57        59        87      125      142        176       210       242      279 Spread
        ---------------------------------------------------------------------------------------------------------------------
99-24     3.7112    3.5539    3.4409    3.3792    3.3723    3.4153   3.4675   3.5232     3.6478    3.7948    3.9755   4.2163 Yield
              81        66        54        48        48        73      108      122        151       176       200      224 Spread
        ---------------------------------------------------------------------------------------------------------------------
99-28     3.6815    3.5052    3.3716    3.2879    3.2577    3.2757   3.3015   3.3291     3.3906    3.4632    3.5524   3.6712 Yield
              78        61        47        39        36        59       92      103        125       143       158      169 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-00    3.6518    3.4566    3.3025    3.1969    3.1433    3.1365    3.136   3.1354     3.1342    3.1327    3.1308   3.1284 Yield
              75        56        41        30        25        45       75       83         99       110       115      115 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-04    3.6222    3.4081    3.2335     3.106    3.0292    2.9977   2.9709   2.9423     2.8785    2.8033    2.7109    2.588 Yield
              73        51        34        21        13        31       58       64         74        77        73       61 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-08    3.5927    3.3598    3.1646    3.0153    2.9153    2.8592   2.8062   2.7498     2.6236    2.4749    2.2925   2.0499 Yield
              70        46        27        12         2        18       42       45         48        44        32        7 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-12    3.5632    3.3115    3.0959    2.9249    2.8017     2.721    2.642   2.5577     2.3694    2.1477    1.8757   1.5141 Yield
              67        41        20         3       -10         4       26       25         23        12       -10      -46 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-16    3.5337    3.2633    3.0274    2.8346    2.6884    2.5831   2.4781   2.3662      2.116    1.8215    1.4605   0.9806 Yield
              64        37        13        -6       -21       -10        9        6         -3       -21       -52     -100 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-20    3.5043    3.2152     2.959    2.7446    2.5753    2.4456   2.3147   2.1751     1.8633    1.4965    1.0468   0.4495 Yield
              61        32         6       -15       -32       -24       -7      -13        -28       -53       -93     -153 Spread
         ---------------------------------------------------------------------------------------------------------------------
WAL        4.7697    2.7787     1.914    1.4379    1.1374    0.9306     0.78   0.6652     0.5005    0.3874    0.3033   0.2353
Principal  Jun02-   Jun02-     Jun02-    Jun02-    Jun02-   Jun02-    Jun02-   Jun02-     Jun02-    Jun02-    Jun02-   Jun02-
Window     Sep12    Jul08      Sep06     Aug05     Dec04    Jun04     Feb04    Nov03      Jun03     Mar03     Jan03    Nov02


LIBOR_1YR   2.553
CMT_1YR       2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0204 - Price/Yield - A1B

Balance  $135,028,000.00   Delay               24     After Reset, Coupon on Class: 1yr CMT + 175
Coupon   4.826             Dated          5/1/02
Settle   5/30/02           First Payment 6/25/02

       ----------------------------------------------------------------------------------------------------------------------
Price   5 CPR,   10 CPR,   15 CPR,   20 CPR,   25 CPR,   30 CPR,    35 CPR,   40 CPR,   50 CPR,   60 CPR,  70 CPR,   80 CPR,
        Call (Y) Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)   Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y)  Call (Y)
       ----------------------------------------------------------------------------------------------------------------------
99-12    4.2556    4.3122     4.381    4.4573     4.541    4.6295    4.7134    4.7905    4.9276    5.0526   5.1248    5.2007 Yield
           -138      -132      -110       -75       -39        -1        30        57       119       176      221       256 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-16    4.2449    4.2979    4.3624    4.4339    4.5124    4.5952     4.673    4.7435    4.8658    4.9723   5.0213    5.0657 Yield
           -139      -134      -112       -77       -42        -4        26        53       113       168      211       242 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-20    4.2342    4.2837    4.3438    4.4105    4.4838     4.561    4.6326    4.6966    4.8041    4.8922    4.918    4.9311 Yield
           -140      -135      -114       -80       -45        -8        22        48       107       160      200       229 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-24    4.2235    4.2694    4.3252    4.3872    4.4552    4.5268    4.5923    4.6498    4.7425    4.8121   4.8149    4.7967 Yield
           -141      -137      -116       -82       -48       -11        18        43       100       152      190       215 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-28    4.2128    4.2552    4.3067     4.364    4.4267    4.4926    4.5521     4.603     4.681    4.7323   4.7119    4.6626 Yield
           -142      -138      -118       -84       -51       -15        14        39        94       144      180       202 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-00   4.2021     4.241    4.2882    4.3407    4.3983    4.4585    4.5119    4.5563    4.6196    4.6525   4.6092    4.5288 Yield
           -143      -139      -119       -87       -54       -18        10        34        88       136      169       189 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-04   4.1914    4.2268    4.2698    4.3175    4.3698    4.4245    4.4718    4.5098    4.5584    4.5729   4.5067    4.3953 Yield
           -144      -141      -121       -89       -56       -21         6        29        82       128      159       175 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-08   4.1808    4.2126    4.2514    4.2943    4.3415    4.3905    4.4318    4.4632    4.4972    4.4935   4.4043     4.262 Yield
           -145      -142      -123       -91       -59       -25         2        25        76       120      149       162 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-12   4.1702    4.1985     4.233    4.2712    4.3132    4.3566    4.3918    4.4168    4.4362    4.4142   4.3022    4.1291 Yield
           -147      -144      -125       -94       -62       -28        -2        20        70       112      139       149 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-16   4.1595    4.1844    4.2146    4.2481    4.2849    4.3227    4.3519    4.3704    4.3752     4.335   4.2002    3.9964 Yield
           -148      -145      -127       -96       -65       -32        -6        15        64       105      128       135 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-20    4.149    4.1703    4.1963    4.2251    4.2567    4.2889    4.3121    4.3241    4.3144     4.256   4.0985    3.8639 Yield
           -149      -147      -129       -98       -68       -35       -10        11        58        97      118       122 Spread
       ----------------------------------------------------------------------------------------------------------------------

WAL       17.0283   11.6378     8.384    6.3956   5.0756    4.1512    3.4676    2.9471    2.1996    1.6693    1.282    0.9762
Principal Sep12-    Jul08-     Sep06-    Aug05-   Dec04-    Jun04-    Feb04-    Nov03-    Jun03-    Mar03-   Jan03-     Nov02-
Window    Sep24     Dec18      Aug14     Oct11    Nov09     Jul08     Jul07     Oct06     Sep05     Nov04    Apr04      Nov03


LIBOR_1YR   2.553
CMT_1YR       2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0204 - Price/Yield - A2A

Balance  $123,800,000.00    Delay          0               After Reset, Coupon on Class: 1yr CMT + 175
Coupon   2.5       67       Dated          5/30/02
Settle   5/30/02            First Payment  6/25/02

       ----------------------------------------------------------------------------------------------------------------------
Price   5 CPR,   10 CPR,   15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,   40 CPR,   50 CPR,   60 CPR,   70 CPR,   80 CPR,
        Call (Y) Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)
       ----------------------------------------------------------------------------------------------------------------------
99-12    3.0442     3.194    3.4763    3.7688    4.0733    4.3869   4.7134    5.0534    5.7835    6.6002    7.4927    8.7026 Yield
             15        30       112       159       200       239      274       308       381       462       552       673 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-16    2.9752    3.0705     3.296    3.5294    3.7724    4.0225   4.2829     4.554    5.1357    5.7861    6.4961    7.4579 Yield
              8        17        94       135       170       202      231       258       316       381       452       548 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-20    2.9064    2.9474    3.1161    3.2907    3.4724    3.6594   3.8541    4.0566     4.491    4.9763    5.5057    6.2223 Yield
              1         5        76       111       140       166      188       208       251       300       353       425 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-24    2.8377    2.8245    2.9367    3.0527    3.1734    3.2976   3.4268    3.5612    3.8494    4.1711    4.5217    4.9959 Yield
             -6        -7        58        87       110       130      145       158       187       219       254       302 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-28    2.7691     2.702    2.7577    2.8153    2.8753     2.937   3.0011    3.0678    3.2107    3.3702    3.5438    3.7785 Yield
            -13       -20        40        64        80        94      102       109       123       139       157       180 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-00   2.7007    2.5797    2.5792    2.5787    2.5781    2.5776    2.577    2.5764    2.5751    2.5737    2.5721    2.5701 Yield
            -20       -32        22        40        51        58       60        60        60        60        60        59 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-04   2.6324    2.4577    2.4011    2.3426    2.2819    2.2194   2.1545     2.087    1.9425    1.7816    1.6066    1.3705 Yield
            -26       -44         5        16        21        22       18        11        -3       -20       -37       -61 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-08   2.5643    2.3359    2.2235    2.1073    1.9866    1.8625   1.7335    1.5995    1.3128    0.9937     0.647    0.1798 Yield
            -33       -56       -13        -7        -8       -14      -24       -38       -66       -98      -133      -180 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-12   2.4962    2.2145    2.0464    1.8726    1.6922    1.5067   1.3141     1.114    0.6861    0.2102   -0.3065   -1.0022 Yield
            -40       -68       -31       -31       -38       -49      -66       -86      -129      -177      -228      -298 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-16   2.4284    2.0933    1.8697    1.6386    1.3987    1.1522   0.8962    0.6305    0.0623   -0.5691    -1.254   -2.1755 Yield
            -47       -80       -49       -54       -67       -85     -108      -135      -191      -255      -323      -415 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-20   2.3606    1.9724    1.6934    1.4052    1.1061    0.7988   0.4799    0.1488   -0.5585   -1.3442   -2.1957   -3.3402 Yield
            -54       -92       -66       -77       -97      -120     -150      -183      -254      -332      -417      -532 Spread
       ----------------------------------------------------------------------------------------------------------------------

WAL       1.9111    1.0543    0.7182     0.54    0.4294    0.3546    0.3003     0.259    0.2001    0.1596    0.1308    0.1052
Principal  Jun02-   Jun02-    Jun02-    Jun02-    Jun02-   Jun02-     Jun02-    Jun02-    Jun02-    Jun02-    Jun02-    Jun02-
Window     Mar06    Jul04     Nov03     Jun03     Apr03    Feb03      Dec02     Nov02     Oct02     Sep02     Aug02     Jul02


LIBOR_1YR   2.553
CMT_1YR       2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0204 - Price/Yield - A2B

Balance  $207,900,000.00    Delay          0                 After Reset, Coupon on Class: 1yr CMT + 175
Coupon   3.719              Dated          5/30/02
Settle   5/30/02            First Payment  6/25/02

       ----------------------------------------------------------------------------------------------------------------------
Price   5 CPR,    10 CPR,   15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,  40 CPR,   50 CPR,   60 CPR,   70 CPR,   80 CPR,
        Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)
       ----------------------------------------------------------------------------------------------------------------------
99-12    4.0479    4.0293    4.0317     4.059    4.1116     4.1875   4.2713   4.3614     4.564    4.8074    5.1167    5.5293 Yield
            115       113       113       116       121        129      137      146       218       256       300       352 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-16    4.0284    3.9981    3.9877    4.0012     4.039     4.0991   4.1661    4.238    4.3998    4.5941     4.841    5.1702 Yield
            113       110       109       110       114        120      127      134       201       235       273       317 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-20    4.0088     3.967    3.9438    3.9435    3.9666     4.0109    4.061   4.1148    4.2359    4.3813     4.566    4.8121 Yield
            111       107       105       105       107        111      116      122       185       213       245       281 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-24    3.9893    3.9359    3.8999     3.886    3.8942     3.9228   3.9561   3.9919    4.0724     4.169    4.2917    4.4552 Yield
            109       104       100        99       100        103      106      109       169       192       218       245 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-28    3.9699    3.9049    3.8562    3.8285     3.822     3.8349   3.8515   3.8693    3.9093    3.9573    4.0182    4.0994 Yield
            107       101        96        93        93         94       95       97       152       171       191       209 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-00   3.9504    3.8739    3.8125    3.7711      3.75     3.7471    3.747   3.7468    3.7465     3.746    3.7455    3.7448 Yield
            105        98        92        87        85         85       85       85       136       150       163       174 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-04    3.931    3.8429    3.7688    3.7138     3.678     3.6596   3.6427   3.6247     3.584    3.5353    3.4735    3.3912 Yield
            103        95        87        82        78         76       75       73       120       129       136       139 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-08   3.9117     3.812    3.7253    3.6566    3.6062     3.5722   3.5387   3.5027     3.422    3.3251    3.2022    3.0387 Yield
            101        92        83        76        71         68       64       61       104       108       109       103 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-12   3.8923    3.7812    3.6818    3.5995    3.5345     3.4849   3.4348   3.3811    3.2603    3.1154    2.9317    2.6873 Yield
            100        88        78        70        64         59       54       48        87        87        82        68 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-16    3.873    3.7504    3.6384    3.5425     3.463     3.3978   3.3312   3.2596    3.0989    2.9062    2.6619    2.3371 Yield
             98        85        74        65        57         50       43       36        71        66        55        33 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-20   3.8537    3.7197     3.595    3.4856    3.3915     3.3109   3.2277   3.1384    2.9379    2.6975    2.3929    1.9879 Yield
             96        82        70        59        49         41       33       24        55        45        28        -2 Spread
       ----------------------------------------------------------------------------------------------------------------------

WAL        7.6488   4.5026     3.102    2.3255    1.8334     1.4957     1.25   1.0626    0.7948    0.6103    0.4714    0.3617
Principal  Mar06-   Jul04-    Nov03-    Jun03-    Apr03-     Feb03-   Dec02-   Nov02-    Oct02-    Sep02-    Aug02-    Jul02-
Window      Jun14    Sep09     Jul07     Apr06     Jun05      Nov04    Jun04    Feb04     Sep03     May03     Feb03     Dec02


LIBOR_1YR   2.553
CMT_1YR       2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0204 - Price/Yield - A2C

Balance  $211,729,000.00      Delay          24             After Reset, Coupon on Class: 1yr CMT + 175
Coupon   5.626                Dated          5/1/02
Settle   5/30/02              First Payment  6/25/02

        ---------------------------------------------------------------------------------------------------------------------
Price    5 CPR,    10 CPR,   15 CPR,   20 CPR,   25 CPR,  30 CPR,   35 CPR,   40 CPR,   50 CPR,   60 CPR,   70 CPR,  80 CPR,
         Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y)
        ---------------------------------------------------------------------------------------------------------------------
100-12    4.3548    4.4395     4.544    4.6604     4.788    4.9214   5.0357     5.126    5.2407    5.2399    5.1107    4.936 Yield
            -128      -120      -100       -63       -23        18       54        82       140       183       211      225 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-16    4.3444    4.4259    4.5264    4.6383     4.761    4.8892   4.9978    5.0819     5.183     5.165    5.0146    4.811 Yield
            -129      -121      -102       -65       -26        15       50        78       134       176       201      212 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-20     4.334    4.4123    4.5088    4.6162     4.734    4.8569   4.9599     5.038    5.1254    5.0903    4.9186   4.6863 Yield
            -130      -122      -104       -68       -28        12       46        73       129       169       191      200 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-24    4.3237    4.3987    4.4912    4.5942    4.7071    4.8248    4.922    4.9941    5.0678    5.0158    4.8228   4.5618 Yield
            -131      -124      -106       -70       -31         8       43        69       123       161       182      188 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-28    4.3133    4.3851    4.4736    4.5722    4.6803    4.7926   4.8842    4.9503    5.0104    4.9413    4.7272   4.4376 Yield
            -132      -125      -107       -72       -34         5       39        64       117       154       172      175 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-00     4.303    4.3716    4.4561    4.5502    4.6534    4.7606   4.8465    4.9065     4.953     4.867    4.6317   4.3136 Yield
            -133      -126      -109       -74       -37         2       35        60       111       146       163      163 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-04    4.2927     4.358    4.4386    4.5283    4.6266    4.7285   4.8088    4.8628    4.8958    4.7929    4.5364   4.1899 Yield
            -134      -128      -111       -76       -39        -1       31        56       106       139       153      150 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-08    4.2824    4.3445    4.4211    4.5064    4.5999    4.6966   4.7712    4.8192    4.8386    4.7188    4.4413   4.0664 Yield
            -135      -129      -113       -79       -42        -4       27        51       100       131       144      138 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-12    4.2722     4.331    4.4037    4.4846    4.5732    4.6646   4.7337    4.7757    4.7816    4.6449    4.3464   3.9432 Yield
            -136      -130      -114       -81       -45        -8       24        47        94       124       134      126 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-16    4.2619    4.3176    4.3863    4.4627    4.5465    4.6328   4.6962    4.7322    4.7246    4.5711    4.2517   3.8201 Yield
            -137      -132      -116       -83       -47       -11       20        43        88       117       125      113 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-20    4.2517    4.3041    4.3689    4.4409    4.5199    4.6009   4.6588    4.6888    4.6677    4.4974    4.1571   3.6974 Yield
            -138      -133      -118       -85       -50       -14       16        38        83       109       115      101 Spread
        ---------------------------------------------------------------------------------------------------------------------

WAL       18.1605   12.5016    9.0167    6.8787    5.4581   4.4617   3.7246    3.1642    2.3592    1.7884    1.3737   1.0458
Principal  Jun14-    Sep09-    Jul07-    Apr06-    Jun05-   Nov04-   Jun04-    Feb04-    Sep03-    May03-    Feb03-   Dec02-
Window      Sep24     Dec18     Aug14     Oct11     Nov09    Jul08    Jul07     Oct06    Sep05     Nov04     Apr04    Nov03


LIBOR_1YR   2.553
CMT_1YR       2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0204 - Price/Yield - B1

Balance  $10,409,000.00      Delay          24
Coupon   6.9408309           Dated          5/1/02
Settle   5/30/02             First Payment  6/25/02

        ---------------------------------------------------------------------------------------------------------------------
Price    5 CPR,   10 CPR,   15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,   40 CPR,   50 CPR,  60 CPR,   70 CPR,   80 CPR,
         Call (Y) Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y)
        ---------------------------------------------------------------------------------------------------------------------
100-10    5.3118    5.4261     5.586    5.7674    5.9243    6.0554   6.1774     6.288    6.4909   6.5856    6.4861    6.3513 Yield
              12        33        74       113       141       182      219       250       302      339       370       383 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-14    5.2987    5.4098    5.5654    5.7419    5.8943    6.0213   6.1388    6.2447    6.4371   6.5166    6.3963    6.2399 Yield
              11        32        71       110       138       179      215       246       296      332       361       371 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-18    5.2855    5.3935    5.5448    5.7164    5.8643    5.9872   6.1003    6.2016    6.3833   6.4477    6.3068    6.1287 Yield
              10        30        69       108       135       175      212       242       291      325       352       360 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-22    5.2723    5.3773    5.5243    5.6909    5.8344    5.9532   6.0619    6.1585    6.3297   6.3789    6.2174    6.0177 Yield
               8        28        67       105       132       172      208       237       286      318       343       349 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-26    5.2592    5.3611    5.5038    5.6655    5.8046    5.9193   6.0236    6.1155    6.2761   6.3102    6.1281    5.9069 Yield
               7        27        65       103       129       169      204       233       280      311       334       338 Spread
        ---------------------------------------------------------------------------------------------------------------------
100-30    5.2461     5.345    5.4833    5.6401    5.7748    5.8854   5.9853    6.0725    6.2226   6.2416     6.039    5.7963 Yield
               6        25        63       100       126       165      200       229       275      304       325       327 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-02    5.2331    5.3289    5.4629    5.6148     5.745    5.8516    5.947    6.0296    6.1692   6.1732    5.9501    5.6859 Yield
               4        24        61        97       123       162      196       224       270      297       316       316 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-06      5.22    5.3127    5.4425    5.5895    5.7153    5.8178   5.9088    5.9868    6.1159   6.1049    5.8613    5.5758 Yield
               3        22        59        95       120       158      192       220       264      290       307       305 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-10     5.207    5.2967    5.4221    5.5643    5.6857    5.7841   5.8707    5.9441    6.0627   6.0367    5.7727    5.4658 Yield
               2        20        57        92       117       155      189       216       259      284       299       294 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-14     5.194    5.2806    5.4018    5.5391    5.6561    5.7504   5.8327    5.9014    6.0095   5.9686    5.6843    5.3561 Yield
               0        19        55        90       114       152      185       212       254      277       290       283 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-18    5.1811    5.2646    5.3815    5.5139    5.6265    5.7168   5.7947    5.8588    5.9565   5.9006     5.596    5.2465 Yield
              -1        17        53        87       111       148      181       207       248      270       281       272 Spread
        ---------------------------------------------------------------------------------------------------------------------

WAL      15.0925   11.0113    8.0458    6.1685    5.0812    4.3644   3.7904    3.3295     2.608   1.9885    1.5025     1.195
Principal  Jun02-   Jun02-    Jun02-    Jun02-    Jun02-    Jun02-   Jun02-    Jun02-    Jun02-   Jun02-    Jun02-     Jun02-
Window      Sep24    Dec18     Aug14     Oct11     Nov09     Jul08    Jul07     Oct06     Sep05    Nov04     Apr04     Nov03


LIBOR_1YR   2.553
CMT_1YR       2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0204 - Price/Yield - B2

Balance    $5,638,000.00               Delay                   24
Coupon     6.9408309                   Dated                   5/1/02
Settle     5/30/02                     First Payment           6/25/02

         ----------------------------------------------------------------------------------------------------------------------
Price    5 CPR,    10 CPR,   15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,   40 CPR,   50 CPR,   60 CPR,   70 CPR,   80 CPR,
         Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)
         ----------------------------------------------------------------------------------------------------------------------
99-10+    5.4154    5.5539     5.7478    5.9679   6.1597     6.3231    6.4799   6.6272     6.9135    7.1274    7.1907  7.2266 Yield
              23        46         90       133      164        209       249      284        344       393       440     470 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-14+    5.4021    5.5373     5.7269     5.942   6.1293     6.2886    6.4408   6.5834     6.8589    7.0574    7.0996  7.1135 Yield
              21        44         88       130      161        205       246      280        339       386       431     459 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-18+    5.3887    5.5209     5.7061    5.9162   6.0989      6.254    6.4018   6.5396     6.8044    6.9876    7.0088  7.0006 Yield
              20        43         86       128      158        202       242      275        333       379       422     447 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-22+    5.3754    5.5044     5.6852    5.8904   6.0686     6.2196    6.3629    6.496     6.7501    6.9179    6.9181  6.8879 Yield
              19        41         83       125      155        199       238      271        328       372       413     436 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-26+     5.362     5.488     5.6645    5.8646   6.0384     6.1852    6.3241   6.4524     6.6958    6.8482    6.8275  6.7754 Yield
              17        39         81       122      152        195       234      267        322       365       404     425 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-30+    5.3488    5.4716     5.6437    5.8389   6.0082     6.1509    6.2853   6.4089     6.6416    6.7787    6.7372  6.6632 Yield
              16        38         79       120      149        192       230      262        317       358       395     414 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-02+   5.3355    5.4553      5.623    5.8132    5.978     6.1166    6.2465   6.3655     6.5875    6.7094     6.647  6.5512 Yield
              15        36         77       117      146        188       226      258        311       351       386     403 Spread
          ---------------------------------------------------------------------------------------------------------------------
100-06+   5.3223    5.4389     5.6023    5.7876    5.948     6.0824    6.2078   6.3221     6.5335    6.6401    6.5569  6.4394 Yield
              13        35         75       115      143        185       222      254        306       344       377     391 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-10+   5.3091    5.4226     5.5817     5.762   5.9179     6.0482    6.1692   6.2788     6.4795     6.571    6.4671  6.3278 Yield
              12        33         73       112      140        181       218      249        301       337       368     380 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-14+   5.2959    5.4064     5.5611    5.7365   5.8879     6.0141    6.1307   6.2356     6.4257     6.502    6.3774  6.2164 Yield
              11        31         71       110      137        178       215      245        295       330       359     369 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-18+   5.2827    5.3901     5.5405     5.711    5.858       5.98    6.0922   6.1924      6.372    6.4331    6.2878  6.1052 Yield
               9        30         69       107      134        175       211      241        290       323       350     358 Spread
         ---------------------------------------------------------------------------------------------------------------------

WAL       15.0925   11.0113    8.0458    6.1685   5.0812     4.3644    3.7904   3.3295      2.608    1.9885    1.5025   1.195
Principal   Jun02-   Jun02-    Jun02-    Jun02-   Jun02-     Jun02-    Jun02-    Jun02-     Jun02-    Jun02-    Jun02-   Jun02-
Window      Sep24    Dec18     Aug14     Oct11    Nov09      Jul08     Jul07     Oct06      Sep05     Nov04     Apr04    Nov03


LIBOR_1YR    2.553
CMT_1YR        2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0204 - Price/Yield - B3

Balance  $3,470,000.00               Delay               24
Coupon   6.9408309                   Dated               5/1/02
Settle   5/30/02                     First Payment       6/25/02

         --------------------------------------------------------------------------------------------------------------------
Price      5 CPR,  10 CPR,   15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,   40 CPR,   50 CPR,   60 CPR,   70 CPR,  80 CPR,
          Call (Y) Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y)
         --------------------------------------------------------------------------------------------------------------------
97-23+     5.5886   5.7672    6.0178    6.3023    6.5521    6.7694    6.9841    7.1926    7.6181    8.0312    8.3672  8.6893 Yield
               40       67       117       166       203       254       300       341       414       483       558     616 Spread
         --------------------------------------------------------------------------------------------------------------------
97-27+     5.5749   5.7503    5.9964    6.2758    6.5211     6.734    6.9442    7.1479    7.5623    7.9597     8.274  8.5733 Yield
               39       66       115       164       200       250       296       336       409       476       549     605 Spread
         --------------------------------------------------------------------------------------------------------------------
97-31+     5.5612   5.7334     5.975    6.2494      6.49    6.6988    6.9044    7.1032    7.5066    7.8882     8.181  8.4576 Yield
               37       64       112       161       197       246       292       332       403       469       539     593 Spread
         --------------------------------------------------------------------------------------------------------------------
98-03+     5.5475   5.7166    5.9537     6.223    6.4591    6.6636    6.8646    7.0586     7.451    7.8169    8.0881  8.3421 Yield
               36       62       110       158       194       243       288       327       398       462       530     582 Spread
         --------------------------------------------------------------------------------------------------------------------
98-07+     5.5338   5.6998    5.9325    6.1967    6.4282    6.6284    6.8249     7.014    7.3955    7.7457    7.9954  8.2268 Yield
               34       61       108       156       191       239       284       323       392       455       521     570 Spread
         --------------------------------------------------------------------------------------------------------------------
98-11+     5.5202    5.683    5.9113    6.1704    6.3973    6.5933    6.7853    6.9696    7.3401    7.6746    7.9028  8.1117 Yield
               33       59       106       153       188       236       280       318       387       447       512     559 Spread
         --------------------------------------------------------------------------------------------------------------------
98-15+     5.5066   5.6662    5.8901    6.1441    6.3665    6.5583    6.7457    6.9252    7.2848    7.6037    7.8105  7.9969 Yield
               32       57       104       150       185       232       276       314       381       440       502     547 Spread
         --------------------------------------------------------------------------------------------------------------------
98-19+     5.4931   5.6495    5.8689    6.1179    6.3358    6.5233    6.7062    6.8809    7.2296    7.5329    7.7183  7.8823 Yield
               30       56       102       148       182       229       272       310       376       433       493     536 Spread
         --------------------------------------------------------------------------------------------------------------------
98-23+     5.4795   5.6328    5.8478    6.0918    6.3051    6.4884    6.6667    6.8367    7.1745    7.4622    7.6263  7.7679 Yield
               29       54       100       145       179       225       268       305       370       426       484     524 Spread
         --------------------------------------------------------------------------------------------------------------------
98-27+      5.466   5.6162    5.8267    6.0657    6.2744    6.4536    6.6273    6.7925    7.1195    7.3916    7.5344  7.6538 Yield
               28       52        98       143       176       222       264       301       365       419       475     513 Spread
         --------------------------------------------------------------------------------------------------------------------
98-31+     5.4525   5.5996    5.8057    6.0396    6.2438    6.4188     6.588    6.7484    7.0646    7.3212    7.4428  7.5398 Yield
               26       51        95       140       173       219       260       296       359       412       466     501 Spread
         --------------------------------------------------------------------------------------------------------------------

WAL       15.0925  11.0113    8.0458    6.1685    5.0812    4.3644    3.7904    3.3295     2.608    1.9885    1.5025   1.195
Principal  Jun02-   Jun02-    Jun02-    Jun02-    Jun02-    Jun02-    Jun02-    Jun02-    Jun02-    Jun02-    Jun02-   Jun02-
Window      Sep24    Dec18     Aug14     Oct11     Nov09     Jul08     Jul07     Oct06     Sep05     Nov04     Apr04    Nov03


LIBOR_1YR   2.553
CMT_1YR       2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0204
Class A2B
                         -----------------------------
                             Yield          Price
                         -----------------------------
Pricing       EDSF+85             3.747        100.00
Reset Date    Feb-05


                         -----------------------------------------------------------------------------------------
                               I             II            III             IV             V              VI
                         -----------------------------------------------------------------------------------------
              Yield               0.747         1.747          2.747          3.747          3.747          4.747
              Price              101.23        100.82         100.41         100.00         100.00          99.54
              % Change            1.23%         0.82%          0.41%          0.00%          0.00%         -0.46%
              WAL                 0.415         0.415          0.415          0.415          1.250          0.475
              Mod Dur             0.411         0.409          0.406          0.404          1.198           0.46
              Window       Aug02 - Jan03  Aug02 - Jan03 Aug02 - Jan03   Aug02 - Jan03   Dec02 - Jun04  Aug02 - Mar03



CONT'D

                        -------------------------------
                              VII            VIII
                        -------------------------------
              Yield               5.747          6.747
              Price               99.08          98.62
              % Change           -0.92%         -1.38%
              WAL                 0.477          0.479
              Mod Dur             0.459          0.459
              Window    Aug02 - Mar03   Aug02 - Apr03



              Scenarios  I              -300; 75cpr
                         II             -200; 75cpr to reset, 35 afterwards
                         III            -100; 75cpr to reset, 30 afterwards
                         IV             0; 70 cpr to reset, 30 afterwards
                         V              Pricing: 35cpr
                         VI             +100; 70 cpr for 6 mos, ramping down to 45cpr for 6 mos, and 25cpr thereafter
                         VII            +200; 70 cpr for 6 mos, ramping down to 35cpr for 6 mos, and 25cpr thereafter
                         VIII           +300; 70 cpr for 6 mos, ramping down to 25cpr for 6 mos, and 25cpr thereafter



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR 02-4                GSR 02-4 A2B

Deal Information
Deal Type:              Home Equity               Gross WAC:            7.206                 Orig Deal Bal:         $870,539,127.38
Cur Deal Bal:           $870,539,127.38           WA Amort Term:        331                   Orig Collat Bal:       $870,539,127.38
Cur Collat Bal:         $870,539,127.38
No update found                                   Settle:               02/26/2002            Deal Closed:           05/30/2002

Tranche Information
Tranche                 Coupon                    Type                  Orig Balance          Cur Balance            Factor
Tranche                 Coupon                    Type                  Orig Balance          Cur Balance            Factor

Price/Yield                                       Yield
Given: Price                                      10 CPR                20 CPR                30 CPR                 40 CPR
99.6887                                           3.9477                3.9090                3.9602                 4.0462
99.7199                                           3.9400                3.8946                3.9382                 4.0155
99.7512                                           3.9322                3.8803                3.9162                 3.9848
99.7824                                           3.9244                3.8659                3.8942                 3.9541
99.8137                                           3.9167                3.8515                3.8723                 3.9234
99.8449                                           3.9089                3.8372                3.8503                 3.8928
99.8762                                           3.9012                3.8228                3.8283                 3.8621
99.9074                                           3.8934                3.8084                3.8064                 3.8315
99.9387                                           3.8857                3.7941                3.7845                 3.8009
99.9699                                           3.8779                3.7798                3.7625                 3.7703
100.0012                                          3.8702                3.7654                3.7406                 3.7397
100.0324                                          3.8625                3.7511                3.7187                 3.7092
100.0637                                          3.8547                3.7368                3.6968                 3.6786
100.0949                                          3.8470                3.7224                3.6749                 3.6481
100.1262                                          3.8393                3.7081                3.6531                 3.6176
100.1574                                          3.8316                3.6938                3.6312                 3.5871
100.1887                                          3.8238                3.6795                3.6093                 3.5566
100.2199                                          3.8161                3.6652                3.5875                 3.5261
100.2512                                          3.8084                3.6510                3.5657                 3.4957
100.2824                                          3.8007                3.6367                3.5438                 3.4652
100.3137                                          3.7930                3.6224                3.5220                 3.4348
                        WAL                       4.50                  2.33                  1.50                   1.06
                        Mod Durn                  4.039                 2.180                 1.426                  1.022
                        Mod Convexity             0.209                 0.065                 0.030                  0.017
                        Principal Window          Jul04 to Sep09        Jun03 to Apr06        Feb03 to Nov04         Nov02 to Feb04
                        Maturity #mos             88                    47                    30                     21


Contd.






                            WA Rem Term:          331
                            Pricing Speed:        35 CPR

                            Next Pay:             06/25/2002            First Pay:


                            Delay                 Accrual Date          Group
Price/Yield
Given: Price
99.6887                     50 CPR                60 CPR                70 CPR
99.7199                     4.1462                4.2664                4.4190
99.7512                     4.1054                4.2133                4.3505
99.7824                     4.0645                4.1603                4.2820
99.8137                     4.0237                4.1074                4.2136
99.8449                     3.9830                4.0544                4.1452
99.8762                     3.9422                4.0015                4.0768
99.9074                     3.9014                3.9486                4.0086
99.9387                     3.8607                3.8958                3.9403
99.9699                     3.8200                3.8430                3.8721
100.0012                    3.7793                3.7902                3.8040
100.0324                    3.7387                3.7375                3.7359
100.0637                    3.6981                3.6847                3.6678
100.0949                    3.6575                3.6321                3.5998
100.1262                    3.6169                3.5794                3.5319
100.1574                    3.5763                3.5268                3.4639
100.1887                    3.5358                3.4742                3.3961
100.2199                    3.4952                3.4216                3.3282
100.2512                    3.4547                3.3691                3.2605
100.2824                    3.4143                3.3166                3.1927
100.3137                    3.3738                3.2642                3.1251
                            3.3334                3.2117                3.0574
                            0.79                  0.61                  0.47
                            0.769                 0.593                 0.459
                            0.010                 0.007                 0.005
                    Oct02 to Sep03        Sep02 to May03        Aug02 to Feb03
                             16                    12                    9



    LIBOR_1YR                                  2.55                  2.55                   2.55                  2.55
    CMT_1YR                                    2.30                  2.30                   2.30                  2.30
    Prepay Rate                              10 CPR                20 CPR                 30 CPR                40 CPR
    Default Rate                              0 SDA                 0 SDA                  0 SDA                 0 SDA
    Default Severity(%)                          25                    25                     25                    25
    Default if DSCR <                             0                     0                      0                     0
    Servicer Advance           All but newly liqdtd  All but newly liqdtd   All but newly liqdtd  All but newly liqdtd
    Advance (% of P&I)                          100                   100                    100                   100
    Recovery Lag                                  0                     0                      0                     0
    Recovery Time Series                        100                   100                    100                   100
    Initial Rate                                  0                     0                      0                     0
    Initial Severity                              0                     0                      0                     0
    Use Asset-level                           False                 False                  False                 False


Contd.

    LIBOR_1YR                                   2.55                  2.55                   2.55
    CMT_1YR                                     2.30                  2.30                   2.30
    Prepay Rate                               50 CPR                60 CPR                 70 CPR
    Default Rate                               0 SDA                 0 SDA                  0 SDA
    Default Severity(%)                           25                    25                     25
    Default if DSCR <                              0                     0                      0
    Servicer Advance            All but newly liqdtd  All but newly liqdtd   All but newly liqdtd
    Advance (% of P&I)                           100                   100                    100
    Recovery Lag                                   0                     0                      0
    Recovery Time Series                         100                   100                    100
    Initial Rate                                   0                     0                      0
    Initial Severity                               0                     0                      0
    Use Asset-level                            False                 False                  False



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.







GSR 02-4 A2B

Deal Information
Deal Type:                       Home Equity           Gross WAC:         7.206              Orig Deal Bal:     $870,539,127.38
Cur Deal Bal:                    $870,539,127.38       WA Amort Term:     331                Orig Collat Bal:   $870,539,127.38
Cur Collat Bal:                  $870,539,127.38
No update found                                        Settle:            02/26/2002         Deal Closed:       05/30/2002

Tranche Information
Tranche                          Coupon                Type               Orig Balance       Cur Balance        Factor
Tranche                          Coupon                Type               Orig Balance       Cur Balance        Factor

Price/Yield                                            -300               -200               -100               0
Given: Price                                           75 CPR             72 CPR,0 SDA       70 CPR,0 SDA       65 CPR
99.6887                          Yield                 4.5106             4.4534             4.4190             4.3365
99.7199                          Yield                 4.4328             4.3814             4.3505             4.2763
99.7512                          Yield                 4.3550             4.3094             4.2820             4.2162
99.7824                          Yield                 4.2773             4.2375             4.2136             4.1562
99.8137                          Yield                 4.1997             4.1657             4.1452             4.0961
99.8449                          Yield                 4.1221             4.0938             4.0768             4.0361
99.8762                          Yield                 4.0445             4.0221             4.0086             3.9762
99.9074                          Yield                 3.9670             3.9504             3.9403             3.9163
99.9387                          Yield                 3.8896             3.8787             3.8721             3.8564
99.9699                          Yield                 3.8122             3.8071             3.8040             3.7965
100.0012                         Yield                 3.7349             3.7355             3.7359             3.7367
100.0324                         Yield                 3.6577             3.6640             3.6678             3.6770
100.0637                         Yield                 3.5805             3.5925             3.5998             3.6172
100.0949                         Yield                 3.5033             3.5211             3.5319             3.5576
100.1262                         Yield                 3.4262             3.4498             3.4639             3.4979
100.1574                         Yield                 3.3492             3.3785             3.3961             3.4383
100.1887                         Yield                 3.2722             3.3072             3.3282             3.3787
100.2199                         Yield                 3.1953             3.2360             3.2605             3.3192
100.2512                         Yield                 3.1185             3.1648             3.1927             3.2597
100.2824                         Yield                 3.0416             3.0937             3.1251             3.2002
100.3137                         Yield                 2.9649             3.0226             3.0574             3.1408
                                 WAL                   0.41               0.45               0.47               0.54
                                 Mod Durn              0.404              0.437              0.459              0.523
                                 Mod Convexity         0.004              0.004              0.005              0.006
                                 Principal Window      Aug02 to Jan03     Aug02 to Feb03     Aug02 to Feb03     Aug02 to Apr03
                                 Maturity #mos         8                  9                  9                  11


Contd.



WA Rem Term:            331
Pricing Speed:          35 CPR

Deal Information
Deal Type:
Cur Deal Bal:
Cur Collat Bal:
No update found
                                 Next Pay:               06/25/2002            First Pay:

Tranche Information
                                 Delay                   Accrual Date          Group
Tranche                          Delay                   Accrual Date          Group
Tranche
Price/Yield                      +100                    +200                  +300
Given: Price                     70 ramp 6 45 25 CPR     70 ramp 6 35 25 CPR   70 ramp 6 25 25 CPR,0 SDA
99.6887                          4.0942                  4.0525                4.0205
99.7199                          4.0586                  4.0212                3.9924
99.7512                          4.0230                  3.9898                3.9643
99.7824                          3.9875                  3.9585                3.9362
99.8137                          3.9520                  3.9272                3.9081
99.8449                          3.9165                  3.8959                3.8801
99.8762                          3.8810                  3.8646                3.8520
99.9074                          3.8455                  3.8333                3.8240
99.9387                          3.8101                  3.8021                3.7960
99.9699                          3.7746                  3.7709                3.7680
100.0012                         3.7392                  3.7397                3.7400
100.0324                         3.7038                  3.7085                3.7120
100.0637                         3.6685                  3.6773                3.6841
100.0949                         3.6332                  3.6461                3.6561
100.1262                         3.5978                  3.6150                3.6282
100.1574                         3.5625                  3.5839                3.6003
100.1887                         3.5273                  3.5528                3.5724
100.2199                         3.4920                  3.5217                3.5445
100.2512                         3.4568                  3.4906                3.5167
100.2824                         3.4216                  3.4596                3.4888
100.3137                         3.3864                  3.4286                3.4610
                                   0.92                    1.04                  1.17
                                   0.883                   1.002                 1.117
                                   0.015                   0.018                 0.022
                             Aug02 to Jun04          Aug02 to Aug04        Sep02 to Oct04
                                   25                      27                    29


Contd

                                Coupon                Type                       Orig Balance            Cur Balance
                                LIBOR_1YR                                   2.55                   2.55                  2.55
                                CMT_1YR                                     2.30                   2.30                  2.30
                                Prepay Rate                               75 CPR                 72 CPR                70 CPR
                                Default Rate                               0 SDA                  0 SDA                 0 SDA
                                Default Severity(%)                           25                     25                    25
                                Default if DSCR <                              0                      0                     0
                                Servicer Advance            All but newly liqdtd   All but newly liqdtd  All but newly liqdtd
                                Advance (% of P&I)                           100                    100                   100
                                Recovery Lag                                   0                      0                     0
                                Recovery Time Series                         100                    100                   100
                                Initial Rate                                   0                      0                     0
                                Initial Severity                               0                      0                     0
                                Use Asset-level                            False                  False                 False


Contd.


                                Factor                 Delay                     Accrual Date                 Group
                                                2.55                       2.55                      2.55
                                                2.30                       2.30                      2.30
                                              65 CPR        70 ramp 6 45 25 CPR       70 ramp 6 35 25 CPR              70 ramp 6 2
                                               0 SDA                      0 SDA                     0 SDA
                                                  25                         25                        25
                                                   0                          0                         0
                                All but newly liqdtd       All but newly liqdtd      All but newly liqdtd            All but newly
                                                 100                        100                       100
                                                   0                          0                         0
                                                 100                        100                       100
                                                   0                          0                         0
                                                   0                          0                         0
                                               False                      False                     False




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR 02-4                         GSR 02-4 A2B


Deal Information
Deal Type:         Home Equity           Gross WAC:         7.206       Orig Deal Bal:     $870,539,127.38   WA Rem Term:   331
Cur Deal Bal:      $870,539,127.38       WA Amort Term:     331         Orig Collat Bal:   $870,539,127.38   Pricing Speed: 35 CPR
Cur Collat Bal:    $870,539,127.38
No update found             Settle:   02/26/2002  Deal Closed:  05/30/2002  Next Pay:  06/25/2002  First Pay:     06/25/2002

Tranche Information
Tranche           Coupon    Type    Orig Balance  Cur Balance   Factor    Delay    Accrual Date   Group
Tranche           Coupon    Type    Orig Balance  Cur Balance   Factor    Delay    Accrual Date   Group

Price/Yield                 Yield
Given: Price                10 CPR  20 CPR        30 CPR        40 CPR    50 CPR   60 CPR         70 CPR
99.6887                     3.9477  3.9090        3.9602        4.0462    4.1462   4.2664         4.4190
99.7199                     3.9400  3.8946        3.9382        4.0155    4.1054   4.2133         4.3505
99.7512                     3.9322  3.8803        3.9162        3.9848    4.0645   4.1603         4.2820
99.7824                     3.9244  3.8659        3.8942        3.9541    4.0237   4.1074         4.2136
99.8137                     3.9167  3.8515        3.8723        3.9234    3.9830   4.0544         4.1452
99.8449                     3.9089  3.8372        3.8503        3.8928    3.9422   4.0015         4.0768
99.8762                     3.9012  3.8228        3.8283        3.8621    3.9014   3.9486         4.0086
99.9074                     3.8934  3.8084        3.8064        3.8315    3.8607   3.8958         3.9403
99.9387                     3.8857  3.7941        3.7845        3.8009    3.8200   3.8430         3.8721
99.9699                     3.8779  3.7798        3.7625        3.7703    3.7793   3.7902         3.8040
100.0012                    3.8702  3.7654        3.7406        3.7397    3.7387   3.7375         3.7359
100.0324                    3.8625  3.7511        3.7187        3.7092    3.6981   3.6847         3.6678
100.0637                    3.8547  3.7368        3.6968        3.6786    3.6575   3.6321         3.5998
100.0949                    3.8470  3.7224        3.6749        3.6481    3.6169   3.5794         3.5319
100.1262                    3.8393  3.7081        3.6531        3.6176    3.5763   3.5268         3.4639
100.1574                    3.8316  3.6938        3.6312        3.5871    3.5358   3.4742         3.3961
100.1887                    3.8238  3.6795        3.6093        3.5566    3.4952   3.4216         3.3282
100.2199                    3.8161  3.6652        3.5875        3.5261    3.4547   3.3691         3.2605
100.2512                    3.8084  3.6510        3.5657        3.4957    3.4143   3.3166         3.1927
100.2824                    3.8007  3.6367        3.5438        3.4652    3.3738   3.2642         3.1251
100.3137                    3.7930  3.6224        3.5220        3.4348    3.3334   3.2117         3.0574


      WAL                   4.50       2.33       1.50          1.06      0.79      0.61          0.47
      Mod Durn              4.039      2.180      1.426         1.022     0.769     0.593         0.459
      Mod Convexity         0.209      0.065      0.030         0.017     0.010     0.007         0.005
      Principal Window      Jul04      Jun03 to   Feb03 to      Nov02     Oct02     Sep02         Aug02
                            to Sep09   Apr06      Nov04         to Feb04  to Sep03  to May03      to Feb03
      Maturity #mos         88         47         30            21        16        12            9
      LIBOR_1YR                 2.55       2.55        2.55          2.55       2.55       2.55       2.55
      CMT_1YR                   2.30       2.30        2.30          2.30       2.30       2.30       2.30
      Prepay Rate             10 CPR     20 CPR      30 CPR        40 CPR     50 CPR     60 CPR     70 CPR
      Default Rate             0 SDA      0 SDA       0 SDA         0 SDA      0 SDA      0 SDA      0 SDA
      Default Severity(%)         25         25          25            25         25         25         25
      Default if DSCR <            0          0           0             0          0          0          0
      Servicer Advance      All but     All but      All but      All but       All but     All but      All but
                            newly liqdt newly liqdt  newly liqdt  newly liqdtd  newly liqdt newly liqdt  newly liqdtd
      Advance (% of P&I)          100        100        100          100           100          100         100
      Recovery Lag                  0          0          0            0             0            0           0
      Recovery Time Series        100        100        100          100           100          100         100
      Initial Rate                  0          0          0            0             0            0           0
      Initial Severity              0          0          0            0             0            0           0
      Use Asset-level           False      False      False        False         False        False       False

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR 02-4 A2B


Deal Information
Deal Type:         Home Equity           Gross WAC:         7.206       Orig Deal Bal:     $870,539,127.38   WA Rem Term:   331
Cur Deal Bal:      $870,539,127.38       WA Amort Term:     331         Orig Collat Bal:   $870,539,127.38   Pricing Speed: 35 CPR
Cur Collat Bal:    $870,539,127.38
No update found             Settle:   02/26/2002  Deal Closed:  05/30/2002  Next Pay:  06/25/2002  First Pay:     06/25/2002

Tranche Information
Tranche           Coupon    Type    Orig Balance  Cur Balance   Factor    Delay    Accrual Date   Group           Orig Support
Tranche           Coupon    Type    Orig Balance  Cur Balance   Factor    Delay    Accrual Date   Group           Orig Support


Price/Yield                -300     -200           -100                     +100       +200        +300
Given: Price               75 CPR   72 CPR,        70 CPR,0      0         70 ramp 6   70 ramp 6   70 ramp 6
                                    0 SDA          SDA           65 CPR    45 25 CPR   35 25 CPR   25 25 CPR,0 SDA
99.6887         Yield      4.5106   4.4534         4.4190        4.3365     4.0942     4.0525      4.0205
99.7199         Yield      4.4328   4.3814         4.3505        4.2763     4.0586     4.0212      3.9924
99.7512         Yield      4.3550   4.3094         4.2820        4.2162     4.0230     3.9898      3.9643
99.7824         Yield      4.2773   4.2375         4.2136        4.1562     3.9875     3.9585      3.9362
99.8137         Yield      4.1997   4.1657         4.1452        4.0961     3.9520     3.9272      3.9081
99.8449         Yield      4.1221   4.0938         4.0768        4.0361     3.9165     3.8959      3.8801
99.8762         Yield      4.0445   4.0221         4.0086        3.9762     3.8810     3.8646      3.8520
99.9074         Yield      3.9670   3.9504         3.9403        3.9163     3.8455     3.8333      3.8240
99.9387         Yield      3.8896   3.8787         3.8721        3.8564     3.8101     3.8021      3.7960
99.9699         Yield      3.8122   3.8071         3.8040        3.7965     3.7746     3.7709      3.7680
100.0012        Yield      3.7349   3.7355         3.7359        3.7367     3.7392     3.7397      3.7400
100.0324        Yield      3.6577   3.6640         3.6678        3.6770     3.7038     3.7085      3.7120
100.0637        Yield      3.5805   3.5925         3.5998        3.6172     3.6685     3.6773      3.6841
100.0949        Yield      3.5033   3.5211         3.5319        3.5576     3.6332     3.6461      3.6561
100.1262        Yield      3.4262   3.4498         3.4639        3.4979     3.5978     3.6150      3.6282
100.1574        Yield      3.3492   3.3785         3.3961        3.4383     3.5625     3.5839      3.6003
100.1887        Yield      3.2722   3.3072         3.3282        3.3787     3.5273     3.5528      3.5724
100.2199        Yield      3.1953   3.2360         3.2605        3.3192     3.4920     3.5217      3.5445
100.2512        Yield      3.1185   3.1648         3.1927        3.2597     3.4568     3.4906      3.5167
100.2824        Yield      3.0416   3.0937         3.1251        3.2002     3.4216     3.4596      3.4888
100.3137        Yield      2.9649   3.0226         3.0574        3.1408     3.3864     3.4286      3.4610


        WAL              0.41        0.45         0.47           0.54       0.92        1.04       1.17
        Mod Durn         0.404       0.437        0.459          0.523      0.883       1.002      1.117
        Mod Convexity    0.004       0.004        0.005          0.006      0.015       0.018      0.022
        Principal Window Aug02       Aug02        Aug02          Aug02      Aug02       Aug02      Sep02
                         to Jan03    to Feb03     to Feb03       to Apr03   to Jun04    to Aug04   to Oct04
        Maturity #mos    8           9            9              11         25          27         29

        LIBOR_1YR             2.55       2.55        2.55           2.55        2.55           2.55            2.55
        CMT_1YR               2.30       2.30        2.30           2.30        2.30           2.30            2.30
        Prepay Rate          75 CPR     72 CPR       70 CPR         65 CPR      70 ramp       70 ramp 6        70 ramp 6
                                                                                6 45 25 CPR   35 25 CPR        25 25 CPR
        Default Rate          0 SDA      0 SDA        0 SDA          0 SDA      0 SDA           0 SDA           0 SDA
        Default Severity(%)  25         25            25            25          25              25             25
        Default if DSCR <     0          0             0             0           0               0              0
        Servicer Advance    All but      All but       All but      All but      All but       All but         All but
                            newly liqdtd newly liqdtd  newly liqdtd newly liqdtd newly liqdtd  newly liqdtd    newly liqdtd
        Advance (% of P&I)   100            100          100          100              100        100              100
        Recovery Lag           0              0            0            0                0          0                0
        Recovery Time Series 100            100          100          100              100        100              100
        Initial Rate           0              0            0            0                0          0                0
        Initial Severity       0              0            0            0                0          0                0
        Use Asset-level    False          False        False        False            False      False            False


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.